             As filed with the Securities and Exchange Commission
                                on July 1, 2000
                     Registration No. 333-74295; 811-09253

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          _____
Pre-Effective Amendment No. ___                                  _____
Post-Effective Amendment No. 12                                    x
                                                                 -----

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  _____
Amendment No. 13                                                   x
                                                                 -----

                            ________________________

                            WELLS FARGO FUNDS TRUST
               (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                          Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)

                           __________________________

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas 72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

 x   Immediately upon filing pursuant to Rule 485(b), or
---

___  on _________ pursuant to Rule 485(b)

___  60 days after filing pursuant to Rule 485(a)(1), or

___  on _________ pursuant to Rule 485(a)(1)

___  75 days after filing pursuant to Rule 485(a)(2), or

___  on _________ pursuant to Rule 485(a)(2)

If appropriate, check  the following box:

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               EXPLANATORY NOTE
                               ----------------

     This Post-Effective Amendment No. 12 is being filed to add to the Registration Statement of Wells Fargo Funds Trust (the "Trust"), the audited financial statements and certain related financial information for the fiscal year ended February 29, 2000 for the LifePath Funds of the Trust, and to make certain other non-material changes to the Registration Statement.

     This Post-Effective Amendment does not affect the Registration Statement for any of the Trust's other funds.

                            WELLS FARGO FUNDS TRUST
                            -----------------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A          Prospectus Captions
------          -------------------

1               Front and Back Cover Pages
2               Objectives and Principal Strategies
                Important Risks
3               Summary of Expenses
                Example of Expenses
4               Objectives and Principal Strategies
                Important Risks
                See Individual Fund Summaries
                General Investment Risks
5               Not applicable
6               Organization and Management of the Funds
7               Your Account
                How to Buy Shares
                How to Sell Shares
                Exchanges
                Dividends and Distributions
                Taxes
8               Distribution Plan
                Exchanges
9               See Individual Fund Summaries

Part B          Statement of Additional Information Captions
------          --------------------------------------------

10              Cover Page and Table of Contents
11              Historical Fund Information
                Cover Page
12              Investment Restrictions
                Additional Investment Policies
                Risk Factors
13              Management
14              Capital Stock
15              Management
16              Portfolio Transactions
17              Capital Stock
18              Determination of Net Asset Value
                Additional Purchase and Redemption Information
19              Federal Income Taxes
20              Management
21              Performance Calculations
22              Financial Information

Part C          Other Information
------          -----------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                                                           WELLS
                                                                           FARGO

                                                                           FUNDS
                                                                           -----

WELLS FARGO LIFEPATH FUNDS

                                                                  --------------
                                                                      PROSPECTUS
                                                                  --------------

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                       LifePath Opportunity Fund

                                                       LifePath 2010 Fund

                                                       LifePath 2020 Fund

                                                       LifePath 2030 Fund

                                                       LifePath 2040 Fund

                                                       Class A, Class B, Class C

                                                                     JULY 1 2000

                          [INTENTIONALLY LEFT BLANK]

Table of Contents                                                 LifePath Funds
---------------------------------------------------------------------------------------------
Overview                               Objectives and Principal Strategies                  4
This section contains important        Summary of Important Risks                           6
summary information about the          Performance History                                  8
Funds.
                                       Summary of Expenses                                 14
                                       Key Information                                     18
---------------------------------------------------------------------------------------------
The Funds                              LifePath Opportunity Fund                           19
This section contains important        LifePath 2010 Fund                                  19
information about the individual       LifePath 2020 Fund                                  19
Funds.
                                       LifePath 2030 Fund                                  19
                                       LifePath 2040 Fund                                  19
                                       General Investment Risks                            30
                                       Organization and Management
                                        of the Funds                                       36
---------------------------------------------------------------------------------------------
Your Investment                        A Choice of Share Classes                           38
Turn to this section for               Reduced Sales Charges                               41
information on how to open an          Exchanges                                           44
account and how to buy, sell and       Your Account                                        46
exchange Fund shares.
                                         How to Buy Shares                                 47
                                         How to Sell Shares                                50
---------------------------------------------------------------------------------------------
Reference                              Additional Services and
                                        Other Information                                  52
Look here for additional               Table of Predecessors                               54
information and term                   Glossary                                            55
definitions.                           Prospectus/Supplemental
                                        Annual Report Information                          58

LifePath Funds
---------------------------------------------------------------------------
See the individual Fund descriptions in this Prospectus for further details.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

The LifePath Funds all have the same objective. They are designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors may be willing to accept given their stated investment time horizons. Each Fund is managed for investors planning to retire or to begin to withdraw substantial portions of their investment in the Fund's target year.

In buying securities for each Fund, Barclays Global Fund Advisors ("BGFA"), the Funds' investment advisor, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to each index appropriate for each individual Fund. Where possible, the Funds buy all the securities that comprise the index. If the index includes too many securities to buy them all, the Funds buy a representative sample. The Funds seek to match the index's return as closely as possible. The Funds focus on the selection of indexes or asset classes and do not try to avoid individual under-performing securities investments nor do they try to pick individual investments that might outperform the index.

This strategy stems from the belief that asset allocation decisions--which index or investment category you choose--matter more to overall investment performance than individual security selection--which stock or bond you choose.

FUND                                    OBJECTIVE

                                    The Fund is managed for investors who have
LifePath Opportunity Fund           retired or who are planning to retire (or
                                    begin to withdraw substantial portions of their investment) approximately in the year
                                    2000.


                                    The Fund is managed for investors planning
LifePath 2010 Fund                  to retire or begin to withdraw substantial
                                    portions of their investment approximately in the year 2010.


                                    The Fund is managed for investors planning
LifePath 2020 Fund                  to retire or begin to withdraw substantial
                                    portions of their investment approximately in the year 2020.


                                    The Fund is managed for investors planning
LifePath 2030 Fund                  to retire or begin to withdraw substantial
                                    portions of their investment approximately in the year 2030.


                                    The Fund is managed for investors planning
LifePath 2040 Fund                  to retire or begin to withdraw substantial
                                    portions of their investment approximately in the year 2040.

4 LifePath Funds Prospectus

-------------------------------------------------------------------------------

The LifePath Funds pursue a strategy of allocating and reallocating investments among indexes representing stocks, bonds, and money market instruments to capture returns and reduce risk consistent with a stated investment horizon. Funds with longer time horizons invest more of their assets in stocks to provide capital appreciation over the long term. Funds with shorter time horizons replace some of their stock holdings with bonds and money market instruments to reduce risk and price volatility. Funds with shorter time horizons also have lower expected returns than Funds with longer time horizons.

PRINCIPAL STRATEGY

We invest in a combination of fixed-income, money market and equity securities using an asset allocation strategy that is designed to maintain the lowest risk profile of all the LifePath Funds. The LifePath Opportunity Fund continues to allocate a portion of its assets to stocks and bonds in addition to money market instruments, because we believe that most investors are still willing to take some risks in pursuing returns even while drawing on their investments. On average, we expect that about 20% of this Fund's assets will be invested in stocks, with the rest in bonds and money market instruments.

We invest in a combination of equity, fixed-income, and money market securities using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2010. As of the end of the Fund's last fiscal year, the LifePath 2010 Fund held about 45% of its assets in stocks, 49% of its assets in bonds, and the rest of its assets in money market instruments. As the year 2010 approaches, the Fund will increasingly resemble the LifePath Opportunity Fund.

We invest in a combination of equity fixed-income, and money market securities using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2020. As of the end of the Fund's last fiscal year, the LifePath 2020 Fund held about 67% of its assets in stocks, 29% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity, fixed-income, and money market securities using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2030. As of the end of the Fund's last fiscal year, the LifePath 2030 Fund held about 83% of its assets in stocks, 15% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity, fixed-income, and money market securities using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2040. As of the end of the Fund's last fiscal year, the LifePath 2040 Fund held about 98% of its assets in stocks, 1% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

                                                     LifePath Funds Prospectus 5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

   .  the individual fund descriptions later in this Prospectus;

   .  under the "General Investment Risks" section beginning on page 30; and

   .  in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a Fund.

   COMMON RISKS FOR THE FUNDS

   Equity Securities

   The LifePath Funds invest in equity securities; and the longer time horizon Funds, such as the LifePath 2030 and LifePath 2040 Funds, invest a majority of their assets in equity securities. This type of investment is subject to equity market risk. This is the risk that stocks prices will fluctuate and can decline and reduce the value of a Fund's portfolio. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue.

   Foreign Securities

   The LifePath Funds may invest in foreign equity and debt securities. Foreign company investments (made through American Depositary Receipts ("ADRs") and similar instruments), foreign obligations, and emerging market investments are subject to additional risk, including less liquidity and greater price volatility. A Fund's investment in foreign companies, foreign obligations, and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory and diplomatic risks. The shorter time horizon Funds generally invest less than 15% of their assets in foreign or emerging market securities. Foreign obligations, as well as securities of U.S. branches of foreign banks and foreign branches of U.S. banks are subject to additional risks, such as political turmoil, the imposition of foreign withholding taxes, and the establishment of exchange controls or the adoption of other foreign governmental restrictions that may affect the payment of principal and/or interest on these securities.

   Fixed-Income Securities

   The LifePath Funds invest in debt instruments, such as notes and bonds; and the shorter time horizon funds, such as the LifePath Opportunity and LifePath 2010 Funds, invest a majority of their assets in debt instruments. These types of investments are subject to credit risks and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio. The Funds may invest in bonds of any maturity length, depending on the recommended asset allocation. However, the Funds may only invest in securities of investment grade quality, that is, ranked in the four highest categories. Debt instruments with longer maturities are generally more sensitive to interest rates changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates, may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your

6 LifePath Funds Prospectus

-------------------------------------------------------------------------------
investment. Mortgage- and asset-backed securities and collateralized mortgage obligations ("CMOs") are subject to prepayment acceleration and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Asset Allocation Models

The Funds use investment models to assess market conditions and recommend asset mixes appropriate to the risk tolerance of each Fund. We seek allocations that offer the highest expected return while keeping within a Fund's statistically determined risk of loss. In other words, the Funds seek the highest expected return in exchange for the level of risk appropriated to the Fund. There is no guarantee that the model will make accurate determinations or that an asset class will perform as expected. We seek to replicate the performance of the various indexes in a Fund's allocation. During periods when an index loses value, that portion of your investment will also lose value. We may incur a higher than average portfolio turnover ratio resulting from allocation shifts recommended by the model. Portfolio turnover can result in higher fees and may trigger tax consequences.

                                                     LifePath Funds Prospectus 7

Performance History
--------------------------------------------------------------------------------

     The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns from inception and for one-year periods are compared to the performance of several appropriate broad-based indexes. Please remember that past performance is no guarantee of future results.


     LifePath Opportunity Fund Class A Calendar Year Returns (%)*

     '95        17.16
     '96         6.04
     '97        10.43
     '98        10.14
     '99         4.50

     Best Qtr.: Q2 '97 . 5.62%              Worst Qtr.: Q2 '99 . -0.49%


     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through March 31, 2000 was 1.48%.

       Average annual total returns (%)/1/
       for the period ended 12/31/99                       1 year       5 year       Inception/6/
       Class A (Incept. 3/1/94)                            -1.53         8.28              6.70

       Class B (Incept. 6/30/98)/2/                        -0.94         8.76              7.14

       Class C (Incept. 12/1/98)/2/                         2.95         9.01              7.24

       S&P 500 Index/3/                                    21.03        28.54             24.17

       LB Aggregate Bond Index/4/                          -0.82         7.73              6.13

       LB Gov't/Corp. Bond Index/5/                        -2.15         7.61              5.96

       MFR Taxable Retail Money Market Fund Index           4.52         5.44              5.32

    1. Returns shown reflect applicable sales charges.
    2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
    3. S&P 500 is a registered trademark of Standard & Poor's.
    4. Lehman Brothers Aggregate Bond Index. For the purposes of evaluating Fund performance, this index, which includes mortgage-backed securities in its composition, provides a closer comparison than the LB Gov't/Corp. Bond Index (also shown in the table) of certain asset classes in which the Fund invests. It will be used as the appropriate broad-based securities market index for this Fund going forward.
    5. Lehman Brothers Government/Corporate Bond Index.
    6. March 1, 1994.

8  LifePath Funds Prospectus

--------------------------------------------------------------------------------

     LifePath 2010 Fund Class A Calendar Year Returns (%)*

     '95        23.56
     '96        10.50
     '97        16.27
     '98        15.67
     '99         9.10

     Best Qtr.: Q4 '98 . 9.99%             Worst Qtr.: Q3 '98 . -3.57%


     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through March 31, 2000 was 1.79%.

     Average annual total returns (%)/1/
                                                                                                   Since
     for the period ended 12/31/99                                1 year         5 year         Inception/7/
     Class A (Incept. 3/1/94)                                      2.80          13.56             11.19

     Class B (Incept. 3/1/97)/2/                                   3.62          14.06             11.63

     Class C (Incept. 12/1/98)/2/                                  7.50          14.28             11.71

     S&P 500 Index/3/                                             21.03          28.54             24.17

     MSCI/EAFE Index/4/                                           27.30          13.15             11.15

     LB Aggregate Bond Index/5/                                   -0.82           7.73              6.13

     LB Gov't/Corp. Bond Index/6/                                 -2.15           7.61              5.96

     MFR Taxable Retail Money Market Fund Index                    4.52           5.44              5.32

  1. Returns shown reflect applicable sales charges.
  2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
  3. S&P 500 is a registered trademark of Standard & Poor's.
  4. Morgan Stanley Capital International/Europe, Asia and Far East Index.
  5. Lehman Brothers Aggregate Bond Index. For the purposes of evaluating Fund performance, this index, which includes mortgage-backed securities in its composition, provides a closer comparison than the LB Gov't/Corp. Bond Index (also shown in the table) of certain asset classes in which the Fund invests. It will be used as the appropriate broad-based securities market index for this Fund going forward.
  6. Lehman Brothers Government/Corporate Bond Index.
  7. March 1, 1994.

                                                    LifePath Funds Prospectus  9

Performance History
--------------------------------------------------------------------------------

     LifePath 2020 Fund Class A Calendar Year Returns (%)*

     '95        27.13
     '96        13.21
     '97        20.90
     '98        19.59
     '99        13.72

     Best Qtr.: Q4 '98 . 14.48%              Worst Qtr.: Q3 '98 . -6.81%


     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through March 31, 2000 was 2.10%.

     Average annual total returns (%)/1/
                                                                                                Since
     for the period ended 12/31/99                               1 year          5 year       Inception/7/
     Class A (Incept. 3/1/94)                                     7.15           17.40           14.46

     Class B (Incept. 3/1/97)/2/                                  8.18           17.98           14.95

     Class C (Incept. 12/1/98)/2/                                12.13           18.17           15.02

     S&P 500 Index/3/                                            21.03           28.54           24.17

     MSCI/EAFE Index/4/                                          27.30           13.15           11.15

     LB Aggregate Bond Index/5/                                  -0.82            7.73            6.13

     LB Gov't/Corp. Bond Index/6/                                -2.15            7.61            5.96

     MFR Taxable Retail Money Market Fund Index                   4.52            5.44            5.32

  1. Returns shown reflect applicable sales charges.
  2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
  3. S&P 500 is a registered trademark of Standard & Poor's.
  4. Morgan Stanley Capital International/Europe, Asia and Far East Index.
  5. Lehman Brothers Aggregate Bond Index. For the purposes of evaluating Fund performance, this index, which includes mortgage-backed securities in its composition, provides a closer comparison than the LB Gov't/Corp. Bond Index (also shown in the table) of certain asset classes in which the Fund invests. It will be used as the appropriate broad-based securities market index for this Fund going forward.
  6. Lehman Brothers Government/Corporate Bond Index.
  7. March 1, 1994.

10  LifePath Funds Prospectus

--------------------------------------------------------------------------------

     LifePath 2030 Fund Class A Calendar Year Returns (%)*

     '95       30.76
     '96       15.32
     '97       24.14
     '98       22.40
     '99       16.46

     Best Qtr.: Q4 '98 . 17.93%              Worst Qtr.: Q3 '98 . -9.23%


     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through March 31, 2000 was 2.57%.

     Average annual total returns (%)/1/
                                                                                                   Since
     for the period ended 12/31/99                            1 year            5 year          Inception/7/
     Class A (Incept. 3/1/94)                                  9.74             20.25              16.78

     Class B (Incept. 3/1/97)/2/                              10.86             20.83              17.25

     Class C (Incept. 12/1/98)/2/                             14.77             20.99              17.30

     S&P 500 Index/3/                                         21.03             28.54              24.17

     MSCI/EAFE Index/4/                                       27.30             13.15              11.15

     LB Aggregate Bond Index/5/                               -0.82              7.73               6.13

     LB Gov't/Corp. Bond Index/6/                              -2.15              7.61               5.96

  1. Returns shown reflect applicable sales charges.
  2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
  3. S&P 500 is a registered trademark of Standard & Poor's.
  4. Morgan Stanley Capital International/Europe, Asia and Far East Index.
  5. Lehman Brothers Aggregate Bond Index. For the purposes of evaluating Fund performance, this index, which includes mortgage-backed securities in its composition, provides a closer comparison than the LB Gov't/Corp. Bond Index (also shown in the table) of certain asset classes in which the Fund invests. It will be used as the appropriate broad-based securities market index for this Fund going forward.
  6. Lehman Brothers Government/Corporate Bond Index.
  7. March 1, 1994

                                                   LifePath Funds Prospectus  11

Performance History
--------------------------------------------------------------------------------

     LifePath 2040 Fund Class A Calendar Year Returns (%)*

     '95       32.21
     '96       18.41
     '97       26.49
     '98       25.17
     '99       21.02

     Best Qtr.: Q4 '98 . 21.54%              Worst Qtr.: Q3 '98 . -11.63%


     * Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through March 31, 2000 was 2.50%.

     Average annual total returns (%)/1/
                                                                                                  Since
     for the period ended 12/31/99                            1 year            5 year        Inception/7/
     Class A (Incept. 3/1/94)                                 14.03             23.10             19.34

     Class B (Incept. 3/1/97)/2/                              15.41             23.69             19.82

     Class C (Incept. 7/1/98)/2/                              19.41             23.86             19.89


     S&P 500 Index/3/                                         21.03             28.54             24.17

     MSCI/EAFE Index/4/                                       27.30             13.15             11.15

     LB Aggregate Bond Index/5/                               -0.82              7.73              6.13

     LB Gov't/Corp. Bond Index/6/                             -2.15              7.61              5.96

  1. Returns shown reflect applicable sales charges.
  2. Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class's fees and expenses.
  3. S&P 500 is a registered trademark of Standard & Poor's.
  4. Morgan Stanley Capital International/Europe, Asia and Far East Index.
  5. Lehman Brothers Aggregate Bond Index. For the purposes of evaluating Fund performance, this index, which includes mortgage-backed securities in its composition, provides a closer comparison than the LB Gov't/Corp. Bond Index (also shown in the table) of certain asset classes in which the Fund invests. It will be used as the appropriate broad-based securities market index for this Fund going forward.
  6. Lehman Brothers Government/Corporate Bond Index.
  7. March 1, 1994.

12  LifePath Funds Prospectus

                                            This page intentionally left blank
------------------------------------------------------------------------------

LifePath Funds
------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker/dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES

-----------------------------------------------------------------------------------------------------------------------
                                                                              All Funds         All Funds     All Funds

                                                                            -------------------------------------------
                                                                              CLASS A           CLASS B       CLASS C
-----------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of
offering price)                                                               5.75%             None          None

Maximum deferred sales charge (load) (as a percentage of the lower of
the net asset value ("NAV") at purchase or the NAV at redemption)             None/1/           5.00%         1.00%
-----------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------------------------------------------------------------------------
                                                                LifePath                           LifePath
                                                             Opportunity Fund                     2010 Fund
                                                   --------------------------------------------------------------------
                                                    CLASS A      CLASS B     CLASS C      CLASS A    CLASS B    CLASS C
-----------------------------------------------------------------------------------------------------------------------
Management Fees                                     0.55%        0.55%       0.55%        0.55%      0.55%      0.55%
Distribution (12b-1) Fees                           0.25%        0.75%       0.75%        0.25%      0.75%      0.75%
Other Expenses/2/                                   0.72%        0.68%       0.63%        0.64%      0.66%      0.62%
-----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES/3/             1.52%        1.98%       1.93%        1.44%      1.96%      1.92%
-----------------------------------------------------------------------------------------------------------------------
Fee Waivers                                         0.22%        0.18%       0.13%        0.14%      0.16%      0.12%
-----------------------------------------------------------------------------------------------------------------------
NET EXPENSES/4/                                     1.30%        1.80%       1.80%        1.30%      1.80%      1.80%
-----------------------------------------------------------------------------------------------------------------------

/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.
/2/ Other expenses are based on estimated amounts for the current fiscal year due to various contract changes that became effective on November 8, 1999. /3/ Expenses include expenses of the Master Portfolio.
/4/ The Administrator has committed through June 30, 2001 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

14 LifePath Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
              LifePath                           LifePath                         LifePath
             2020 Fund                          2030 Fund                        2040 Fund
-----------------------------------------------------------------------------------------------------
CLASS A        CLASS B     CLASS C     CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
-----------------------------------------------------------------------------------------------------
0.55%          0.55%       0.55%       0.55%      0.55%      0.55%      0.55%      0.55%      0.55%
0.25%          0.75%       0.75%       0.25%      0.75%      0.75%      0.25%      0.75%      0.75%
0.59%          0.64%       0.61%       0.61%      0.69%      0.77%      0.74%      0.87%      0.73%
-----------------------------------------------------------------------------------------------------
1.39%          1.94%       1.91%       1.41%      1.99%      2.07%      1.54%      2.17%      2.03%
-----------------------------------------------------------------------------------------------------
0.09%          0.14%       0.11%       0.11%      0.19%      0.27%      0.24%      0.37%      0.23%
-----------------------------------------------------------------------------------------------------
1.30%          1.80%       1.80%       1.30%      1.80%      1.80%      1.30%      1.80%      1.80%
-----------------------------------------------------------------------------------------------------

                                                    LifePath Funds Prospectus 15

LifePath Funds
--------------------------------------------------------------------------------

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

------------------------------------------------------------------------------------------------------
                                                LifePath                            LifePath
                                             Opportunity Fund                      2010 Fund
                                    ------------------------------------------------------------------
                                    CLASS A     CLASS B     CLASS C      CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------------
1 YEAR                              $  700      $  683      $  283       $  700     $  683     $  283
3 YEARS                             $1,007      $  904      $  594       $  991     $  900     $  591
5 YEARS                             $1,337      $1,251      $1,030       $1,304     $1,242     $1,026
10 YEARS                            $2,266      $2,118      $2,243       $2,189     $2,075     $2,234
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of the periods shown:

------------------------------------------------------------------------------------------------
                                              LifePath                       LifePath
                                           Opportunity Fund                  2010 Fund
                                    ------------------------------------------------------------
                                    CLASS A    CLASS B   CLASS C    CLASS A    CLASS B   CLASS C
------------------------------------------------------------------------------------------------
1 YEAR                              $  700     $  183    $  183     $  700     $  183    $  183
3 YEARS                             $1,007     $  604    $  594     $  991     $  600    $  591
5 YEARS                             $1,337     $1,051    $1,030     $1,304     $1,042    $1,026
10 YEARS                            $2,266     $2,118    $2,243     $2,189     $2,075    $2,234
------------------------------------------------------------------------------------------------

16 LifePath Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
           LifePath                       LifePath                      LifePath
          2020 Fund                      2030 Fund                     2040 Fund
------------------------------------------------------------------------------------------
CLASS A    CLASS B    CLASS C   CLASS A   CLASS B    CLASS C   CLASS A  CLASS B    CLASS C
------------------------------------------------------------------------------------------
$  700     $  683     $  283    $  700    $  683     $  283    $  700   $  683     $  283
$  981     $  896     $  589    $  985    $  906     $  623    $1,011   $  944     $  614
$1,284     $1,234     $1,021    $1,292    $1,255     $1,089    $1,345   $1,331     $1,072
$2,140     $2,044     $2,224    $2,160    $2,082     $2,379    $2,285   $2,239     $2,340
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
           LifePath                       LifePath                      LifePath
          2020 Fund                      2030 Fund                     2040 Fund
------------------------------------------------------------------------------------------
CLASS A    CLASS B    CLASS C   CLASS A   CLASS B    CLASS C   CLASS A  CLASS B    CLASS C
------------------------------------------------------------------------------------------
$  700     $  183     $  183    $  700    $  183     $  183    $  700   $  183     $  183
$  981     $  596     $  589    $  985    $  606     $  623    $1,011   $  644     $  614
$1,284     $1,034     $1,021    $1,292    $1,055     $1,089    $1,345   $1,131     $1,072
$2,140     $2,044     $2,224    $2,160    $2,082     $2,379    $2,285   $2,239     $2,340
------------------------------------------------------------------------------------------

                                                    LifePath Funds Prospectus 17

Key Information
--------------------------------------------------------------------------------

         What is a "Master/Feeder Fund Arrangement" and why is it used?

         The Funds in this Prospectus are feeder funds in a master/feeder fund arrangement. In a master/feeder fund arrangement, a "feeder" fund invests all of its assets in a "master" fund that has an identical investment objective and policies as the feeder fund. Feeder funds investing in the same master fund can reduce their expenses through sharing the costs of managing a large pool of assets. References to the activities of the LifePath Funds are understood to be references to the master fund (also described as the "Master Portfolio") as applicable.

         -----------------------------------------------------------------------

         Key Terms

         An "asset class" is a broad category of investments such as "bonds" or "equities." "Allocation" refers to the distribution of portfolio assets among two or more asset classes. The LifePath Funds (they may also be referred to as the "Stagecoach Funds" or the "Funds") offered in this Prospectus are managed using a computer model that recommends the allocation of assets according to a Fund's investment objective and risk tolerance.

         -----------------------------------------------------------------------

         Important information you should look for as you decide to invest in a
         Fund:

         The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

         -----------------------------------------------------------------------

         Investment Objective and Investment Strategies

         The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

         . what the Fund is trying to achieve;

         . how we intend to invest your money; and

         . what makes a Fund different from the other Funds offered in this
           Prospectus.
         -----------------------------------------------------------------------

         Permitted Investments

         A summary of the Fund's key permitted investments and practices.

         -----------------------------------------------------------------------

         Important Risk Factors

         Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

         Words appearing in italicized print and highlighted in color are defined in the Glossary.

18 LifePath Funds Prospectus

LifePath Funds
--------------------------------------------------------------------------------

         Investment Objective

         Each LifePath Fund seeks to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. Investors are encouraged to select a particular LifePath Fund based on their investment time horizon. Specifically:

         . LifePath Opportunity Fund is managed for investors who have retired or who are planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000. The Fund also may be appropriate for investors with a shorter time horizon. The Fund does not terminate in the Year 2000, but will continue with the lowest risk profile of all the LifePath Funds. It is expected that when the LifePath 2010 Fund's target date arrives, the LifePath 2010 Fund will be combined with the LifePath Opportunity Fund under the same investment strategy. The LifePath Opportunity Fund will continue to follow an asset allocation strategy that will invest approximately 20% equity securities, with the remainder in debt securities and cash.

         . LifePath 2010 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

         . LifePath 2020 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

         . LifePath 2030 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

         . LifePath 2040 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

         Investment Strategies

         The LifePath Funds were the first Funds of their kind to offer a flexible investment strategy designed to change over specific time horizons. Typically, long-term investment goals are pursued with a more aggressive mix of equities and fixed-income securities than short-term goals. The allocation of each Fund gradually grows more conservative as the year in the Fund's title approaches. You are encouraged to choose the LifePath Fund whose title year most closely matches the year during which you expect to begin regularly redeeming shares.

         Keep in mind, however, that the year in each Fund's title also serves as a guide to the relative aggressiveness of each Fund, where the LifePath 2040 Fund has the most aggressive asset allocation and the LifePath Opportunity Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the Life Path 2040 Fund, for example, even if you do not expect to retire for another forty years. Conversely, you may feel comfortable choosing a more aggressive LifePath Fund for a near-term investment goal.

         We allocate and reallocate assets among a wide range of indexes representing U.S. and international common stocks, fixed-income securities and money market instruments according to the recommended mix suitable for each Fund's risk level. Under normal conditions, the LifePath Opportunity Fund will typically invest 80% of its assets in fixed-income classes and up to 20% in equities as it seeks stable income production and reduced volatility. The more aggressive Funds may invest in up to 100% stocks, but as their title year approaches, their allocation will increasingly resemble the current allocation of the LifePath Opportunity Fund.

                                                    LifePath Funds Prospectus 19

LifePath Funds
--------------------------------------------------------------------------------

         The LifePath Opportunity Fund will not terminate when it reaches the year 2000. Instead, the Fund will enter its "post target" strategy during which it will seek to maximize total return consistent with assuming the lowest risk of any LifePath series. The Fund will continue to follow an asset allocation strategy among three broad investment classes: equity and debt securities of domestic and foreign issuers and cash in the form of money market instruments. However, unlike the remaining LifePath Funds with target dates, during its post-target strategy the LifePath Opportunity Fund will no longer reduce its investment risk through time. Instead, the Fund is expected to have a long-term average mix of approximately 20% equity securities, with the remainder in AAA-rated debt securities and money market instruments. In the same manner as all LifePath Funds, the LifePath Opportunity Fund will continue to employ a tactical asset allocation component, which will alter the investment mix to account for changing expected risks and opportunities. When other LifePath Funds reach their target date, it is expected that shareholders will be asked to approve combining such Funds with the LifePath Opportunity Fund.

         Asset Allocation Decisions

         In buying securities for each Fund, Barclays Global Fund Advisors ("BGFA"), the Funds' investment advisor, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to each index appropriate for each individual Fund. Where possible, the Funds buy all the securities that comprise the index. If the index includes too many securities to buy them all, the Funds buy a representative sample. The Funds seek to match the index's return as closely as possible. The Funds focus on the selection of indexes or asset classes and do not try to avoid individual under-performing securities investments nor do they try to pick individual investments that might outperform the index.

         This strategy stems from the belief that asset allocation decisions--which index or investment category you choose--matter more to overall investment performance than individual security selection--which stock or bond you choose.

         Risk Tolerance

         Two general rules of investing have shaped the Funds' strategies:

         . Higher investment returns usually go hand-in-hand with higher risk; put another way, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

         . The longer an investors' time horizon, the greater their risk tolerance. Their investments have more time to recoup their losses.

         The LifePath Funds with longer time horizons take more risks. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its time horizon, and its investors have less time to recover from market declines, the Funds systematically reduce the level of risk. This systematic shift toward more stable investments should help secure the value of your LifePath investment as the time nears for you to begin drawing on it.

         BGFA does not limit the analysis to long-term expectations. The Funds also take into account short-term market conditions. If conditions in a market have increased risk levels of an investment type or index to a point that its risk outweighs its expected returns, the Funds will not allocate as much of their assets to it as it otherwise might. Conversely, the Funds may reduce their allocation, even when risks have not increased, because its expected return has fallen. This usually happens because prices in a market have risen so high that the potential for further gains appears limited.

20 LifePath Funds Prospectus

--------------------------------------------------------------------------------

     Model-Driven Decisions

     The Fund's assets are allocated across investment groups according to a sophisticated mathematical model that was developed in 1993 and is continually refined. BGFA's investment professionals conduct ongoing research to enhance the model and to ensure it is keeping pace with the world's constantly changing financial markets. Using this model, BGFA gains a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of such models.

     After a Fund Reaches its Time Horizon

     By the time a Fund reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital. This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Fund continues to allocate a portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 20% of the Fund's assets will be invested in stocks, with the remainder in AAA-rated debt securities and money market instruments.

     Permitted Investments

     We do not select individual securities based on traditional investment analysis. Instead, we allocate investments across a mix of indexes representing as many as 17 asset classes by measuring their risk levels and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to each index appropriate for each individual Funds. Where possible, the Funds buy all the securities that comprise an index. If the index includes too many securities to buy them all, the Funds buy a representative sample. The Funds seek to match each index's total return as closely as possible.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investment, either to maintain liquidity or for short-term defensive purpose when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of maximizing assets for retirement.

     We seek exposure to U.S. and foreign equity markets by investing in securities of the following stock indexes as closely as possible:

     . The S&P/BARRA Value Stock Index, which consists primarily of large-capitalization of U.S. stocks with lower than average price-to-book ratios;

     . The S&P/BARRA Growth Stock Index, which consists primarily of large-capitalization U.S. stocks with higher than average price-to-book ratios;

     . The Intermediate Capitalization Value Index, which consists primarily of medium-capitalization U.S. stocks with lower than average price-to-book ratios;

     . The Intermediate Capitalization Growth Index, which consists primarily of medium-capitalization U.S. stocks with higher than average price-to-book ratios;

     . The Intermediate Capitalization Utility Stock Index, which consists primarily of medium-capitalization U.S. utility stocks;

     . The Micro Capitalization Market Index, which consists primarily of small-capitalization U.S. stocks;

                                                    LifePath Funds Prospectus 21

LifePath Funds
--------------------------------------------------------------------------------

         . The Small Capitalization Value Stock Index, which consists primarily of small-capitalization U.S. stocks with lower than average price-to-book ratios;

         . The Small Capitalization Growth Stock Index, which consists primarily of small-capitalization U.S. stocks with higher than average price-to-book ratios;

         . The Morgan Stanley Capital International Japan Index, consisting primarily of large-capitalization Japanese stocks; and

         . The Morgan Stanley Capital International Europe, Australia, Far East ex-Japan Index, consisting primarily of non-Japanese foreign stocks.

         We seek exposure to the U.S. fixed-income markets by investing in securities representative of the following indexes:

         . The Lehman Brothers Long-Term Government Bond Index, which consists of all U.S. Government bonds with maturities of at least ten years;

         . The Lehman Brothers Intermediate-Government Bond Index, which consists of all U.S. Government bonds with maturities of less than ten years but more than one year;

         . The Lehman Brothers Long-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of at least ten years;

         . The Lehman Brothers Intermediate-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of less than ten years but more than one year;

         . The Lehman Brothers Mortgage-Backed Securities Index, which consists of all fixed-coupon mortgage pass-throughs issued by or backed by the U.S. Government or its agencies.

         We seek foreign debt market exposure through investment in securities representative of the Solomon Brothers Non-U.S. World Government Bond Index, which consists of a range of foreign government bonds with maturities of greater than one year.

         We also invest in high-quality money market instruments, including
         U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements. In addition, under normal market conditions, we may invest:

         . in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks; and

         .   in interest rate and index swaps.

         We are not required to keep a minimum investment in any of the asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time.

         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of maximizing assets for retirement.

22 LifePath Funds Prospectus

--------------------------------------------------------------------------------

     Portfolio Allocations

     As of February 29, 2000, each Fund's asset weighting was as follows:

                                               LIFEPATH
                                             OPPORTUNITY    LIFEPATH     LIFEPATH      LIFEPATH    LIFEPATH
     ASSET CLASS                                 FUND      2010 FUND     2020 FUND    2030 FUND    2040 FUND
     Money Market Instruments                    14%           6%            4%           2%           1%

     Bonds                                       65%          49%           29%          15%           1%

     Stocks of Largest U.S. Companies            10%          29%           46%          56%          68%

     Stocks of all other U.S. Companies           5%           5%            6%           7%          10%

     Stocks Trading Outside the U.S.              6%          11%           15%          20%          20%

     Portfolio Management

     The Funds are managed by a team of advisors who, using the allocation models, jointly make investment decisions for the Funds.

     Important Risk Factors

     We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the investment model. Foreign obligations may entail additional risks. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 30; and the specific risks listed here. They are all important to your investment choice.

                                                    LifePath Funds Prospectus 23

LifePath Funds
-------------------------------------------------------------------------------

 This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

 FOR A SHARE OUTSTANDING

                                                       LIFEPATH OPPORTUNITY FUND                                CLASS B SHARES--
                                                       CLASS A SHARES--COMMENCED                                COMMENCED ON
                                                       ON MARCH 1, 1994                                         AUGUST 1, 1998
                                                     -----------------------------------------------------------------------------
                                                     Feb. 29,     Feb. 28,   Feb. 28,    Feb. 28,    Feb. 29,   Feb. 29,  Feb. 28,
For the period ended:                                 2000         1999       1998        1997        1996       2000      1999
                                                     -----------------------------------------------------------------------------
Net asset value, beginning of period                 $  10.52     $ 10.83    $  10.71    $  10.64    $   9.92   $  10.61  $  10.91

Income from investment operations:
  Net investment income (loss)                           0.38        0.36        0.43        0.42        0.40       0.27      0.07
  Net realized and unrealized gain (loss)
     on investments                                      0.09        0.32        0.81        0.28        0.86       0.14      0.29

Total from investment operations                         0.47        0.68        1.24        0.70        1.26       0.41      0.36

Less distributions:
  Dividends from net investment income                  (0.36)      (0.37)      (0.44)      (0.42)      (0.41)     (0.25)    (0.04)
  Distributions from net realized capital gain          (0.33)      (0.62)      (0.68)      (0.21)      (0.13)     (0.33)    (0.62)

Total from distributions                                (0.69)      (0.99)      (1.12)      (0.63)      (0.54)     (0.58)    (0.66)

Net asset value, end of period                       $  10.30     $ 10.52    $  10.83    $  10.71    $  10.64   $  10.44  $  10.61

Total return (not annualized)                            4.47%       6.40%      11.99%       6.74%      12.98%      3.87%     3.35%

Ratios/supplemental data:
  Net assets, end of period (000s)                   $ 44,801     $56,986     $67,909     $84,949    $100,070   $  6,457     3,161

Ratios to average net assets (annualized):/1/
Ratio of expenses to average net assets                  1.30%       1.25%       1.20%       1.20%       1.20%      1.80%     1.70%
Ratio of net investment income (loss) to
  average net assets                                     3.29%       3.27%       3.83%       3.93%       4.00%      2.76%     2.24%

Portfolio turnover/2/                                      55%         66%         39%        108%         84%        55%       66%

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses
  (annualized)                                           1.45%       1.31%        N/A         N/A         N/A       2.17%     3.01%

/1/ Ratios include income earned and expenses charged to the Master Portfolio. /2/ The Portfolio turnover rate reflects activity by the Master Portfolio.
/3/  Distribution was less than $.01 per share.

24   LifePath Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

CLASS C SHARES--          LIFEPATH 2010 FUND                             CLASS B SHARES--            CLASS C SHARES--
COMMENCED ON              CLASS A SHARES--COMMENCED                       COMMENCED                   COMMENCED ON
DECEMBER 1, 1998          ON MARCH 1, 1994                               ON MARCH 1, 1997            DECEMBER 1, 1998
-----------------------------------------------------------------------------------------------------------------------
Feb. 29,         Feb. 28, Feb. 29, Feb. 28,  Feb. 28, Feb. 28, Feb. 29,  Feb. 29, Feb. 28, Feb. 28,  Feb. 29, Feb. 28,
2000             1999     2000     1999      1998     1997     1996      2000     1999     1998      2000     1999
------------------------------------------------------------------------------------------------------------------------
   $10.62        $11.24   $ 13.27  $ 13.16   $ 12.20  $ 11.42 $  9.99   $ 13.25  $ 13.10   $12.02    $13.29   $13.98

     0.29          0.04      0.34     0.32      0.36     0.34    0.32      0.25     0.22     0.19      0.21     0.04

     0.12         (0.04)     0.66     0.94      1.82     0.95    1.58      0.68     0.97     1.88      0.72     0.09

     0.41          0.00      1.00     1.26      2.18     1.29    1.90      0.93     1.19     2.07      0.93     0.13

    (0.26)        (0.01)    (0.34)   (0.33)    (0.38)   (0.34)  (0.33)    (0.25)   (0.22)   (0.15)    (0.20)   0.003
    (0.33)        (0.61)    (1.05)   (0.82)    (0.84)   (0.17)  (0.14)    (1.05)   (0.82)   (0.84)    (1.05)   (0.82)

    (0.59)        (0.62)    (1.39)   (1.15)    (1.22)   (0.51)  (0.47)    (1.30)   (1.04)   (0.99)    (1.25)   (0.82)

   $10.44        $10.62   $ 12.88  $ 13.27   $ 13.16  $ 12.20 $ 11.42   $ 12.88  $ 13.25   $13.10    $12.97   $13.29

     3.91%         0.02%     7.50%    9.91%    18.45%   11.60%  19.40%     6.96%    9.30%   17.64%     6.91%    1.11%

   $7,243        $4,758   $89,056   89,543   $89,659  $82,971 $67,178   $29,937  $18,158   $6,248    $5,364   $  675

     1.80%         1.76%     1.30%    1.25%     1.20%    1.20%   1.20%     1.80%    1.76%    1.70%     1.80%    1.76%

     2.77%         2.27%     2.45%    2.42%     2.85%    3.16%   3.06%     1.93%    1.90%    2.15%     1.88%    2.04%

       55%           66%       49%      38%       46%      73%     39%      49%       38%      46%       49%      38%

     2.13%         2.66%     1.39%    1.28%      N/A      N/A      N/A     1.94%     1.84%     N/A      2.52%    7.72%

                                                  LifePath Funds Prospectus   25

LifePath Funds
--------------------------------------------------------------------------------

 This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception,if shorter). Total returns represent the rate that you would have earned (or lost) on investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                             LIFEPATH 2020 FUND
                                                             CLASS A SHARES--COMMENCED
                                                             ON MARCH 1, 1994
                                                             --------------------------------------------------------
                                                              Feb.29,      Feb. 28,   Feb. 28,   Feb. 28,   Feb. 29,
For the period ended:                                           2000         1999       1998       1997       1996
                                                             --------------------------------------------------------
Net asset value, beginning of period                         $  14.91     $  14.70   $  12.98   $  11.98   $  10.17

Income from investment operations:
  Net investment income (loss)                                   0.24         0.24       0.28       0.27       0.27
  Net realized and unrealized gain (loss)
  on investments                                                 1.33         1.47       2.73       1.43       2.03

Total from investment operations                                 1.57         1.71       3.01       1.70       2.30

Less distributions:
  Dividends from net investment income                          (0.24)       (0.25)     (0.29)     (0.28)     (0.28)
  Distributions from net realized capital gain                  (1.46)       (1.25)     (1.00)     (0.42)     (0.21)

Total from distributions                                        (1.70)       (1.50)     (1.29)     (0.70)     (0.49)

Net asset value, end of period                               $  14.78     $  14.91   $  14.70   $  12.98   $  11.98

Total return (not annualized)                                   10.45%       12.02%     23.97%     14.65%     22.94%

Ratios/supplemental data:
   Net assets, end of period (000s)                          $176,460     $165,584   $166,198   $146,226   $122,488

Ratios to average net assets (annualized):/1/
  Ratio of expenses to average net assets                        1.30%        1.25%      1.20%      1.20%      1.20%
  Ratio of net investment income (loss) to
  average net assets                                             1.52%        1.61%      2.05%      2.33%      2.45%

Portfolio turnover/2/                                              43%          36%        41%        61%        49%

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses
  (annualized)                                                   1.33%        1.26%        N/A        N/A        N/A

/1/ Ratios include income earned and expenses charged to the Master Portfolio. /2/ The Portfolio Turnover Rate reflects activity by the Master Portfolio.
/3/ Distribution was less than $.01 per share.

26 Lifepath Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------



CLASS B SHARES--                 CLASS C SHARES--       LIFEPATH 2030 FUND
COMMENCED ON                     COMMENCED ON           CLASS A SHARES--COMMENCED
MARCH 1, 1997                    DECEMBER 1, 1998       ON MARCH 1, 1994

-------------------------------------------------------------------------------------------------------------
 Feb. 29,   Feb. 28,   Feb. 28,   Feb. 29,   Feb. 28,   Feb. 29,   Feb. 28,    Feb. 28,   Feb. 28,   Feb. 29,
   2000       1999       1998       2000       1999       2000       1999        1998       1997       1996
-------------------------------------------------------------------------------------------------------------
$ 14.79    $ 14.55    $ 12.79     $14.82     $15.82    $  17.15    $  16.51    $  13.83   $  12.34    $ 10.17

   0.15       0.15       0.14       0.11       0.01        0.17        0.18        0.23       0.22       0.21

   1.33       1.48       2.74       1.37       0.22        2.03        1.93        3.54       1.83       2.45

   1.48       1.63       2.88       1.48       0.23        2.20        2.11        3.77       2.05       2.66


  (0.15)     (0.15)     (0.12)     (0.10)     0.003       (0.17)      (0.19)      (0.23)     (0.23)     (0.22)
  (1.46)     (1.24)     (1.00)     (1.46)     (1.23)      (2.22)      (1.28)      (0.86)     (0.33)     (0.27)

  (1.61)     (1.39)     (1.12)     (1.56)     (1.23)      (2.39)      (1.47)      (1.09)     (0.56)     (0.49)

$ 14.66    $ 14.79    $ 14.55     $14.74     $14.82    $  16.96    $  17.15    $  16.51   $  13.83    $ 12.34

   9.90%     11.56%     23.05%      9.87%      1.70%      12.63%      13.25%      28.01%     17.01%     26.53%

$47,472    $28,467    $12,129     $3,009     $  192    $140,867    $134,008    $126,131   $101,078    $83,012

   1.80%      1.76%      1.70%      1.80%      1.71%       1.30%       1.23%       1.20%      1.20%      1.20%

   1.02%      1.04%      1.33%      0.92%      0.76%       0.96%       1.07%       1.50%      1.81%      1.92%

     43%        36%        41%        43%        36%         26%         19%         27%        42%        39%

   1.95%      1.84%       N/A       3.28%     52.02%       1.37%       1.26%        N/A        N/A        N/A

                                                    Lifepath Funds Prospectus 27

LifePath Funds
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on investment in the fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                                             LIFEPATH 2030 FUND                 CLASS C SHARES--
                                                                             CLASS B SHARES--COMMENCED          COMMENCED ON
                                                                             ON MARCH 1, 1997                    DECEMBER 1, 1998
                                                                           ------------------------------------------------------
                                                                            Feb. 29,     Feb. 28,   Feb. 28,    Feb. 29,   Feb. 28,
For the period ended:                                                         2000         1999       1998        2000       1999
                                                                           ------------------------------------------------------

Net asset value, beginning of period                                       $ 16.93      $ 16.28    $ 13.63     $16.94     $17.89

Income from investment operations:
  Net investment income (loss)                                                0.08         0.09       0.10       0.06       0.00
  Net realized and unrealized gain (loss) on investments                      2.01         1.92       3.50       2.01       0.31

Total from investment operations                                              2.09         2.01       3.60       2.07       0.31

Less distributions:
  Dividends from net investment income                                       (0.08)       (0.10)     (0.09)     (0.05)     0.003
  Distributions from net realized capital gain                               (2.22)       (1.26)     (0.86)     (2.22)     (1.26)

Total from distributions                                                     (2.30)       (1.36)     (0.95)     (2.27)     (1.26)

Net asset value, end of period                                             $ 16.72      $ 16.93    $ 16.28     $16.74     $16.94

Total return (not annualized)                                                12.13%       12.64%     26.93%     12.05%      1.98%

Ratios/supplemental data:
  Net assets, end of period (000s)                                         $36,406      $25,206    $12,469     $1,293     $   92

Ratios to average net assets (annualized): /1/
  Ratio of expenses to average net assets                                     1.80%        1.75%      1.70%      1.80%      1.73%
  Ratio of net investment income (loss) to average net assets                 0.44%        0.52%      0.76%      0.36%      0.16%

Portfolio turnover rate/2/                                                      26%          19%        27%        26%        19%

Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses (annualized)                                            1.98%        1.84%       N/A       5.37%     72.87%

/1/ Ratios include income earned and expenses charged to the Master Portfolio. /2/ The Portfolio Turnover Rate reflects activity by the Master Portfolio.
/3/ Distribution was less than $.01 per share.

28   LifePath Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

LIFEPATH 2040 FUND                                          CLASS B SHARES--                  CLASS C SHARES--
CLASS A SHARES--COMMENCED                                   COMMENCED                         COMMENCED ON
ON MARCH 1, 1994                                            ON MARCH 1, 1997                  JULY 1, 1998
-------------------------------------------------------------------------------------------------------------------
  Feb. 29,    Feb. 28,   Feb. 28,   Feb. 28,   Feb. 29,     Feb. 29,   Feb. 28,   Feb. 28,    Feb. 29,   Feb. 28,
   2000         1999       1998       1997       1996         2000       1999       1998        2000       1999
-------------------------------------------------------------------------------------------------------------------
$  17.87     $  17.07   $  14.50   $  12.84   $  10.37      $ 17.52    $ 16.76    $ 14.29      $17.53     $18.01


    0.05         0.08       0.13       0.16       0.15        (0.04)     (0.01)      0.03       (0.04)     (0.01)
    2.78         2.39       4.17       2.35       2.82         2.73       2.33       4.06        2.72       1.08

    2.83         2.47       4.30       2.51       2.97         2.69       2.32       4.09        2.68       1.07


   (0.05)       (0.08)     (0.14)     (0.16)     (0.16)        0.00      (0.01)     (0.03)       0.00       0.00
   (1.87)       (1.59)     (1.59)     (0.69)     (0.34)       (1.87)     (1.55)     (1.59)      (1.87)     (1.55)

   (1.92)       (1.67)     (1.73)     (0.85)     (0.50)       (1.87)     (1.56)     (1.62)      (1.87)     (1.55)

$  18.78     $  17.87   $  17.07   $  14.50   $  12.84      $ 18.34    $ 17.52    $ 16.76      $18.34     $17.53

   15.65%       14.98%     30.66%     20.17%     28.91%       15.07%     14.37%     29.47%      15.07%      6.40%


$306,002     $261,808   $248,195   $189,560   $142,738      $93,757    $63,395    $30,754      $6,095     $3,096


    1.30%        1.25%      1.20%      1.20%      1.20%        1.80%      1.75%      1.70%       1.80%      1.71%
    0.24%        0.42%      0.82%      1.22%      1.29%        0.28%)    (0.12%)     0.08%      (0.30%)    (0.39%)

      29%          19%        34%        48%        29%          29%        19%        34%         29%        19%


    1.36%        1.26%       N/A        N/A        N/A         1.95%      1.78%       N/A        2.55%      4.71%

                                                    LifePath Funds Prospectus 29

General Investment Risks
--------------------------------------------------------------------------------


         Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

         . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

         .   We cannot guarantee that we will meet our investment objectives.

         . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

         . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

         . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

         . An investment in a single Fund, by itself, does not constitute a complete investment plan.

         . A Fund's investment in foreign and emerging markets are subject to additional risks, including less liquidity and greater price volatility and may also be subject to special risks associated with international trade, including currency, information, political, regulatory and diplomatic risk.

         . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

         . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

         Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

         What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

         Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

30   LifePath Funds Prospectus

--------------------------------------------------------------------------------

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

     Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitments or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security and reduce a portfolio's rate of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

                                                  LifePath Funds Prospectus   31

General Investment Risks
--------------------------------------------------------------------------------

         In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

32  LifePath Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices. Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember each Fund is designed to meet different investment needs and objectives.

                                                                                                           All
                                                                                                           FUNDS
INVESTMENT PRACTICE                                                              RISK
Borrowing Policies
The ability to borrow from banks for temporary purposes to meet shareholder  Leverage Risk                  .
redemptions.

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either on a schedule or    Interest Rate and              .
when an index or benchmark changes.                                          Credit Risk

Foreign Securities
Equity securities issued by a non-U.S. company or debt securities of         Information, Political,
non-U.S. companies or foreign governments. Foreign securities                Regulatory, Diplomatic,        .
may also be emerging market securities, which are subject to the             Liquidity and Currency Risk
same risks, but to a higher degree.


Illiquid Securities
A security that cannot be readily sold, or cannot be readily sold without    Liquidity Risk                 .
negatively affecting its fair price. Limited to 15% of total assets.


Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and financial         Credit, Counter-Party          .
institutions to increase return on those securities. Loans                   and Leverage Risk
may be made up to Investment Company Act of 1940 limits
(currently one-third of total assets including the value of collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional interests in pools of consumer Interest Rate, Credit
loans, such as mortgage loans, car loans, credit card debt, or receivables   Prepayment and                 .
held in trust.                                                               Experience Risk

Options
The right or obligation to receive or deliver a security or cash payment
depending on the security's price or the performance of an index or          Credit, Information            .
benchmark.  Types of options may include: options on securities,             and Liquidity Risk
options on a stock index, stock index futures and options on stock index futures to protect liquidity and portfolio value.

                                                   LifePath Funds Prospectus  33

General Investment Risks
--------------------------------------------------------------------------------

                                                                                                        All
                                                                                                        FUNDS
INVESTMENT PRACTICE                                                           RISK
Other Mutual Funds
A pro rata portion of the other fund's expenses, in addition                Market Risk                .
to the expenses paid by the Funds, will be borne by Fund
shareholders.

Privately Issued Securities
Securities that are not publicly traded but which may                       Liquidity Risk             .
or may not be resold in accordance with Rule 144A of the
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to buy back a        Credit and                 .
security at an agreed upon time and price, usually with interest.           Counter-Party Risk

34  LifePath Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust
Each Fund is one of over 60 Funds of Wells Fargo Funds Trust (the "Trust"), an open-end management investment company. The Trust was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of a corresponding Fund of Stagecoach Trust. The performance and financial statement history of each predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach Funds. The Table on page 54 identifies the Stagecoach Trust predecessors to the Funds.

                               BOARD OF TRUSTEES
                       Supervises the Funds' activities
------------------------------------------------------------------------------------------------------------------
              INVESTMENT ADVISOR                                            CUSTODIAN
Barclays Global Fund Advisors                           Investors Bank & Trust Company
45 Fremont Street, San Francisco, CA                    200 Clarendon Street, Boston, MA
Manages the Funds' investment activities                Provides safekeeping for the
                                                        Funds' assets
------------------------------------------------------------------------------------------------------------------
                                                                                             SHAREHOLDER
                                                               TRANSFER                       SERVICING
DISTRIBUTOR              ADMINISTRATOR                           AGENT                          AGENTS
Stephens Inc.            Wells Fargo Bank, N.A.            Boston Financial Data             Various Agents
111 Center St.           525 Market St.                    Services, Inc.
Little Rock, AR          San Francisco, CA                 Two Heritage Dr.
                                                           Quincy, MA

Markets the Funds        Manages the                       Maintains records                 Provide
and distributes          Funds' business                   of shares and                     services to
Fund shares              activities                        supervises the payment            customers
                                                           of dividends
------------------------------------------------------------------------------------------------------------------

                 FINANCIAL SERVICES FIRMS AND SELLING AGENTS
     Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------

                                 SHAREHOLDERS

36 LifePath Funds Prospectus

--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described.

The Investment Advisor
Barclay's Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), and an indirect subsidiary of Barclays Bank
PLC, is the advisor for each of the LifePath Master Portfolios. BGFA invests the Funds' assets according to various asset allocation models. No particular individuals are responsible for the day-today management of the Funds. BGFA was created from the sale of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, to BGI. As of December 31, 1999, BGI managed or provided investment advice for assets aggregating in excess of $783 billion. For providing advisory services to the Master Portfolios, BGFA is entitled to receive 0.55% of each Master Portfolio's net assets.

The Administrator
Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Trustees. For providing these services Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

Shareholder Servicing Plan
We have a shareholder servicing plan for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average net assets.

The Transfer Agent
Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services,BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                    LifePath Funds Prospectus 37

A Choice of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher on-going expenses than Class A shares.

     . Class C Shares--with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

     The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher on-going expenses assessed against Class B shares.

     Class C shares are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

     Orders for Class B shares of $250,000 or more are either treated as orders for Class A shares or they will be refused. For Class C shares, orders of $1,000,000 or more, including purchases made which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, are also either treated as orders for Class A shares or they will be refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reduced Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

     Class A Share Sales Charge Schedule
     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the Net Asset Value ("NAV") plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

38 LifePath Funds Prospectus

--------------------------------------------------------------------------------


     CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE
     SCHEDULE:

                                      FRONT-END SALES       FRONT-END SALES
                                       CHARGE AS %            CHARGE AS %
            AMOUNT                      OF PUBLIC              OF AMOUNT
          OF PURCHASE                 OFFERING PRICE            INVESTED

      Less than     $ 50,000                5.75%                 6.10%

      $   50,000 to $ 99,999                4.75%                 4.99%

      $  100,000 to $249,999                3.75%                 3.90%

      $  250,000 to $499,999                2.75%                 2.83%

      $  500,000 to $999,999                2.00%                 2.04%

      $1,000,000 and over/1/                0.00%                 0.00%

     /1/ We will assess a 1.00% CDSC on Class A shares purchases of $1,000,000 or more or if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Funds' approval. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

     Class B Share CDSC Schedule

     If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

     CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING SALES CHARGE
     SCHEDULE:

     REDEMPTION 1 YEAR 2 YEARS 3 YEARS 4 YEARS 5 YEARS 6 YEARS 7 YEARS 8 YEARS WITHIN

      CDSC       5.00%   4.00%  3.00%   3.00%   2.00%   1.00%   0.00%   A shares

     The CDSC percentage you pay is based on the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

     We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future on-going expenses.

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999 HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

     REDEMPTION  1 YEAR   2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS
     WITHIN

     CDSC        5.00%    4.00%     3.00%   3.00%    2.00%    1.00%    A shares

                                                  LifePath Funds Prospectus   39

A Choice of Share Classes
-------------------------------------------------------------------------------

     Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to March
     3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

     CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED PRIOR TO MARCH 3, 1997 HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

     REDEMPTION   1 YEAR   2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS
     WITHIN

     CDSC         3.00%    2.00%    1.00%    1.00%    0.00%    0 .00%   A shares

     If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective CDSC schedule first shown above.

     Class C Share CDSC Schedule

     If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

     The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale, and up to 1.00% annually thereafter.

     We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

40   LifePath Funds Prospectus

Reduced Sales Charges
--------------------------------------------------------------------------------


         Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

         Class A Share Reductions

         . You pay no sales charges on Fund shares you buy with reinvested distributions.

         . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

         . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

         . Rights of Accumulation ("ROA") allow you to combine the amount you invest with the total NAV of shares you own in other Funds Trust front-end load Funds, in which you have already paid a front-end load, in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

         . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

         . You may reinvest in to a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

         If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

         You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

         . a family unit, including children under the age of twenty-one or single trust estate;

         . a trustee or fiduciary purchasing for a single fiduciary relationship; or

         . the members of a "qualified group" which consists of a "company" (as defined in the Investment Company Act of 1940, as amended), and related parties of such a "Company, "which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                  How a Letter of Intent Can Save You Money!

            If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

                                                  LifePath Funds Prospectus   41

Reduced Sales Charges
------------------------------------------------------------------------------

         Class B and Class C Share CDSC Reductions

         . You pay no CDSC on Funds shares you purchase with reinvested distributions.

         . We waive the CDSC for all redemptions made because of scheduled (Rule 72T withdrawal schedule) or mandatory (withdrawals made after age 701/2 according to IRS guidelines) distributions for certain retirement plans. (See your retirement plan disclosure for details.)

         . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

         . We waive the CDSC for redemptions made at the direction of Wells Fargo in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

         . We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Fund shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

         .   We waive the Class C share CDSC for certain types of accounts.

         For Class B shares purchased after July 17, 1999 for former Stagecoach Funds shareholders, and for all other shareholders, no CDSC is imposed on withdrawals that meet all the following circumstances:

         .   withdrawals are made through the Systematic Withdrawal Plan;

         . withdrawals may not exceed 10% of your fund assets (including "free shares") annually based on your anniversary date in the Systematic Withdrawal Plan; and

         . you participate in the dividend and capital gain reinvestment program.

         Waivers for Certain Parties

         If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

         .  Current and retired employees, trustees and officers of:

            .  Wells Fargo Funds and its affiliates;

            .  Wells Fargo & Company and its affiliates;

            .  Stephens Inc. and its affiliates; and

            .  Broker-Dealers who act as selling agents.

         . and the families of any of the above. Contact your selling agent for further information.

         You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

         We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

42  LifePath Funds Prospectus

--------------------------------------------------------------------------------

          Distribution Plan

          We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 for the Class A, Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

          FUND                         CLASS A     CLASS B     CLASS C

          LifePath Opportunity Fund    0.25%        0.75%       0.75%

          LifePath 2010 Fund           0.25%        0.75%       0.75%

          LifePath 2020 Fund           0.25%        0.75%       0.75%

          LifePath 2030 Fund           0.25%        0.75%       0.75%

          LifePath 2040 Fund           0.25%        0.75%       0.75%

          These fees are charged based on the average daily net assets of the respective class and are paid out of the Funds' assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

          MIP Rule 12b-1 Plan

          The Board of Trustees of Master Investment Portfolio ("MIP") has adopted, on behalf of each Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan does not result in any additional expenses being borne by a Master Portfolio or a Fund. The Plan was intended as a precaution designed to address the possibility that certain ongoing payments by Barclays to Wells Fargo Bank in connection with the sale of a former affiliate of Wells Fargo Bank may be characterized as indirect payments by each Master Portfolio to finance activities primarily intended to result in the sale of interest in such Master Portfolio. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio, such payment would be authorized pursuant to the Plan.

                                                   LifePath Funds Prospectus  43

Exchanges
--------------------------------------------------------------------------------

         Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

         . You should carefully read the Prospectus for the Fund into which you wish to exchange.

         . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

         . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

         . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

         . Exchanges between Class B shares, and between Class C shares or between either Class B or Class C shares and a Wells Fargo money market fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

         . Exchanges between Class B shares and the Wells Fargo Money Market Fund Class B shares will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.

         . Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

         . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders.

         . You may make exchanges between like share classes. You may also exchange from any Class C shares into the Money Market Fund Class A shares. Exchanged shares retain any applicable CDSC upon redemption.

         Generally, we will notify you up to 60 days in advance of any changes in your exchange privileges.

44  LifePath Funds Prospectus

                                              This page intentionally left blank
________________________________________________________________________________

Your Account
--------------------------------------------------------------------------------

         This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

         Pricing Fund Shares

         . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

         . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

         . We process requests to buy or sell shares of the funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time is processed the next business day.

         . The funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

         You Can Buy Fund Shares

         . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

         .   Through a brokerage account with an approved selling agent; or

         . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

         Minimum Investments

         . $1,000 per Fund minimum initial investment; or

         . $100 per Fund if you use the Systematic Purchase Program; and

         . $100 per Fund for all investments after your initial investment.

         We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans,through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

46  LifePath Funds Prospectus

                                                              How to Buy Shares
--------------------------------------------------------------------------------

The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

  BY MAIL

  IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------

  . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application in proper order. Failure to complete an Application properly may result in a delay in processing your request.

  . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Wells Fargo LifePath Opportunity Fund, Class B."

  . You may start your account with $100 if you elect the Systematic Purchase Plan option on the Application.

  .   Mail to: Wells Fargo Funds               Overnight Mail Only: Wells Fargo Funds
               ATTN: CCSU-Boston Financial                          ATTN: CCSU-Boston Financial
               P.O. Box 8266                                        66 Brooks Drive
               Boston, MA 02266-8266                                Braintree, MA 02184

--------------------------------------------------------------------------------
  IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

  . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

  .   Enclose the payment stub/card from your statement if available.

  .   Mail to: Wells Fargo Funds
               ATTN: CCSU-Boston Financial PO Box 8266
               Boston, MA 02266-8266

                                                   LifePath Funds Prospectus  47

Your Account
--------------------------------------------------------------------------------


           BY WIRE

           IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
         -----------------------------------------------------------------------

           . You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

           . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

           . Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application and funding in proper order.

           .   Overnight Application to: Wells Fargo Funds
                                         ATTN:CCSU-Boston Financial
                                         66 Brooks Drive
                                         Braintree, MA 02184

           .   Wire money to:            State Street Bank & Trust            Attention:
                                         Boston, MA                           Wells Fargo Funds (Name
                                                                              of Fund and Share Class)
                                         Bank Routing Number:
                                         ABA 011 000028
                                                                              Account Name:
                                         Wire Purchase Account Number:        (Registration Name
                                         9905-437-1                           Indicated on Application)

         -----------------------------------------------------------------------
           IF YOU ARE BUYING ADDITIONAL SHARES:
         -----------------------------------------------------------------------

           . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

           .   Wire to:                  State Street Bank & Trust            Attention:
                                         Boston,MA                            Wells Fargo Funds (Name
                                                                              of Fund and Share Class)
                                         Bank Routing Number:
                                         ABA 011 000028                       Account Name:
                                         Wire Purchase Account Number:        (Registration Name
                                         9905-437-1                           Indicated on account)

48  LifePath Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

       BY PHONE

       IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

       You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

       .    Call Investor Services and instruct the representative to either:

            .    transfer at least $1,000 from a linked settlement account, or

            . exchange at least $1,000 worth of shares from an existing Wells Fargo Fund. Please see the "Exchanges" section for special rules.

       .    Call: 1-800-222-8222, option 0

     ---------------------------------------------------------------------------
       IF YOU ARE BUYING ADDITIONAL SHARES:
     ---------------------------------------------------------------------------

       .    Call Investor Services and instruct the representative to either:

            .    transfer at least $100 from a linked settlement account, or

            . exchange at least $100 worth of shares from another Wells Fargo Fund.

       .    Call: 1-800-222-8222, option 0

                                                  LifePath Funds Prospectus   49

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

       BY MAIL

       IF YOU ARE SELLING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

       . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

       . Make sure all the account owners sign the request exactly as their names appear on the account application.

       . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

       . Signature Guarantees are required for mailed redemption requests over $50,000, or if the address on your account was changed within the last 30 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.

       .    Mail to: Wells Fargo Funds
                     ATTN:CCSU-Boston Financial
                     PO Box 8266
                     Boston, MA 02266-8266

       BY PHONE

       . Call Investor Services to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

       . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

       . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

       . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

       . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

       . We will not mail proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

       .    Call: 1-800-222-8222, option 0

50  LifePath Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------


     GENERAL NOTES FOR SELLING SHARES

       . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times are processed on the same business day.

       .    Your redemptions are net of any applicable CDSC.

       . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

       . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

       . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

                                                   LifePath Funds Prospectus  51

Additional Services and Other Information
--------------------------------------------------------------------------------

     Automatic Programs:

     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Systematic withdrawals may only be processed on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0, for more information.

     . Systematic Purchase Plan--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund you would like to purchase, and specify an amount of at least $100.

     . Systematic Exchange Plan--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Plan--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

       . must have a Fund account valued at $10,000 or more;

       . must have your distributions reinvested; and

       . may not simultaneously participate in the Systematic Purchase Plan.

     It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We automatically cancel your program if the linked bank account you specified is closed.

     Dividend and Capital Gain Distributions

     The Funds in this Prospectus pay any dividends periodically and make capital gains distributions at least annually.

     We offer the following distribution options:

     . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

     . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

     . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.

52  LifePath Funds Prospectus

--------------------------------------------------------------------------------

     . Directed Distribution Purchase Option--Lets you buy shares of a different
       Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior distributions to establishing this option.

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

     Taxes

     The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the material federal income tax considerations affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations. You should consult your tax advisor with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations.

     We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

                                                   LifePath Funds Prospectus  53

Table of Predecessors
--------------------------------------------------------------------------------

         The Funds in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

         Each Fund is an accounting survivor of a former Stagecoach Trust fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

           Wells Fargo Funds Trust          Predecessor Fund

           LifePath Opportunity Fund        Stagecoach LifePath Opportunity Fund

           LifePath 2010 Fund               Stagecoach LifePath 2010 Fund

           LifePath 2020 Fund               Stagecoach LifePath 2020 Fund

           LifePath 2030 Fund               Stagecoach LifePath 2030 Fund

           LifePath 2040 Fund               Stagecoach LifePath 2040 Fund

54 LifePath Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

American Depositary Receipts ("ADRs")

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

The increase in the value of a security. See also "total return."

Capitalization

When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

Collateralized Mortgage Obligations ("CMOs")

Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

                                                    LifePath Funds Prospectus 55

Glossary
--------------------------------------------------------------------------------

         Duration

         A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

         Emerging Markets

         Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

         FDIC

         The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

         FHLMC

         FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

         FNMA

         FNMA securities are known as "Fannie Maes" and are issued by the Federal National Mortgage Association, and FHLMC securities are known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation.

         GNMA

         GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

         Illiquid Security

         A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

         Investment-Grade Securities

         A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics. Liquidity The ability to readily sell a security at a fair price.

         Money Market Instruments

         High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

         Net Asset Value ("NAV")

         The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

56 LifePath Funds Prospectus

          Options

          An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

          Public Offering Price ("POP")

          The NAV with the sales load added.

          Quantitatively Measured Risk

          Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average. Repurchase Agreement An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

          Selling Agent

          A person who has an agreement with the Funds' distributors that allows him/her to sell a Fund's shares.

          Shareholder Servicing Agent

          Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

          Signature Guarantee

          A guarantee given by a financial institution that has verified the identity of the maker of the signature.

          S&P, S&P 500 Index

          Standard and Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

          Statement of Additional Information

          A document that supplements the disclosure made in the Prospectus.

          Taxpayer Identification Number

          Usually the social security number for an individual or the Employer Identification Number for a corporation.

          Time Horizon

          An investments time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with shorter time horizons. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.

          Total Return

          The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

          Turnover Ratio

          The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

          U.S.Government Obligations

          Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                                    LifePath Funds Prospectus 57

Prospectus/Supplemental Annual Report Information
--------------------------------------------------------------------------------

     The information below describes the growth of a hypothetical $10,000 investment in Class A shares of each of the LifePath Funds. The maximum sales charges have been applied, and each Fund's performance is compared to several broad-based securities indexes representing the various components of each LifePath portfolio. This information supersedes the information found on pages 5-7 of your Annual Report for the year ended February
     29, 2000. That information included the performance of the Lehman Brothers Treasury Bond Index instead of the applicable Lehman Brothers Aggregate Bond Index as one of the broad-based securities index benchmarks for the LifePath Funds. The Lehman Brothers Aggregate Bond Index is shown in the charts below.

               WELLS FARGO - LIFEPATH Opportunity Class A Shares

            Wells Fargo LifePath    Lehman Brothers Aggregate    S & P 500           IBC All Taxable       Wells Fargo LifePath
            Opportunity Class A     Bond Index                   Composite Index     Money Fund Average    Opportunity Class I
            --------------------    -------------------------    ---------------     ------------------    --------------------
Mar 1-94            $ 9,425                   $10,000                  $10,000              $10,000              $10,000
Mar-94              $ 9,295                   $ 9,753                  $ 9,564              $10,024              $ 9,862
Apr-94              $ 9,247                   $ 9,675                  $ 9,687              $10,049              $ 9,811
May-94              $ 9,257                   $ 9,674                  $ 9,846              $10,078              $ 9,821
Jun-94              $ 9,192                   $ 9,653                  $ 9,604              $10,108              $ 9,753
Jul-94              $ 9,344                   $ 9,845                  $ 9,920              $10,140              $ 9,914
Aug-94              $ 9,420                   $ 9,857                  $10,326              $10,173              $ 9,995
Sep-94              $ 9,292                   $ 9,712                  $10,074              $10,209              $ 9,859
Oct-94              $ 9,321                   $ 9,703                  $10,300              $10,245              $ 9,889
Nov-94              $ 9,206                   $ 9,682                  $ 9,925              $10,285              $ 9,767
Dec-94              $ 9,244                   $ 9,748                  $10,072              $10,328              $ 9,808
Jan-95              $ 9,400                   $ 9,941                  $10,333              $10,373              $ 9,973
Feb-95              $ 9,623                   $10,178                  $10,736              $10,420              $10,210
Mar-95              $ 9,713                   $10,240                  $11,052              $10,468              $10,306
Apr-95              $ 9,851                   $10,384                  $11,377              $10,516              $10,452
May-95              $10,125                   $10,785                  $11,831              $10,564              $10,743
Jun-95              $10,221                   $10,864                  $12,106              $10,613              $10,844
Jul-95              $10,320                   $10,840                  $12,507              $10,660              $10,950
Aug-95              $10,389                   $10,971                  $12,538              $10,707              $11,023
Sep-95              $10,506                   $11,078                  $13,067              $10,754              $11,146
Oct-95              $10,536                   $11,222                  $13,020              $10,800              $11,178
Nov-95              $10,706                   $11,390                  $13,591              $10,848              $11,359
Dec-95              $10,831                   $11,550                  $13,853              $10,895              $11,492
Jan-96              $10,933                   $11,626                  $14,324              $10,940              $11,600
Feb-96              $10,872                   $11,424                  $14,457              $10,985              $11,535
Mar-96              $10,849                   $11,344                  $14,596              $11,029              $11,510
Apr-96              $10,859                   $11,280                  $14,811              $11,073              $11,521
May-96              $10,869                   $11,257                  $15,191              $11,118              $11,532
Jun-96              $10,940                   $11,408                  $15,249              $11,162              $11,607
Jul-96              $10,846                   $11,439                  $14,575              $11,207              $11,507
Aug-96              $10,908                   $11,420                  $14,883              $11,251              $11,574
Sep-96              $11,136                   $11,618                  $15,719              $11,296              $11,815
Oct-96              $11,305                   $11,876                  $16,153              $11,342              $11,994
Nov-96              $11,579                   $12,079                  $17,372              $11,387              $12,286
Dec-96              $11,485                   $11,967                  $17,028              $11,433              $12,186
Jan-97              $11,593                   $12,004                  $18,091              $11,478              $12,300
Feb-97              $11,604                   $12,034                  $18,234              $11,524              $12,312
Mar-97              $11,445                   $11,901                  $17,486              $11,570              $12,143
Apr-97              $11,631                   $12,079                  $18,528              $11,618              $12,340
May-97              $11,882                   $12,194                  $19,661              $11,667              $12,607
Jun-97              $12,088                   $12,339                  $20,535              $11,714              $12,826
Jul-97              $12,409                   $12,672                  $22,168              $11,765              $13,166
Aug-96              $12,243                   $12,564                  $20,927              $11,815              $12,990
Sep-97              $12,493                   $12,749                  $22,071              $11,864              $13,255
Oct-97              $12,471                   $12,934                  $21,334              $11,915              $13,232
Nov-97              $12,549                   $12,993                  $22,322              $11,965              $13,315
Dec-97              $12,683                   $13,125                  $22,706              $12,016              $13,457
Jan-98              $12,791                   $13,293                  $22,958              $12,068              $13,571
Feb-98              $12,995                   $13,282                  $24,613              $12,115              $13,788
Mar-98              $13,172                   $13,327                  $25,873              $12,167              $13,976
Apr-98              $13,245                   $13,397                  $26,137              $12,217              $14,053
May-98              $13,221                   $13,524                  $25,688              $12,268              $14,027
Jun-98              $13,355                   $13,639                  $26,731              $12,319              $14,170
Jul-98              $13,331                   $13,667                  $26,447              $12,370              $14,144
Aug-98              $13,025                   $13,890                  $22,626              $12,422              $13,820
Sep-98              $13,337                   $14,215                  $24,076              $12,473              $14,150
Oct-98              $13,571                   $14,140                  $26,031              $12,529              $14,399
Nov-98              $13,731                   $14,220                  $27,608              $12,582              $14,569
Dec-98              $13,970                   $14,263                  $29,232              $12,631              $14,822
Jan-99              $14,062                   $14,364                  $30,454              $12,679              $14,919
Feb-99              $13,825                   $14,113                  $31,401              $12,721              $14,668
3/31/99             $14,000                   $14,191                  $32,657              $12,768              $14,854
4/30/99             $14,145                   $14,236                  $33,920              $12,814              $15,008
5/31/99             $13,986                   $14,111                  $33,120              $12,860              $14,840
6/30/99             $14,144                   $14,066                  $34,922              $12,905              $15,007
7/31/99             $14,077                   $14,007                  $33,831              $12,954              $14,936
8/31/99             $14,051                   $14,000                  $33,664              $13,005              $14,908
9/30/99             $14,074                   $14,162                  $32,741              $13,055              $14,933
10/31/99            $14,249                   $14,214                  $34,814              $13,108              $15,119
11/30/99            $14,384                   $14,213                  $35,520              $13,160              $15,247
12/31/99            $14,598                   $14,145                  $37,613              $13,217              $15,462
1/31/00             $14,331                   $14,098                  $35,724              $13,273              $15,196
2/29/00             $14,443                   $14,269                  $35,049              $13,328              $15,314

     ____ Wells Fargo LifePath Opportunity Class A   - - - - S & P 500 Composite Index
     .... Lehman Brothers Aggregate Bond Index       __ _ .  IMoneyNet All Taxable Money Fund Average

                  WELLS FARGO - LIFEPATH 2010 Class A Shares

            Wells Fargo LifePath    Lehman Brothers Aggregate    S & P 500           IBC All Taxable       Wells Fargo LifePath
            2010 Class A            Bond Index                   Composite Index     Money Fund Average    2010 Class I
            ---------------------   -------------------------    ---------------     ------------------    --------------------
Mar 1-94            $ 9,425                   $10,000                  $10,000              $10,000              $10,000
Mar-94              $ 9,276                   $ 9,753                  $ 9,564              $10,024              $ 9,841
Apr-94              $ 9,228                   $ 9,675                  $ 9,687              $10,049              $ 9,791
May-94              $ 9,266                   $ 9,674                  $ 9,846              $10,078              $ 9,831
Jun-94              $ 9,189                   $ 9,653                  $ 9,604              $10,108              $ 9,750
Jul-94              $ 9,360                   $ 9,845                  $ 9,920              $10,140              $ 9,931
Aug-94              $ 9,465                   $ 9,857                  $10,326              $10,173              $10,042
Sep-94              $ 9,319                   $ 9,712                  $10,074              $10,209              $ 9,888
Oct-94              $ 9,396                   $ 9,703                  $10,300              $10,245              $ 9,969
Nov-94              $ 9,195                   $ 9,682                  $ 9,925              $10,285              $ 9,756
Dec-94              $ 9,269                   $ 9,748                  $10,072              $10,328              $ 9,834
Jan-95              $ 9,444                   $ 9,941                  $10,333              $10,373              $10,020
Feb-95              $ 9,737                   $10,178                  $10,736              $10,420              $10,331
Mar-95              $ 9,888                   $10,240                  $11,052              $10,468              $10,491
Apr-95              $10,075                   $10,384                  $11,377              $10,516              $10,689
May-95              $10,429                   $10,785                  $11,831              $10,564              $11,065
Jun-95              $10,570                   $10,864                  $12,106              $10,613              $11,214
Jul-95              $10,768                   $10,840                  $12,507              $10,660              $11,425
Aug-95              $10,808                   $10,971                  $12,538              $10,707              $11,467
Sep-95              $11,016                   $11,078                  $13,067              $10,754              $11,688
Oct-95              $11,016                   $11,222                  $13,020              $10,800              $11,688
Nov-95              $11,286                   $11,390                  $13,591              $10,848              $11,974
Dec-95              $11,453                   $11,550                  $13,853              $10,895              $12,151
Jan-96              $11,656                   $11,626                  $14,324              $10,940              $12,367
Feb-96              $11,626                   $11,424                  $14,457              $10,985              $12,335
Mar-96              $11,639                   $11,344                  $14,596              $11,029              $12,349
Apr-96              $11,721                   $11,280                  $14,811              $11,073              $12,436
May-96              $11,804                   $11,257                  $15,191              $11,118              $12,524
Jun-96              $11,863                   $11,408                  $15,249              $11,162              $12,586
Jul-96              $11,625                   $11,439                  $14,575              $11,207              $12,334
Aug-96              $11,728                   $11,420                  $14,883              $11,251              $12,444
Sep-96              $12,099                   $11,618                  $15,719              $11,296              $12,837
Oct-96              $12,318                   $11,876                  $16,153              $11,342              $13,069
Nov-96              $12,818                   $12,079                  $17,372              $11,387              $13,600
Dec-96              $12,656                   $11,967                  $17,028              $11,433              $13,427
Jan-97              $12,932                   $12,004                  $18,091              $11,478              $13,721
Feb-97              $12,975                   $12,034                  $18,234              $11,524              $13,766
Mar-97              $12,714                   $11,901                  $17,486              $11,570              $13,490
Apr-97              $13,068                   $12,079                  $18,528              $11,618              $13,866
May-97              $13,540                   $12,194                  $19,661              $11,667              $14,366
Jun-97              $13,905                   $12,339                  $20,535              $11,714              $14,753
Jul-97              $14,478                   $12,672                  $22,168              $11,765              $15,361
Aug-96              $14,056                   $12,564                  $20,927              $11,815              $14,914
Sep-97              $14,507                   $12,749                  $22,071              $11,864              $15,392
Oct-97              $14,300                   $12,934                  $21,334              $11,915              $15,172
Nov-97              $14,518                   $12,993                  $22,322              $11,965              $15,403
Dec-97              $14,714                   $13,125                  $22,706              $12,016              $15,612
Jan-98              $14,866                   $13,293                  $22,958              $12,068              $15,773
Feb-98              $15,369                   $13,282                  $24,613              $12,115              $16,306
Mar-98              $15,760                   $13,327                  $25,873              $12,167              $16,722
Apr-98              $15,878                   $13,397                  $26,137              $12,217              $16,847
May-98              $15,772                   $13,524                  $25,688              $12,268              $16,734
Jun-98              $16,047                   $13,639                  $26,731              $12,319              $17,026
Jul-98              $15,976                   $13,667                  $26,447              $12,370              $16,951
Aug-98              $14,958                   $13,890                  $22,626              $12,422              $15,871
Sep-98              $15,474                   $14,215                  $24,076              $12,473              $16,418
Oct-98              $16,105                   $14,140                  $26,031              $12,529              $17,087
Nov-98              $16,522                   $14,220                  $27,608              $12,582              $17,530
Dec-98              $17,020                   $14,263                  $29,232              $12,631              $18,058
Jan-99              $17,275                   $14,364                  $30,454              $12,679              $18,328
Feb-99              $16,893                   $14,113                  $31,401              $12,721              $17,923
Mar-99              $17,225                   $14,191                  $32,657              $12,768              $18,276
Apr-99              $17,571                   $14,236                  $33,920              $12,814              $18,643
May-99              $17,289                   $14,111                  $33,120              $12,860              $18,344
Jun-99              $17,672                   $14,066                  $34,922              $12,905              $18,750
Jul-99              $17,479                   $14,007                  $33,831              $12,954              $18,545
Aug-99              $17,415                   $14,000                  $33,664              $13,005              $18,477
Sep-99              $17,353                   $14,162                  $32,741              $13,055              $18,412
Oct-99              $17,781                   $14,214                  $34,814              $13,108              $18,866
Nov-99              $18,067                   $14,213                  $35,520              $13,160              $19,141
Dec-99              $18,569                   $14,145                  $37,613              $13,217              $19,668
Jan-00              $18,076                   $14,098                  $35,724              $13,273              $19,148
Feb-00              $18,160                   $14,269                  $35,049              $13,328              $19,237

     ____ Wells Fargo LifePath 2010 Class A         - - - - S & P 500 Composite Index
     .... Lehman Brothers Aggregate Bond Index      __ _ .  IMoneyNet All Taxable Money Fund Average

58  LifePath Funds Prospectus

                               Prospectus/Supplemental Annual Report Information
--------------------------------------------------------------------------------

                  WELLS FARGO - LIFEPATH 2020 Class A Shares

            Wells Fargo LifePath    Lehman Brothers Aggregate    S & P 500           IBC All Taxable       Wells Fargo LifePath
            2020 Class A            Bond Index                   Composite Index     Money Fund Average    2020 Class I
            --------------------    -------------------------    ---------------     ------------------    --------------------
Mar 1-94            $ 9,425                   $10,000                 $10,000               $10,000               $10,000
Mar-94              $ 9,248                   $ 9,753                 $ 9,564               $10,024               $ 9,812
Apr-94              $ 9,239                   $ 9,675                 $ 9,687               $10,049               $ 9,802
May-94              $ 9,295                   $ 9,674                 $ 9,846               $10,078               $ 9,862
Jun-94              $ 9,184                   $ 9,653                 $ 9,604               $10,108               $ 9,744
Jul-94              $ 9,364                   $ 9,845                 $ 9,920               $10,140               $ 9,935
Aug-94              $ 9,516                   $ 9,857                 $10,326               $10,173               $10,097
Sep-94              $ 9,334                   $ 9,712                 $10,074               $10,209               $ 9,903
Oct-94              $ 9,439                   $ 9,703                 $10,300               $10,245               $10,015
Nov-94              $ 9,200                   $ 9,682                 $ 9,925               $10,285               $ 9,761
Dec-94              $ 9,293                   $ 9,748                 $10,072               $10,328               $ 9,859
Jan-95              $ 9,495                   $ 9,941                 $10,333               $10,373               $10,074
Feb-95              $ 9,814                   $10,178                 $10,736               $10,420               $10,412
Mar-95              $10,002                   $10,240                 $11,052               $10,468               $10,612
Apr-95              $10,225                   $10,384                 $11,377               $10,516               $10,849
May-95              $10,595                   $10,785                 $11,831               $10,564               $11,241
Jun-95              $10,774                   $10,864                 $12,106               $10,613               $11,431
Jul-95              $11,029                   $10,840                 $12,507               $10,660               $11,701
Aug-95              $11,058                   $10,971                 $12,538               $10,707               $11,733
Sep-95              $11,318                   $11,078                 $13,067               $10,754               $12,008
Oct-95              $11,278                   $11,222                 $13,020               $10,800               $11,966
Nov-95              $11,613                   $11,390                 $13,591               $10,848               $12,321
Dec-95              $11,814                   $11,550                 $13,853               $10,895               $12,534
Jan-96              $12,075                   $11,626                 $14,324               $10,940               $12,812
Feb-96              $12,065                   $11,424                 $14,457               $10,985               $12,801
Mar-96              $12,106                   $11,344                 $14,596               $11,029               $12,844
Apr-96              $12,218                   $11,280                 $14,811               $11,073               $12,963
May-96              $12,350                   $11,257                 $15,191               $11,118               $13,103
Jun-96              $12,406                   $11,408                 $15,249               $11,162               $13,163
Jul-96              $12,038                   $11,439                 $14,575               $11,207               $12,773
Aug-96              $12,181                   $11,420                 $14,883               $11,251               $12,924
Sep-96              $12,665                   $11,618                 $15,719               $11,296               $13,437
Oct-96              $12,901                   $11,876                 $16,153               $11,342               $13,688
Nov-96              $13,590                   $12,079                 $17,372               $11,387               $14,419
Dec-96              $13,375                   $11,967                 $17,028               $11,433               $14,190
Jan-97              $13,769                   $12,004                 $18,091               $11,478               $14,609
Feb-97              $13,833                   $12,034                 $18,234               $11,524               $14,677
Mar-97              $13,473                   $11,901                 $17,486               $11,570               $14,295
Apr-97              $13,955                   $12,079                 $18,528               $11,618               $14,806
May-97              $14,620                   $12,194                 $19,661               $11,667               $15,511
Jun-97              $15,115                   $12,339                 $20,535               $11,714               $16,037
Jul-97              $15,924                   $12,672                 $22,168               $11,765               $16,895
Aug-96              $15,288                   $12,564                 $20,927               $11,815               $16,220
Sep-97              $15,920                   $12,749                 $22,071               $11,864               $16,891
Oct-97              $15,562                   $12,934                 $21,334               $11,915               $16,512
Nov-97              $15,920                   $12,993                 $22,322               $11,965               $16,891
Dec-97              $16,169                   $13,125                 $22,706               $12,016               $17,156
Jan-98              $16,356                   $13,293                 $22,958               $12,068               $17,354
Feb-98              $17,149                   $13,282                 $24,613               $12,115               $18,195
Mar-98              $17,757                   $13,327                 $25,873               $12,167               $18,840
Apr-98              $17,909                   $13,397                 $26,137               $12,217               $19,002
May-98              $17,698                   $13,524                 $25,688               $12,268               $18,778
Jun-98              $18,127                   $13,639                 $26,731               $12,319               $19,233
Jul-98              $17,974                   $13,667                 $26,447               $12,370               $19,071
Aug-98              $16,209                   $13,890                 $22,626               $12,422               $17,197
Sep-98              $16,893                   $14,215                 $24,076               $12,473               $17,924
Oct-98              $17,874                   $14,140                 $26,031               $12,529               $18,965
Nov-98              $18,572                   $14,220                 $27,608               $12,582               $19,705
Dec-98              $19,340                   $14,263                 $29,232               $12,631               $20,519
Jan-99              $19,752                   $14,364                 $30,454               $12,679               $20,957
Feb-99              $19,211                   $14,113                 $31,401               $12,721               $20,383
Mar-99              $19,717                   $14,191                 $32,657               $12,768               $20,920
Apr-99              $20,286                   $14,236                 $33,920               $12,814               $21,523
May-99              $19,872                   $14,111                 $33,120               $12,860               $21,084
Jun-99              $20,544                   $14,066                 $34,922               $12,905               $21,798
Jul-99              $20,220                   $14,007                 $33,831               $12,954               $21,453
Aug-99              $20,116                   $14,000                 $33,664               $13,005               $21,343
Sep-99              $19,895                   $14,162                 $32,741               $13,055               $21,109
Oct-99              $20,664                   $14,214                 $34,814               $13,108               $21,925
Nov-99              $21,108                   $14,213                 $35,520               $13,160               $22,394
Dec-99              $21,993                   $14,145                 $37,613               $13,217               $23,349
Jan-00              $21,189                   $14,098                 $35,724               $13,273               $22,502
Feb-00              $21,217                   $14,269                 $35,049               $13,328               $22,532

     ____ Wells Fargo LifePath 2020 Class A          - - - - S & P 500 Composite Index
     .... Lehman Brothers Aggregate Bond Index       __ _ .  IMoneyNet All Taxable Money Fund Average

                  WELLS FARGO - LIFEPATH 2030 Class A Shares

            Wells Fargo LifePath    Lehman Brothers Aggregate    S & P 500           IBC All Taxable       Wells Fargo LifePath
            2030 Class A            Bond Index                   Composite Index     Money Fund Average    2030 Class I
            --------------------    -------------------------    ---------------     ------------------    --------------------
Mar 1-94            $ 9,425                   $10,000                 $10,000               $10,000               $10,000
Mar-94              $ 9,144                   $ 9,753                 $ 9,564               $10,024               $ 9,702
Apr-94              $ 9,144                   $ 9,675                 $ 9,687               $10,049               $ 9,702
May-94              $ 9,210                   $ 9,674                 $ 9,846               $10,078               $ 9,772
Jun-94              $ 9,044                   $ 9,653                 $ 9,604               $10,108               $ 9,595
Jul-94              $ 9,262                   $ 9,845                 $ 9,920               $10,140               $ 9,827
Aug-94              $ 9,500                   $ 9,857                 $10,326               $10,173               $10,079
Sep-94              $ 9,284                   $ 9,712                 $10,074               $10,209               $ 9,851
Oct-94              $ 9,418                   $ 9,703                 $10,300               $10,245               $ 9,993
Nov-94              $ 9,150                   $ 9,682                 $ 9,925               $10,285               $ 9,708
Dec-94              $ 9,265                   $ 9,748                 $10,072               $10,328               $ 9,830
Jan-95              $ 9,477                   $ 9,941                 $10,333               $10,373               $10,055
Feb-95              $ 9,805                   $10,178                 $10,736               $10,420               $10,403
Mar-95              $10,020                   $10,240                 $11,052               $10,468               $10,632
Apr-95              $10,273                   $10,384                 $11,377               $10,516               $10,899
May-95              $10,709                   $10,785                 $11,831               $10,564               $11,362
Jun-95              $10,915                   $10,864                 $12,106               $10,613               $11,581
Jul-95              $11,198                   $10,840                 $12,507               $10,660               $11,881
Aug-95              $11,227                   $10,971                 $12,538               $10,707               $11,912
Sep-95              $11,541                   $11,078                 $13,067               $10,754               $12,245
Oct-95              $11,482                   $11,222                 $13,020               $10,800               $12,182
Nov-95              $11,874                   $11,390                 $13,591               $10,848               $12,598
Dec-95              $12,114                   $11,550                 $13,853               $10,895               $12,853
Jan-96              $12,406                   $11,626                 $14,324               $10,940               $13,163
Feb-96              $12,406                   $11,424                 $14,457               $10,985               $13,163
Mar-96              $12,461                   $11,344                 $14,596               $11,029               $13,221
Apr-96              $12,622                   $11,280                 $14,811               $11,073               $13,392
May-96              $12,784                   $11,257                 $15,191               $11,118               $13,564
Jun-96              $12,829                   $11,408                 $15,249               $11,162               $13,611
Jul-96              $12,381                   $11,439                 $14,575               $11,207               $13,136
Aug-96              $12,544                   $11,420                 $14,883               $11,251               $13,309
Sep-96              $13,114                   $11,618                 $15,719               $11,296               $13,913
Oct-96              $13,379                   $11,876                 $16,153               $11,342               $14,195
Nov-96              $14,228                   $12,079                 $17,372               $11,387               $15,096
Dec-96              $13,971                   $11,967                 $17,028               $11,433               $14,823
Jan-97              $14,443                   $12,004                 $18,091               $11,478               $15,324
Feb-97              $14,517                   $12,034                 $18,234               $11,524               $15,402
Mar-97              $14,082                   $11,901                 $17,486               $11,570               $14,940
Apr-97              $14,661                   $12,079                 $18,528               $11,618               $15,555
May-97              $15,462                   $12,194                 $19,661               $11,667               $16,405
Jun-97              $16,077                   $12,339                 $20,535               $11,714               $17,057
Jul-97              $17,083                   $12,672                 $22,168               $11,765               $18,125
Aug-96              $16,246                   $12,564                 $20,927               $11,815               $17,237
Sep-97              $17,053                   $12,749                 $22,071               $11,864               $18,093
Oct-97              $16,574                   $12,934                 $21,334               $11,915               $17,585
Nov-97              $17,032                   $12,993                 $22,322               $11,965               $18,070
Dec-97              $17,344                   $13,125                 $22,706               $12,016               $18,402
Jan-98              $17,535                   $13,293                 $22,958               $12,068               $18,605
Feb-98              $18,582                   $13,282                 $24,613               $12,115               $19,715
Mar-98              $19,374                   $13,327                 $25,873               $12,167               $20,556
Apr-98              $19,555                   $13,397                 $26,137               $12,217               $20,748
May-98              $19,273                   $13,524                 $25,688               $12,268               $20,449
Jun-98              $19,832                   $13,639                 $26,731               $12,319               $21,041
Jul-98              $19,617                   $13,667                 $26,447               $12,370               $20,813
Aug-98              $17,204                   $13,890                 $22,626               $12,422               $18,254
Sep-98              $18,002                   $14,215                 $24,076               $12,473               $19,100
Oct-98              $19,285                   $14,140                 $26,031               $12,529               $20,462
Nov-98              $20,217                   $14,220                 $27,608               $12,582               $21,450
Dec-98              $21,229                   $14,263                 $29,232               $12,631               $22,524
Jan-99              $21,756                   $14,364                 $30,454               $12,679               $23,083
Feb-99              $21,045                   $14,113                 $31,401               $12,721               $22,329
Mar-99              $21,689                   $14,191                 $32,657               $12,768               $23,012
Apr-99              $22,439                   $14,236                 $33,920               $12,814               $23,808
May-99              $21,910                   $14,111                 $33,120               $12,860               $23,247
Jun-99              $22,794                   $14,066                 $34,922               $12,905               $24,185
Jul-99              $22,326                   $14,007                 $33,831               $12,954               $23,688
Aug-99              $22,153                   $14,000                 $33,664               $13,005               $23,505
Sep-99              $21,821                   $14,162                 $32,741               $13,055               $23,152
Oct-99              $22,847                   $14,214                 $34,814               $13,108               $24,240
Nov-99              $23,464                   $14,213                 $35,520               $13,160               $24,867
Dec-99              $24,723                   $14,145                 $37,613               $13,217               $26,202
Jan-00              $23,647                   $14,098                 $35,724               $13,273               $25,068
Feb-00              $23,703                   $14,269                 $35,049               $13,328               $25,142

     ____ Wells Fargo LifePath 2030 Class A         - - - - S & P 500 Composite Index
     .... Lehman Brothers Aggregate Bond Index      __ _ .  IMoneyNet All Taxable Money Fund Average

                                                  Life Path Funds Prospectus  59

Prospectus/Supplemental Annual Report Information
--------------------------------------------------------------------------------

                  WELLS FARGO - LIFEPATH 2040 Class A Shares

            Wells Fargo LifePath    Lehman Brothers Aggregate    S & P 500           IBC All Taxable       Wells Fargo LifePath
            2040 Class A            Bond Index                   Composite Index     Money Fund Average    2040 Class I
            --------------------    -------------------------    ---------------     ------------------    --------------------
Mar 1-94           $ 9,425                   $10,000                  $10,000               $10,000                $10,000
Mar-94             $ 9,084                   $ 9,753                  $ 9,564               $10,024                $ 9,638
Apr-94             $ 9,159                   $ 9,675                  $ 9,687               $10,049                $ 9,718
May-94             $ 9,263                   $ 9,674                  $ 9,846               $10,078                $ 9,828
Jun-94             $ 9,056                   $ 9,653                  $ 9,604               $10,108                $ 9,609
Jul-94             $ 9,303                   $ 9,845                  $ 9,920               $10,140                $ 9,870
Aug-94             $ 9,615                   $ 9,857                  $10,326               $10,173                $10,202
Sep-94             $ 9,391                   $ 9,712                  $10,074               $10,209                $ 9,964
Oct-94             $ 9,534                   $ 9,703                  $10,300               $10,245                $10,116
Nov-94             $ 9,230                   $ 9,682                  $ 9,925               $10,285                $ 9,793
Dec-94             $ 9,356                   $ 9,748                  $10,072               $10,328                $ 9,927
Jan-95             $ 9,567                   $ 9,941                  $10,333               $10,373                $10,150
Feb-95             $ 9,921                   $10,178                  $10,736               $10,420                $10,526
Mar-95             $10,175                   $10,240                  $11,052               $10,468                $10,796
Apr-95             $10,425                   $10,384                  $11,377               $10,516                $11,061
May-95             $10,838                   $10,785                  $11,831               $10,564                $11,500
Jun-95             $11,084                   $10,864                  $12,106               $10,613                $11,761
Jul-95             $11,441                   $10,840                  $12,507               $10,660                $12,139
Aug-95             $11,441                   $10,971                  $12,538               $10,707                $12,139
Sep-95             $11,795                   $11,078                  $13,067               $10,754                $12,514
Oct-95             $11,698                   $11,222                  $13,020               $10,800                $12,411
Nov-95             $12,124                   $11,390                  $13,591               $10,848                $12,863
Dec-95             $12,370                   $11,550                  $13,853               $10,895                $13,125
Jan-96             $12,719                   $11,626                  $14,324               $10,940                $13,495
Feb-96             $12,788                   $11,424                  $14,457               $10,985                $13,568
Mar-96             $12,870                   $11,344                  $14,596               $11,029                $13,655
Apr-96             $13,101                   $11,280                  $14,811               $11,073                $13,900
May-96             $13,332                   $11,257                  $15,191               $11,118                $14,145
Jun-96             $13,377                   $11,408                  $15,249               $11,162                $14,193
Jul-96             $12,844                   $11,439                  $14,575               $11,207                $13,627
Aug-96             $13,045                   $11,420                  $14,883               $11,251                $13,841
Sep-96             $13,704                   $11,618                  $15,719               $11,296                $14,540
Oct-96             $13,957                   $11,876                  $16,153               $11,342                $14,808
Nov-96             $14,916                   $12,079                  $17,372               $11,387                $15,826
Dec-96             $14,647                   $11,967                  $17,028               $11,433                $15,541
Jan-97             $15,262                   $12,004                  $18,091               $11,478                $16,193
Feb-97             $15,368                   $12,034                  $18,234               $11,524                $16,305
Mar-97             $14,858                   $11,901                  $17,486               $11,570                $15,765
Apr-97             $15,549                   $12,079                  $18,528               $11,618                $16,498
May-97             $16,538                   $12,194                  $19,661               $11,667                $17,546
Jun-97             $17,261                   $12,339                  $20,535               $11,714                $18,313
Jul-97             $18,401                   $12,672                  $22,168               $11,765                $19,524
Aug-96             $17,399                   $12,564                  $20,927               $11,815                $18,460
Sep-97             $18,333                   $12,749                  $22,071               $11,864                $19,451
Oct-97             $17,649                   $12,934                  $21,334               $11,915                $18,726
Nov-97             $18,205                   $12,993                  $22,322               $11,965                $19,315
Dec-97             $18,527                   $13,125                  $22,706               $12,016                $19,657
Jan-98             $18,762                   $13,293                  $22,958               $12,068                $19,907
Feb-98             $20,080                   $13,282                  $24,613               $12,115                $21,305
Mar-98             $21,091                   $13,327                  $25,873               $12,167                $22,377
Apr-98             $21,303                   $13,397                  $26,137               $12,217                $22,602
May-98             $20,879                   $13,524                  $25,688               $12,268                $22,152
Jun-98             $21,592                   $13,639                  $26,731               $12,319                $22,909
Jul-98             $21,356                   $13,667                  $26,447               $12,370                $22,659
Aug-98             $18,123                   $13,890                  $22,626               $12,422                $19,229
Sep-98             $19,081                   $14,215                  $24,076               $12,473                $20,245
Oct-98             $20,687                   $14,140                  $26,031               $12,529                $21,949
Nov-98             $21,868                   $14,220                  $27,608               $12,582                $23,201
Dec-98             $23,191                   $14,263                  $29,232               $12,631                $24,606
Jan-99             $23,863                   $14,364                  $30,454               $12,679                $25,318
Feb-99             $23,088                   $14,113                  $31,401               $12,721                $24,496
Mar-99             $23,939                   $14,191                  $32,657               $12,768                $25,399
Apr-99             $24,870                   $14,236                  $33,920               $12,814                $26,387
May-99             $24,236                   $14,111                  $33,120               $12,860                $25,715
Jun-99             $25,439                   $14,066                  $34,922               $12,905                $26,991
Jul-99             $24,818                   $14,007                  $33,831               $12,954                $26,332
Aug-99             $24,610                   $14,000                  $33,664               $13,005                $26,112
Sep-99             $24,144                   $14,162                  $32,741               $13,055                $25,617
Oct-99             $25,517                   $14,214                  $34,814               $13,108                $27,073
Nov-99             $26,333                   $14,213                  $35,520               $13,160                $27,922
Dec-99             $28,066                   $14,145                  $37,613               $13,217                $29,767
Jan-00             $26,659                   $14,098                  $35,724               $13,273                $28,296
Feb-00             $26,701                   $14,269                  $35,049               $13,328                $28,341

     ____ Wells Fargo LifePath 2040 Class A          - - - - S & P 500 Composite Index
     .... Lehman Brothers Aggregate Bond Index       __ _ .  IMoneyNet All Taxable Money Fund Average

     1. Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Administrator is contractually obligated to reimburse each Fund for some of its operating expenses or to waive a portion of the fees payable to it in order to maintain a certain operating expense ratio. Actual reimbursements and waivers have a positive effect on performance information. Without these reductions the Funds' returns would have been lower.
           Performance shown for each of the LifePath Funds prior to November
        8, 1999 reflects performance of the Class A shares of the corresponding predecessor Stagecoach Trust LifePath Funds. Effective at the close of business on November 5, 1999, the Stagecoach Trust LifePath Funds were reorganized into series of the Wells Fargo Funds.
     2. For Class A shares, the maximum front-end sales charge is 5.75%. The maximum contingent deferred sales charge for Class B shares is 5.00%. The maximum contingent deferred sales charge for Class C shares is 1.00%.
     3. The charts compare the performance of the Wells Fargo LifePath Funds Class A shares since inception with the S&P 500 Index, Lehman Brothers Aggregate Bond Index, and the IMoneyNet Taxable Money Fund Average. The charts assume a hypothetical $10,000 investment in Class A shares, reflects all operating expenses and assumes the maximum initial sales charge of 5.75%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over the counter markets. The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of bonds,mortgage-backed securities and asset-backed securities. IMoneyNet Taxable Money Fund Average is an average of money market funds whose returns are subject to federal, state and local income taxes. The indexes presented do not incur expenses and are not available directly for investment. Had these indexes incurred operating expenses, their performance would have been lower.

60  LifePath Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

                                              This page intentionally left blank
--------------------------------------------------------------------------------

                                              This page intentionally left blank
--------------------------------------------------------------------------------

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance for the most recent reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222; option 4

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR SPECIFIC PRODUCT GROUP AT WELLS FARGO BANK:
Wells Fargo Checking and Savings: 1-800-869-3557
Next Stage IRA or Stagecoach IRA: 1-800-237-8472
Portfolio Advisor: 1-877-689-7882

           ---------------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
           ---------------------------------------------------------

                                                     [LOGO OF WELLS FARGO FUNDS]

Institutional Class
WELLS FARGO LIFEPATH FUNDS

                                                          ----------------------
                                                                   PROSPECTUS
                                                          ----------------------

  Please read this Prospectus and keep it for         LifePath Opportunity Fund
  future reference. It is designed to provide you
  with important information and to help you
  decide if a Fund's goals Fund match your own.       LifePath 2010 Fund

                                                      LifePath 2020 Fund

  These securities have not been approved             LifePath 2030 Fund
  or disapproved by the U.S. Securities and
  Exchange Commission ("SEC"), nor has the SEC        LifePath 2040 Fund
  passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

  Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells
  Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal
  Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND
  INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
  PRINCIPAL.

                                                                     JULY 1 2000

                          [INTENTIONALLY LEFT BLANK]

Table of Contents                                                                          LifePath Funds
---------------------------------------------------------------------------------------------------------
Overview                                    Objectives and Principal Strategies                         4

This section contains important             Summary of Important Risks                                  6
summary information about the               Performance History                                         8
Funds.                                      Summary of Expenses                                        14
                                            Key Information                                            16

---------------------------------------------------------------------------------------------------------
The Funds                                   LifePath Opportunity Fund                                  18

This section contains important             LifePath 2010 Fund                                         18
information about the individual            LifePath 2020 Fund                                         18
Funds.                                      LifePath 2030 Fund                                         18
                                            LifePath 2040 Fund                                         18
                                            General Investment Risks                                   24
                                            Organization and Management
                                             of the Funds                                              30

---------------------------------------------------------------------------------------------------------
Your Investment                             Your Account                                               32

Turn to this section for                      How to Buy Shares                                        33
information on how to open                    How to Sell Shares                                       34
an account and how to buy,                    How to Exchange Shares                                   35
sell and exchange Fund shares.

---------------------------------------------------------------------------------------------------------
Reference                                   Other Information                                          36

Look here for additional                    Table of Predecessors                                      37
information and term                        Glossary                                                   38
definitions.                                Prospectus/Supplemental
                                              Annual Report Information                                41

LifePath Funds Overview
--------------------------------------------------------------------------------

See the individual Funds descriptions in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the glossary.

The LifePath Funds all have the same objective. They are designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors may be willing to accept given their stated investment time horizons. Each Fund is managed for investors planning to retire or to begin to withdraw substantial portions of their investment in the Fund's target year.

In buying securities for each Fund, Barclays Global Fund Advisors ("BGFA"), the Funds' investment advisor, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to each index appropriate for each individual Fund. Where possible, the Funds buy all the securities that comprise the index. If the index includes too many securities to buy them all, the Funds buy a representative sample. The Funds seek to match the index's return as closely as possible. The Funds focus on the selection of indexes or asset classes and do not try to avoid individual under-performing securities investments nor do they try to pick individual investments that might outperform the index.

FUND                                    OBJECTIVE


                                        The Fund is managed for investors who
LifePath Opportunity Fund               have retired or who are planning to
                                        retire or begin to withdraw substantial
                                        portions of their investment
                                        approximately in the year 2000.


                                        The Fund is managed for investors
LifePath 2010 Fund                      planning to retire or begin to withdraw
                                        substantial portions of their investment approximately in the year 2010.


                                        The Fund is managed for investors
LifePath 2020 Fund                      planning to retire or begin to withdraw
                                        substantial portions of their investment approximately in the year 2020.


                                        The Fund is managed for investors
LifePath 2030 Fund                      planning to retire or begin to withdraw
                                        substantial portions of their investment approximately in the year 2030.


                                        The Fund is managed for investors
LifePath 2040 Fund                      planning to retire or begin to withdraw
                                        substantial portions of their investment approximately in the year 2040.

4 LifePath Funds Prospectus

--------------------------------------------------------------------------------

This strategy stems from the belief that asset allocation decisions--which index or investment category you choose--matter more to overall investment performance than individual security selection--which stock or bond you choose.

The LifePath Funds pursue a strategy of allocating and reallocating investments among indexes representing stocks, bonds and money market instruments to capture returns and reduce risk consistent with a stated investment horizon. Funds with longer time horizons invest more of their assets in stocks to provide capital appreciation over the long term. Funds with shorter time horizons replace some of their stock holdings with bonds and money market instruments to reduce risk and price volatility. Funds with shorter time horizons also have lower expected returns than Funds with longer time horizons.

PRINCIPAL STRATEGY

We invest in a combination of fixed-income, money market and equity securities using an asset allocation strategy that is designed to maintain the lowest risk profile of all the LifePath Funds. The LifePath Opportunity Fund continues to allocate a portion of its assets to stocks and bonds in addition to money market instruments, because we believe that most investors are still willing to take some risks in pursuing returns even while drawing on their investments. On average, we expect that about 20% of this Fund's assets will be invested in stocks, with the rest in bonds and money market instruments.

We invest in a combination of equity, fixed-income, and money market securities using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2010. As of the end of the Fund's last fiscal year, the LifePath 2010 Fund held about 45% of its assets in stocks, 49% of its assets in bonds, and the rest of its assets in money market instruments. As the year 2010 approaches, the Fund will increasingly resemble the LifePath Opportunity Fund.

We invest in a combination of equity, fixed-income, and money market securities using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2020. As of the end of the Fund's last fiscal year, the LifePath 2020 Fund held about 67% of its assets in stocks, 29% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity, fixed-income, and money market securities using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2030. As of the end of the Fund's last fiscal year, the LifePath 2030 Fund held about 83% of its assets in stocks, 15% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity, fixed-income, and money market securities using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2040. As of the end of the Fund's last fiscal year, the LifePath 2040 Fund held about 98% of its assets in stocks, 1% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

                                                     LifePath Funds Prospectus 5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. Both are important to your investment choice. Additional information about these and other risks is included in:

 . the individual Fund descriptions later in this Prospectus;

 . under the "General Investment Risks" section beginning on page 24; and

 . in the Funds' Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a Fund.

     COMMON RISKS FOR THE FUNDS

     Equity Securities

     The LifePath Funds invest in equity securities; and the longer time horizon Funds, such as the LifePath 2030 and LifePath 2040 Funds, invest a majority of their assets in equity securities. This type of investment is subject to equity market risk. This is the risk that stocks prices will fluctuate and can decline and reduce the value of a Fund's portfolio. As of the date of this Prospectus, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue.

     Foreign Securities

     The LifePath Funds may invest in foreign equity and debt securities. Foreign company investments (made through American Depositary Receipts ("ADRs") and similar instruments), foreign obligations, and emerging market investments are subject to additional risk, including less liquidity and greater price volatility. A Fund's investment in foreign companies, foreign obligations and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory and diplomatic risks. The shorter time horizon Funds generally invest less than 15% of their assets in foreign or emerging market securities. Foreign obligations, as well as securities of U.S. branches of foreign banks and foreign branches of U.S. banks are subject to additional risks, such as political turmoil, the imposition of foreign withholding taxes, and the establishment of exchange controls or the adoption of other foreign governmental restrictions that may affect the payment of principal and/or interest on these securities.

6 LifePath Funds Prospectus

COMMON RISKS FOR THE FUNDS

Fixed-Income Securities

The LifePath Funds invest in debt instruments, such as notes and bonds; and the shorter time horizon funds, such as the LifePath Opportunity and LifePath 2010 Funds, invest a majority of their assets in debt instruments. These types of investments are subject to credit risks and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund's portfolio. The Funds may invest in bonds of any maturity length, depending on the recommended asset allocation. However, the Funds may only invest in securities of investment grade quality, that is, ranked in the four highest categories. Debt instruments with longer maturities are generally more sensitive to interest rates changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates, may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment. Mortgage- and asset-backed securities and collateralized mortgage obligations ("CMOs") are subject to prepayment acceleration and extension risk, either of which can reduce the rate of return on the portfolio. Asset-backed securities are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Asset Allocation Models

The Funds use investment models to assess market conditions and recommend asset mixes appropriate to the risk tolerance of each Fund. We seek allocations that offer the highest expected return while keeping within a Fund's statistically determined risk of loss. In other words, the Funds seek the highest expected return in exchange for the level of risk appropriated to the Fund. There is no guarantee that the model will make accurate determinations or that an asset class will perform as expected. We seek to replicate the performance of the various indexes in a Fund's allocation. During periods when an index loses value, that portion of your investment will also lose value. We may incur a higher than average portfolio turnover ratio resulting from allocation shifts recommended by the model. Portfolio turnover can result in higher fees and may trigger tax consequences.

                                                 LifePath Funds Prospectus     7

Performance History
--------------------------------------------------------------------------------

         The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund`s returns over time. Each Fund`s average annual returns from inception and for one-year periods are compared to the performance of several appropriate broad-based indexes.

         Please remember that past performance is no guarantee of future results.

         LifePath Opportunity Fund Class I Calendar Year Returns (%)*

         '95         17.16
         '96          6.04
         '97         10.43
         '98         10.14
         '99          4.50

         Best Qtr.: Q2 `97 . 5.62%              Worst Qtr.: Q2 `99 . -0.49%


         * Performance shown reflects the performance of the A shares and does not reflect sales charges. If they did, returns would be lower. The Class I shares' year-to-date performance through March 31, 2000 was 1.57%.

  Average annual total returns (%)/1/
                                                                       Since
  for the period ended 12/31/99                1 year     5 year   Inception/6/
  Class I (Incept. 11/8/99)/2/                 -1.53       8.28         6.70
  S&P 500 Index/3/                             21.03      28.54        24.17
  LB Aggregate Bond Index/4/                   -0.82       7.73         6.13
  LB Gov't/Corp.Bond Index/5/                  -2.15       7.61         5.96
  MFR Taxable Retail Money Market Fund Index    4.52       5.44         5.32

1. Returns shown reflect applicable sales charges.
2. Performance shown for this Class reflects the performance of the Class A shares and includes sales charges and expenses that are not applicable to the Institutional Class shares.
3. S&P 500 is a registered trademark of Standard & Poor's.
4. Lehman Brothers Aggregate Bond Index. For the purposes of evaluating Fund performance, this index, which includes mortgage-backed securities in its composition, provides a closer comparison than the LB Gov't/Corp. Bond Index (also shown in the table) of certain asset classes in which the Fund invests. It will be used as the appropriate broad-based securities market index for this Fund going forward.
5. Lehman Brothers Government/Corporate Bond Index.
6. March 1, 1994.

8  LifePath Funds Prospectus

  LifePath 2010 Fund Class I Calendar Year Returns (%)*

  '95           23.56
  '96           10.50
  '97           16.27
  '98           15.67
  '99            9.10

  Best Qtr.: Q4 `98 . 9.99%             Worst Qtr.: Q3 `98 . -3.57%


 * Performance shown reflects the performance of the A shares and does not reflect sales charges. If they did, returns would be lower. The Class I shares' year-to-date performance through March 31, 2000 was 1.84%.

  Average annual total returns (%)/1/
                                                                        Since
  for the period ended 12/31/99                  1 year   5 year    Inception/7/
  Class I (Incept. 11/8/99)/2/                    2.80    13.56        11.19
  S&P 500 Index/3/                               21.03    28.54        24.17
  MSCI/EAFE Index/4/                             27.30    13.15        11.15
  LB Aggregate Bond Index/5/                     -0.82     7.73         7.73
  LB Gov't/Corp.Bond Index/6/                    -2.15     7.61         5.96
  MFR Taxable Retail Money Market Fund Index      4.52     5.44         5.32

1. Returns shown reflect applicable sales charges.
2. Performance shown for this Class reflects the performance of the Class A shares and includes sales charges and expenses that are not applicable to the Institutional Class shares.
3. S&P 500 is a registered trademark of Standard & Poor's.
4. Morgan Stanley Capital International/Europe, Asia and Far East Index.
5. Lehman Brothers Aggregate Bond Index. For the purposes of evaluating Fund performance, this index, which includes mortgage-backed securities in its composition, provides a closer comparison than the LB Gov't/Corp. Bond Index (also shown in the table) of certain asset classes in which the Fund invests. It will be used as the appropriate broad-based securities market index for this Fund going forward.
6. Lehman Brothers Government/Corporate Bond Index.
7. March 1, 1994.

                                                   LifePath Funds Prospectus   9

Performance History
--------------------------------------------------------------------------------

     LifePath 2020 Fund Class I Calendar Year Returns (%)*

     1995           27.13
     1996           13.21
     1997           20.90
     1998           19.59
     1999           13.72

     Best Qtr.: Q4 '98 . 14.48%   Worst Qtr.: Q3 '98 . -6.81%

     * Performance shown reflects the performance of the A shares and does not reflect sales charges. If they did, returns would be lower. The Class I shares' year-to-date performance through March 31, 2000 was 2.13%.

       Average annual total returns (%)/1/
                                                                                        Since
       for the period ended 12/31/99                    1 year        5 year         Inception/7/
       Class I (Incept. 11/8/99)/2/                       7.15         17.40           14.46
       S&P 500 Index/3/                                  21.03         28.54           24.17
       MSCI/EAFE Index/4/                                27.30         13.15           11.15
       LB Aggregate Bond Index/5/                        -0.82          7.73            6.13
       LB Gov't/Corp. Bond Index/6/                      -2.15          7.61            5.96
       MFR Taxable Retail Money Market Fund Index         4.52          5.44            5.32

     1. Returns shown reflect applicable sales charges.
     2. Performance shown for this Class reflects the performance of the Class A shares and includes sales charges and expenses that are not applicable to the Institutional Class shares.
     3. S&P 500 is a registered trademark of Standard & Poor's.
     4. Morgan Stanley Capital International/Europe, Asia and Far East Index.
     5. Lehman Brothers Aggregate Bond Index. For the purposes of evaluating Fund performance, this index, which includes mortgage-backed securities in its composition, provides a closer comparison than the LB Gov't/Corp. Bond Index (also shown in the table) of certain asset classes in which the Fund invests. It will be used as the appropriate broad-based securities market index for this Fund going forward.
     6. Lehman Brothers Government/Corporate Bond Index.
     7. March 1, 1994.

10   LifePath Funds Prospectus

--------------------------------------------------------------------------------

     LifePath 2030 Fund Class I Calendar Year Returns (%)*

     1995           30.76
     1996           15.32
     1997           24.14
     1998           22.40
     1999           16.46

     Best Qtr.: Q4 '98 . 17.93%    Worst Qtr.: Q3 '98 . -9.23%

     * Performance shown reflects the performance of the A shares and does not reflect sales charges. If they did, returns would be lower. The Class I shares' year-to-date performance through March 31, 2000 was 2.60%.

     Average annual total returns (%)/1/
                                                                                      Since
     for the period ended 12/31/99                      1 year        5 year        Inception/7/
     Class I (Incept. 11/8/99)/2/                        9.74          20.25          16.78
     S&P 500 Index/3/                                   21.03          28.54          24.17
     MSCI/EAFE Index/4/                                 27.30          13.15          11.15
     LB Aggregate Bond Index/5/                         -0.82           7.73           6.13
     LB Gov't/Corp. Bond Index/6/                       -2.15           7.61           5.96

     1. Returns shown reflect applicable sales charges.
     2. Performance shown for this Class reflects the performance of the Class A shares and includes sales charges and expenses that are not applicable to the Institutional Class shares.
     3. S&P 500 is a registered trademark of Standard & Poor's.
     4. Morgan Stanley Capital International/Europe, Asia and Far East Index.
     5. Lehman Brothers Aggregate Bond Index. For the purposes of evaluating Fund performance, this index, which includes mortgage-backed securities in its composition, provides a closer comparison than the LB
        Gov't/Corp. Bond Index (also shown in the table) of certain asset classes in which the Fund invests. It will be used as the appropriate broad-based securities market index for this Fund going forward.
     6. Lehman Brothers Government/Corporate Bond Index.
     7. March 1, 1994.

                                                  LifePath Funds Prospectus   11

Performance History
--------------------------------------------------------------------------------

     LifePath 2040 Fund Class I Calendar Year Returns (%)*

     1995           32.21
     1996           18.41
     1997           26.49
     1998           25.17
     1999           21.02

     Best Qtr.: Q4 '98 . 21.54%         Worst Qtr.: Q3 '98 . -11.63%

     * Performance shown reflects the performance of the A shares and does not reflect sales charges. If they did, returns would be lower. The Class I shares' year-to-date performance through March 31, 2000 was 2.62%.

     Average annual total returns (%)/1/
                                                                                                Since
     for the period ended 12/31/99                           1 year           5 year         Inception/7/
     Class I (Incept. 11/8/99)/2/                            14.03            23.10               19.34
     S&P 500 Index/3/                                        21.03            28.54               24.17
     MSCI/EAFE Index/4/                                      27.30            13.15               11.15
     LB Aggregate Bond Index/5/                              -0.82             7.73                6.13
     LB Gov't/Corp. Bond Index/6/                            -2.15             7.61                5.96

     1. Returns shown reflect applicable sales charges.
     2. Performance shown for this Class reflects the performance of the Class A shares and includes sales charges and expenses that are not applicable to the Institutional Class shares.
     3. S&P 500 is a registered trademark of Standard & Poor's.
     4. Morgan Stanley Capital International/Europe, Asia and Far East Index.
     5. Lehman Brothers Aggregate Bond Index. For the purposes of evaluating Fund performance, this index, which includes mortgage-backed securities in its composition, provides a closer comparison than the LB
        Gov't/Corp. Bond Index (also shown in the table) of certain asset classes in which the Fund invests. It will be used as the appropriate broad-based securities market index for this Fund going forward.
     6. Lehman Brothers Government/Corporate Bond Index.
     7. March 1, 1994.

12   LifePath Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

LifePath Funds
--------------------------------------------------------------------------------

  These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.

SHAREHOLDER FEES

                                                                                                         All Funds
---------------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases (as a percentage
  of offering price)                                                                                      None

  Maximum deferred sales charge (load) (as a percentage of the lower
  of the NAV at purchase or the NAV at redemption)                                                        None
---------------------------------------------------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------------------------------------------------------------------------
                                                           LifePath
                                                       Opportunity Fund      LifePath 2010 Fund
----------------------------------------------------------------------------------------------------------------------
   Management Fees                                          0.55%                   0.55%
   Distribution (12b-1) Fees                                0.00%                   0.00%
   Other Expenses/1/                                        0.61%                   0.54%
----------------------------------------------------------------------------------------------------------------------
   TOTAL ANNUAL FUND OPERATING EXPENSES/2/                  1.16%                   1.09%
----------------------------------------------------------------------------------------------------------------------
   Fee Waivers                                              0.11%                   0.04%
----------------------------------------------------------------------------------------------------------------------
   NET EXPENSES/3/                                          1.05%                   1.05%
----------------------------------------------------------------------------------------------------------------------

  /1/ Other expenses are based on estimated amounts for the current fiscal year due to various contract charges that became effective on November 8, 1999.
  /2/  Expenses include expenses of the Master Portfolio.
  /3/ The Administrator has committed through June 30, 2001 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

  EXAMPLE OF EXPENSES

  These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

  You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

---------------------------------------------------------------------------------------------------------------------
                                                            LifePath
                                                       Opportunity Fund     LifePath 2010 Fund
---------------------------------------------------------------------------------------------------------------------
   1 YEAR                                                   $  107                 $  107
   3 YEARS                                                  $  358                 $  343
   5 YEARS                                                  $  628                 $  597
  10 YEARS                                                  $1,399                 $1,325
---------------------------------------------------------------------------------------------------------------------

14 LifePath Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

  LifePath 2020 Fund            LifePath 2030 Fund         LifePath 2040 Fund
--------------------------------------------------------------------------------
       0.55%                          0.55%                      0.55%
       0.00%                          0.00%                      0.00%
       0.50%                          0.51%                      0.62%
--------------------------------------------------------------------------------
       1.05%                          1.06%                      1.17%
--------------------------------------------------------------------------------
       0.00%                          0.01%                      0.12%
--------------------------------------------------------------------------------
       1.05%                          1.05%                      1.05%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  LifePath 2020 Fund            LifePath 2030 Fund         LifePath 2040 Fund
--------------------------------------------------------------------------------
        $  107                         $  107                    $  105
        $  334                         $  336                    $  360
        $  579                         $  584                    $  632
        $1,283                         $1,293                    $1,410
--------------------------------------------------------------------------------

                                                    LifePath Funds Prospectus 15

Key Information
--------------------------------------------------------------------------------

         What is a "Master/Feeder Fund Arrangement" and why is it used?

         The Funds in this Prospectus are feeder funds in a master/feeder fund arrangement. In a master/feeder fund arrangement, a "feeder" fund invests all of its assets in a "master" fund that has an identical investment objective and policies as the feeder fund. Feeder funds investing in the same master fund can reduce their expenses through sharing the costs of managing a large pool of assets. References to the activities of the LifePath Funds are understood to be references to the master fund (also described as the "Master Portfolio") as applicable.

         -----------------------------------------------------------------------
         Key Terms

         An "asset class" is a broad category of investments such as "bonds" or "equities." "Allocation" refers to the distribution of portfolio assets among two or more asset classes. The LifePath Funds offered in this Prospectus are managed using a computer model that recommends the allocation of assets according to a Fund's investment objective and risk tolerance.

         -----------------------------------------------------------------------
         Important information you should look for as you decide to invest in a
         Fund:

         The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

         -----------------------------------------------------------------------
         Investment Objective and Investment Strategies

         The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for each Fund tell you:

         .  what the Fund is trying to achieve;

         .  how we intend to invest your money; and

         . what makes a Fund different from the other Funds offered in this Prospectus.

         -----------------------------------------------------------------------
         Permitted Investments

         A summary of the Fund's key permitted investments and practices.

         -----------------------------------------------------------------------
         Important Risk Factors

         Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

         Words appearing in italicized print and highlighted in color are defined in the Glossary.

16 LifePath Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

LifePath Funds
--------------------------------------------------------------------------------

         Investment Objective

         Each LifePath Fund seeks to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. Investors are encouraged to select a particular LifePath Fund based on their investment time horizon. Specifically:

         . LifePath Opportunity Fund is managed for investors who have retired or who are planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000. The Fund also may be appropriate for investors with a shorter time horizon. The Fund does not terminate in the Year 2000, but will continue with the lowest risk profile of all the LifePath Funds. It is expected that when the LifePath 2010 Fund's target date arrives, the LifePath 2010 Fund will be combined with the LifePath Opportunity Fund under the same investment strategy. The LifePath Opportunity Fund will continue to follow an asset allocation strategy that will invest approximately 20% equity securities, with the remainder in debt securities and cash.

         . LifePath 2010 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2010.

         . LifePath 2020 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2020.

         . LifePath 2030 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2030.

         . LifePath 2040 Fund is managed for investors planning to retire or begin to withdraw substantial portions of their investment approximately in the year 2040.

         -----------------------------------------------------------------------
         Investment Strategies

         The LifePath Funds were the first Funds of their kind to offer a flexible investment strategy designed to change over specific time horizons. Typically, long-term investment goals are pursued with a more aggressive mix of equities and fixed-income securities than short-term goals. The allocation of each Fund gradually grows more conservative as the year in the Fund's title approaches. You are encouraged to choose the LifePath Fund whose title year most closely matches the year during which you expect to begin regularly redeeming shares.

         Keep in mind, however, that the year in each Fund's title also serves as a guide to the relative aggressiveness of each Fund, where the LifePath 2040 Fund has the most aggressive asset allocation and the LifePath Opportunity Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the LifePath 2040 Fund, for example, even if you do not expect to retire for another forty years. Conversely, you may feel comfortable choosing a more aggressive LifePath Fund for a near-term investment goal.

         We allocate and reallocate assets among a wide range of indexes representing U.S. and international common stocks, fixed-income securities and money market instruments according to the recommended mix suitable for each Fund's risk level. Under normal conditions, the LifePath Opportunity Fund will typically invest 80% of its assets in fixed-income classes and up to 20% in equities as it seeks stable income production and reduced volatility. The more aggressive Funds may invest in up to 100% stocks, but as their title year approaches, their allocation will increasingly resemble the current allocation of the LifePath Opportunity Fund.

18 LifePath Funds Prospectus

--------------------------------------------------------------------------------

         The LifePath Opportunity Fund will not terminate when it reaches the year 2000. Instead, the Fund will enter its "post target" strategy during which it will seek to maximize total return consistent with assuming the lowest risk of any LifePath series. The Fund will continue to follow an asset allocation strategy among three broad investment classes: equity and debt securities of domestic and foreign issuers and cash in the form of money market instruments. However, unlike the remaining LifePath Funds with target dates, during its post-target strategy the LifePath Opportunity Fund will no longer reduce its investment risk through time. Instead, the Fund is expected to have a long-term average mix of approximately 20% equity securities, with the remainder in AAA-rated debt securities and money market instruments. In the same manner as all LifePath Funds, the LifePath Opportunity Fund will continue to employ a tactical asset allocation component, which will alter the investment mix to account for changing expected risks and opportunities. When other LifePath Funds reach their target date, it is expected that shareholders will be asked to approve combining such Funds with the LifePath Opportunity Fund.

         -----------------------------------------------------------------------

         Asset Allocation Decisions

         In buying securities for each Fund, Barclays Global Fund Advisors ("BGFA"), the Funds' investment advisor, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to each index appropriate for each individual Fund. Where possible, the Funds buy all the securities that comprise the index. If the index includes too many securities to buy them all, the Funds buy a representative sample. The Funds seek to match the index's return as closely as possible. The Funds focus on the selection of indexes or asset classes and do not try to avoid individual under-performing securities investments nor do they try to pick individual investments that might out perform the index. This strategy stems from the belief that asset allocation decisions--which index or investment category you choose--matter more to overall investment performance than individual security selection--which stock or bond you choose.

         -----------------------------------------------------------------------

         Risk Tolerance

         Two general rules of investing have shaped the Funds' strategies:

         . Higher investment returns usually go hand-in-hand with higher risk; put another way, the greater its potential for loss. Historically, for example, stocks have out performed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

         . The longer an investors' time horizon, the greater their risk tolerance. Their investments have more time to recoup their losses.

         The LifePath Funds with longer time horizons take more risks. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its time horizon, and its investors have less time to recover from market declines, the Fund systematically reduce the level of risk. This systematic shift toward more stable investments should help secure the value of your LifePath investment as the time nears for you to begin drawing on it.

         BGFA does not limit the analysis to long-term expectations. The Funds also take into account short-term market conditions. If conditions in a market have increased risk levels of an investment type or index to a point that its risk outweighs its expected returns, the Funds will not allocate as much of their assets to it as it otherwise might. Conversely, the Funds may reduce their allocation, even when risks have not increased, because its expected return has fallen. This usually happens because prices in a market have risen so high that the potential for further gains appears limited.

                                                    LifePath Funds Prospectus 19

LifePath Funds
--------------------------------------------------------------------------------

         Model-Driven Decisions

         The Fund's assets are allocated across investment groups according to a sophisticated mathematical model that was developed in 1993 and is continually refined. BGFA's investment professionals conduct ongoing research to enhance the model and to ensure it is keeping pace with the world's constantly changing financial markets. Using this model, BGFA gains a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of such models.

         -----------------------------------------------------------------------

         After a Fund Reaches its Time Horizon

         By the time a Fund reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital. This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Fund continues to allocate a portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 20% of the Fund's assets will be invested in stocks, with the remainder in AAA-rated debt securities and money market instruments.

         -----------------------------------------------------------------------

         Permitted Investments

         We do not select individual securities based on traditional investment analysis. Instead, we allocate investments across a mix of indexes representing as many as 17 asset classes by measuring their risk levels and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to each index appropriate for each individual Funds. Where possible, the Funds buy all the securities that comprise an index. If the index includes too many securities to buy them all, the Funds buy a representative sample. The Funds seek to match each index's total return as closely as possible.

         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investment, either to maintain liquidity or for short-term defensive purpose when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of maximizing assets for retirement.

         We seek exposure to U.S. and foreign equity markets by investing in securities of the following stock indexes as closely as possible:

         . The S&P/BARRA Value Stock Index, which consists primarily of large-capitalization of U.S. stocks with lower than average price-to-book ratios;

         . The S&P/BARRA Growth Stock Index, which consists primarily of large-capitalization U.S. stocks with higher than average price-to-book ratios;

         . The Intermediate Capitalization Value Index, which consists primarily of medium-capitalization U.S. stocks with lower than average price-to-book ratios;

         . The Intermediate Capitalization Growth Index, which consists primarily of medium-capitalization U.S. stocks with higher than average price-to-book ratios;

         . The Intermediate Capitalization Utility Stock Index, which consists primarily of medium-capitalization U.S. utility stocks;

         . The Micro Capitalization Market Index, which consists primarily of small-capitalization U.S. stocks;

20 LifePath Funds Prospectus

--------------------------------------------------------------------------------

         . The Small Capitalization Value Stock Index, which consists primarily of small-capitalization U.S. stocks with lower than average price-to-book ratios;

         . The Small Capitalization Growth Stock Index, which consists primarily of small-capitalization U.S. stocks with higher than average price-to-book ratios;

         . The Morgan Stanley Capital International Japan Index, consisting primarily of large-capitalization Japanese stocks; and

         . The Morgan Stanley Capital International Europe, Australia, Far East ex-Japan Index, consisting primarily of non-Japanese foreign stocks.

         We seek exposure to the U.S. fixed-income markets by investing in securities representative of the following indexes:

         . The Lehman Brothers Long-Term Government Bond Index, which consists of all U.S. Government bonds with maturities of at least ten years;

         . The Lehman Brothers Intermediate-Government Bond Index, which consists of all U.S. Government bonds with maturities of less than ten years but more than one year;

         . The Lehman Brothers Long-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of at least ten years;

         . The Lehman Brothers Intermediate-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of less than ten years but more than one year;

         . The Lehman Brothers Mortgage-Backed Securities Index, which consists of all fixed-coupon mortgage pass-throughs issued by or backed by the U.S. Government or its agencies.

         We seek foreign debt market exposure through investment in securities representative of the Solomon Brothers Non-U.S. World Government Bond Index, which consists of a range of foreign government bonds with maturities of greater than one year.

         We also invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements. In addition, under normal market conditions, we may invest:

         . in call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks; and

         .   in interest rate and index swaps.

         We are not required to keep a minimum investment in any of the asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time.

         We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. During these periods, the Fund may not achieve its objective of maximizing assets for retirement.

                                                    LifePath Funds Prospectus 21

LifePath Funds
--------------------------------------------------------------------------------

     Portfolio Allocations

     As of February 29, 2000, each Fund's asset weighting was as follows:

     --------------------------------------------------------------------------------------------------
                                           LifePath
                                         Opportunity    LifePath    LifePath     LifePath     LifePath
     Asset Class                             Fund       2010 Fund   2020 Fund    2030 Fund    2040 Fund
     --------------------------------------------------------------------------------------------------
      Money Market Instruments               14%            6%          4%           2%           1%
      Bonds                                  65%           49%         29%          15%           1%
      Stocks of Largest U.S. Companies       10%           29%         46%          56%          68%
      Stocks of all other U.S. Companies      5%            5%          6%           7%          10%
      Stocks Trading Outside the U.S.         6%           11%         15%          20%          20%

     Portfolio Management

     The Funds are managed by a team of advisors who, using the allocation models, jointly make investment decisions for the Funds.

     ---------------------------------------------------------------------------

     Important Risk Factors

     We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the investment model. Foreign obligations may entail additional risks. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.

     You should consider the "Summary of Important Risks" section on page 6; the "General Investment Risks" section beginning on page 24; and the specific risks listed here. They are all important to your investment choice.

22  LifePath Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's Institutional class financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). KPMG LLP audited this information which, along with their report and the Fund's financial statements, is available upon request in the Fund's annual report.

FOR A SHARE OUTSTANDING

                                                        LIFEPATH
                                                      OPPORTUNITY     LIFEPATH        LIFEPATH       LIFEPATH          LIFEPATH
                                                         FUND--       2010 FUND--     2020 FUND--    2030 FUND--       2040 FUND--
                                                       COMMENCED      COMMENCED       COMMENCED      COMMENCED         COMMENCED
                                                           ON            ON              ON             ON                ON
                                                      NOV. 8, 1999   NOV. 8, 1999   NOV. 8, 1999    NOV. 8, 1999      NOV. 8, 1999
                                                      ----------------------------------------------------------------------------
                                                         Feb. 29,       Feb. 29,       Feb. 29,        Feb. 29,         Feb. 29,
For the period ended:                                      2000           2000           2000            2000             2000
                                                      ----------------------------------------------------------------------------
Net asset value, beginning of period                      $10.66        $13.83          $16.01         $18.73           $19.97

Income from investment operations:
  Net investment income (loss)                              0.08          0.07            0.06           0.03             0.00
  Net realized and unrealized gain (loss)
    on investments                                          0.00          0.13            0.30           0.54             0.80

Total from investment operations                            0.08          0.20            0.36           0.57             0.80

Less distributions:
  Dividends from net investment income                     (0.05)        (0.03)          (0.02)         (0.01)            0.00
  Distributions from net realized capital gain             (0.33)        (1.05)          (1.46)         (2.22)           (1.87)

Total from distributions                                   (0.38)        (1.08)          (1.48)         (2.23)           (1.87)

Net asset value, end of period                            $10.36        $12.95          $14.89         $17.07           $18.90

Total return (not annualized)                               0.53%         1.08%           1.74%          2.39%            3.27%

Ratios/supplemental data:
  Net assets, end of period (000s)                        $  134        $1,661          $3,879         $1,203           $1,069

Ratios to average net assets (annualized):/1/
Ratio of expenses to average net assets                     1.00%         1.00%           1.00%          1.00%            1.00%
Ratio of net investment income (loss) to
  average net assets                                        3.56%         2.72%           1.69%          1.06%            0.24%

Portfolio turnover/2/                                         55%           49%             43%            26%              29%

Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses
  (annualized)                                              1.05%         1.01%           1.01%          1.02%            1.01%

/1/ Ratios include income earned and expenses charged to the Master Portfolio. /2/ The Portfolio turnover rate reflects activity by the Master Portfolio.

                                                 LifePath Funds Prospectus    23

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the Summary of Important Risks section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     . We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . A Fund's investment in foreign and emerging markets are subject to additional risks, including less liquidity and greater price volatility and may also be subject to special risks associated with international trade, including currency, information, political, regulatory and diplomatic risk.

     . The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     . The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). Each are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the issuing or guaranteeing entity, is offered to investors through securities dealers. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the maturity of the securities and also reduce the rate of return on the portfolio. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

24   LifePath Funds Prospectus

--------------------------------------------------------------------------------

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

     Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitments or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers will accelerate their prepayment of mortgage loans or other receivables, which can shorten the maturity of a mortgage-backed or other asset-backed security and reduce a portfolio's rate of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

                                                  LifePath Funds Prospectus   25

General Investment Risks

--------------------------------------------------------------------------------

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

26   LifePath Funds Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for each Fund or the Statement of Additional Information for more information on these practices.

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

Remember each Fund is designed to meet different investment needs and objectives.


                                                                                                        ALL
INVESTMENT PRACTICE                                                   RISK                             FUNDS
Borrowing Policies
The ability to borrow from banks for temporary purposes               Leverage Risk                      .
to meet shareholder redemptions.

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either              Interest Rate and                  .
on a schedule or when an index or benchmark changes.                  Credit Risk

Foreign Securities
Equity securities issued by a non-U.S. company or debt                Information, Political,
securities of non-U.S. companies or foreign                           Regulatory,
governments. Foreign securities may also be emerging                  Diplomatic, Liquidity              .
market securities, which are subject to the same risks,               and Currency Risk
but to a higher degree.

Illiquid Securities
A security that cannot be readily sold, or cannot be                  Liquidity Risk
readily sold without negatively affecting its fair price.                                                .
Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers                Credit, Counter-Party              .
and financial institutions to increase return on those                and Leverage Risk
securities. Loans may be made up to Investment Company
Act of 1940 limits (currently one-third of total assets,
including the value of the collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional                         Interest Rate, Credit              .
interests in pools of consumer loans, such as mortgage                Prepayment and
loans, car loans, credit card debt, or receivables held               Experience Risk
in trust.

                                                  LifePath Funds Prospectus   27

General Investment Risks
--------------------------------------------------------------------------------

                                                                                                         ALL
INVESTMENT PRACTICE                                             RISK                                    FUNDS
Options
The right or obligation to receive or deliver a security        Credit, Information
or cash payment depending on the security's price or            and Liquidity Risk
the performance of an index or benchmark. Types of                                                        .
options may include: options on securities, options on
a stock index, stock index futures and options on stock
index futures to protect liquidity and portfolio value.

Other Mutual Funds
A pro rata portion of the other fund's expenses,
in addition to the expenses paid by the Funds, will be          Market Risk                               .
borne by Fund shareholders.

Privately Issued Securities
Securities that are not publicly traded but which may or        Liquidity Risk
may not be resold in accordance with Rule 144A of the                                                     .
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security agrees to       Credit and
buy back a security at an agreed upon time and price,           Counter-Party Risk                        .
usually with interest.


28    LifePath Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

Each Fund is one of over 60 Funds of Wells Fargo Funds Trust (the "Trust"), an open-end management investment company. The Trust was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc., the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of a corresponding Fund of Stagecoach Trust. The performance and financial statement history of each predecessor Fund has been assumed by the Wells Fargo Funds Trust Fund. The succession transactions were approved by the shareholders of the Stagecoach Funds. The Table on page 37 identifies the Stagecoach Trust predecessors to the Funds.

                                                 BOARD OF TRUSTEES
                                          Supervises the Funds' activities
-----------------------------------------------------------------------------------------------------------

       INVESTMENT ADVISOR                                                   CUSTODIAN
Barclays Global Fund Advisors                         Investors Bank & Trust Company
45 Fremont Street, San Francisco, CA                  200 Clarendon Street, Boston, MA
Manages the Funds' investment activities              Provides safekeeping for the Funds' assets
-----------------------------------------------------------------------------------------------------------

                                                                                             SHAREHOLDER
                                                             TRANSFER                         SERVICING
DISTRIBUTOR                 ADMINISTRATOR                      AGENT                            AGENTS
Stephens Inc.               Wells Fargo Bank, N.A.       Boston Financial Data              Various Agents
111 Center St.              525 Market St.               Services, Inc.
Little Rock, AR             San Francisco, CA            Two Heritage Dr.
                                                         Quincy, MA
Markets the Funds           Manages the                  Maintains records                  Provide
and distributes             Funds' business              of shares and                      services to
Fund shares                 activities                   supervises the payment             customers
                                                         of dividends

-----------------------------------------------------------------------------------------------------------

                                FINANCIAL SERVICES FIRMS AND SELLING AGENTS
                    Advise current and prospective shareholders on their Fund investments
-----------------------------------------------------------------------------------------------------------

                                              SHAREHOLDERS

30    LifePath Funds Prospectus

--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of each LifePath Fund paid on an annual basis for the services described.

The Investment Advisor

Barclay's Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), and an indirect subsidiary of Barclays Bank PLC, is the advisor for each of the LifePath Master Portfolios. BGFA invests the Funds' assets according to various asset allocation models. No particular individuals are responsible for the day-to-day management of the Funds. BGFA was created from the sale of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, to BGI. As of December 31, 1999, BGI managed or provided investment advice for assets aggregating in excess of $783 billion. For providing advisory services to the Master Portfolios, BGFA is entitled to receive 0.55% of each Master Portfolio's net assets.

The Administrator

Wells Fargo Bank provides the Funds with administration services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trustees and officers. Wells Fargo Bank also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Trustees. For providing these services Wells Fargo Bank is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average net assets.

The Transfer Agent

Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

                                                 LifePath Funds Prospectus    31

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of each Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that Fund. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Any request we receive in proper form before this time is processed the same day. Requests we receive after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther
          King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account Agreement for the rules governing your investment.

     Minimum Investments

     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

32   LifePath Funds Prospectus

--------------------------------------------------------------------------------

     You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Institutional shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved; and

     . Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds.

                                                  LifePath Funds Prospectus   33

Your Account
--------------------------------------------------------------------------------

     Institutional shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

       GENERAL NOTES FOR SELLING SHARES

       . We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time), at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.

       . Redemption proceeds are usually wired to the redeeming Institution the following business day.

       . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

       . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.

       . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part on in whole in securities of equal value.

34   LifePath Funds Prospectus

                                                          How to Exchange Shares
--------------------------------------------------------------------------------

     Exchanges between Wells Fargo Funds are two transactions:a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

     . In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders.

     . You may make exchanges between like shares of non-money market Funds and the Service Class shares of money market Funds. Under certain circumstances, you may exchange Institutional Class shares for Class A shares at NAV of the same or different Funds. See the Statement of Additional Information or contact your institution for details.

     Generally, we will notify you up to 60 days in advance of any changes in your exchange privileges.

                                                  LifePath Funds Prospectus   35

Other Information
--------------------------------------------------------------------------------

     Dividend and Capital Gain Distributions

     The Funds in this Prospectus pay any dividends, periodically and make capital gains distributions at least annually.

     Contact your Institution for distribution options.

     Taxes

     The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the material federal income tax considerations affecting the Funds and their Shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations. You should consult your tax advisor with respect to your specific tax situation. Please see the Statement of Additional Information for further income tax considerations.

     We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

36   LifePath Funds Prospectus

--------------------------------------------------------------------------------

         The Funds in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, N.A., and the Norwest Advantage Family of Funds, advised by Norwest Investment Management, Inc., into a single mutual fund complex. The reorganization followed the merger of the advisors' parent companies.

         Each Fund is an accounting survivor of a former Stagecoach Trust fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund are the performance histories and financial highlights of the predecessor fund.

         Wells Fargo Funds Trust           Predecessor Fund

         LifePath Opportunity Fund         Stagecoach LifePath Opportunity Fund

         LifePath 2010 Fund                Stagecoach LifePath 2010 Fund

         LifePath 2020 Fund                Stagecoach LifePath 2020 Fund

         LifePath 2030 Fund                Stagecoach LifePath 2030 Fund

         LifePath 2040 Fund                Stagecoach LifePath 2040 Fund

                                                    LifePath Funds Prospectus 37

Glossary
--------------------------------------------------------------------------------

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

                     ACH

                     Refers to the "Automated Clearing House" system maintained by the Federal to assist you in Reserve Bank which allows banks to process checks, transfer funds and perform reading this other tasks.

                     American Depositary Receipts ("ADRs")

                     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically understanding of held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.

                     Asset-Backed Securities

                     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

                     Business Day

                     Any day the New York Stock Exchange is open is a business day for the Funds.

                     Capital Appreciation, Capital Growth

                     The increase in the value of a security. See also "total return."

                     Capitalization

                     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization."

                     Collateralized Mortgage Obligations ("CMOs")

                     Securities collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, and are paid according to class maturity, shortest maturities paid first.

                     Debt Securities

                     Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

                     Derivatives

                     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

                     Distributions

                     Dividends and/or capital gains paid by a Fund on its shares.

                     Diversified

                     A diversified fund, as defined by the Investment Company Act of 1940, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds' total assets.

                     Duration

                     A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

38 LifePath Funds Prospectus

--------------------------------------------------------------------------------

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

FHLMC

FHLMC securities are commonly known as "Freddie Mac" and are issued by the Federal Home Loan Mortgage Corporation. FNMA FNMA securities are commonly known as "Fannie Maes" and are issued by the Federal National Mortgage Association.

GNMA

GNMA securities are commonly known as "Ginnie Maes" and are issued by the Government National Mortgage Association.

Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Institution

An affiliate, franchise or correspondent bank of Wells Fargo & Company and other institutions.

Investment-Grade Debt

A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value ("NAV")

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

                                                    LifePath Funds Prospectus 39

Glossary
--------------------------------------------------------------------------------

         Public Offering Price ("POP")

         The NAV with the sales load added.

         Quantitatively Measured Risk

         Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

         Repurchase Agreement
         An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

         Selling Agent

         A person who has an agreement with the Funds' distributors that allows them to sell a Fund's shares. Shareholder Servicing Agent Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

         S&P, S&P 500 Index

         Standard and Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

         Statement of Additional Information

         A document that supplements the disclosure made in the Prospectus.

         Time Horizon

         An investments time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with shorter time horizons. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.

         Total Return

         The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Funds.

         Turnover Ratio

         The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

         U.S.Government Obligations

         Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

40  LifePath Funds Prospectus

Prospectus/Supplemental Annual Report Information
--------------------------------------------------------------------------------

     The information below describes the growth of a hypothetical $10,000 investment in Class A shares of each of the LifePath Funds. The maximum sales charges have been applied, and each Fund's performance is compared to several broad-based securities indexes representing the various components of each LifePath portfolio. This information supersedes the information found on pages 5-7 of your Annual Report for the year ended February 29, 2000. That information included the performance of the Lehman Brothers Treasury Bond Index instead of the applicable Lehman Brothers Aggregate Bond Index as one of the broad-based securities index benchmarks for the LifePath Funds. The Lehman Brothers Aggregate Bond Index is shown in the charts below.

               WELLS FARGO - LIFEPATH Opportunity Class A Shares

            Wells Fargo LifePath   Lehman Brothers Aggregate   S & P 500          IBC All Taxable      Wells Fargo LifePath
            Opportunity Class A    Bond Index                  Composite Index    Money Fund Average   Opportunity Class I
            --------------------   -------------------------   ----------------   ------------------   --------------------
Mar 1-94           $ 9,425                   $10,000                 $10,000            $10,000               $10,000
Mar-94             $ 9,295                   $ 9,753                 $ 9,564            $10,024               $ 9,862
Apr-94             $ 9,247                   $ 9,675                 $ 9,687            $10,049               $ 9,811
May-94             $ 9,257                   $ 9,674                 $ 9,846            $10,078               $ 9,821
Jun-94             $ 9,192                   $ 9,653                 $ 9,604            $10,108               $ 9,753
Jul-94             $ 9,344                   $ 9,845                 $ 9,920            $10,140               $ 9,914
Aug-94             $ 9,420                   $ 9,857                 $10,326            $10,173               $ 9,995
Sep-94             $ 9,292                   $ 9,712                 $10,074            $10,209               $ 9,859
Oct-94             $ 9,321                   $ 9,703                 $10,300            $10,245               $ 9,889
Nov-94             $ 9,206                   $ 9,682                 $ 9,925            $10,285               $ 9,767
Dec-94             $ 9,244                   $ 9,748                 $10,072            $10,328               $ 9,808
Jan-95             $ 9,400                   $ 9,941                 $10,333            $10,373               $ 9,973
Feb-95             $ 9,623                   $10,178                 $10,736            $10,420               $10,210
Mar-95             $ 9,713                   $10,240                 $11,052            $10,468               $10,306
Apr-95             $ 9,851                   $10,384                 $11,377            $10,516               $10,452
May-95             $10,125                   $10,785                 $11,831            $10,564               $10,743
Jun-95             $10,221                   $10,864                 $12,106            $10,613               $10,844
Jul-95             $10,320                   $10,840                 $12,507            $10,660               $10,950
Aug-95             $10,389                   $10,971                 $12,538            $10,707               $11,023
Sep-95             $10,506                   $11,078                 $13,067            $10,754               $11,146
Oct-95             $10,536                   $11,222                 $13,020            $10,800               $11,178
Nov-95             $10,706                   $11,390                 $13,591            $10,848               $11,359
Dec-95             $10,831                   $11,550                 $13,853            $10,895               $11,492
Jan-96             $10,933                   $11,626                 $14,324            $10,940               $11,600
Feb-96             $10,872                   $11,424                 $14,457            $10,985               $11,535
Mar-96             $10,849                   $11,344                 $14,596            $11,029               $11,510
Apr-96             $10,859                   $11,280                 $14,811            $11,073               $11,521
May-96             $10,869                   $11,257                 $15,191            $11,118               $11,532
Jun-96             $10,940                   $11,408                 $15,249            $11,162               $11,607
Jul-96             $10,846                   $11,439                 $14,575            $11,207               $11,507
Aug-96             $10,908                   $11,420                 $14,883            $11,251               $11,574
Sep-96             $11,136                   $11,618                 $15,719            $11,296               $11,815
Oct-96             $11,305                   $11,876                 $16,153            $11,342               $11,994
Nov-96             $11,579                   $12,079                 $17,372            $11,387               $12,286
Dec-96             $11,485                   $11,967                 $17,028            $11,433               $12,186
Jan-97             $11,593                   $12,004                 $18,091            $11,478               $12,300
Feb-97             $11,604                   $12,034                 $18,234            $11,524               $12,312
Mar-97             $11,445                   $11,901                 $17,486            $11,570               $12,143
Apr-97             $11,631                   $12,079                 $18,528            $11,618               $12,340
May-97             $11,882                   $12,194                 $19,661            $11,667               $12,607
Jun-97             $12,088                   $12,339                 $20,535            $11,714               $12,826
Jul-97             $12,409                   $12,672                 $22,168            $11,765               $13,166
Aug-96             $12,243                   $12,564                 $20,927            $11,815               $12,990
Sep-97             $12,493                   $12,749                 $22,071            $11,864               $13,255
Oct-97             $12,471                   $12,934                 $21,334            $11,915               $13,232
Nov-97             $12,549                   $12,993                 $22,322            $11,965               $13,315
Dec-97             $12,683                   $13,125                 $22,706            $12,016               $13,457
Jan-98             $12,791                   $13,293                 $22,958            $12,068               $13,571
Feb-98             $12,995                   $13,282                 $24,613            $12,115               $13,788
Mar-98             $13,172                   $13,327                 $25,873            $12,167               $13,976
Apr-98             $13,245                   $13,397                 $26,137            $12,217               $14,053
May-98             $13,221                   $13,524                 $25,688            $12,268               $14,027
Jun-98             $13,355                   $13,639                 $26,731            $12,319               $14,170
Jul-98             $13,331                   $13,667                 $26,447            $12,370               $14,144
Aug-98             $13,025                   $13,890                 $22,626            $12,422               $13,820
Sep-98             $13,337                   $14,215                 $24,076            $12,473               $14,150
Oct-98             $13,571                   $14,140                 $26,031            $12,529               $14,399
Nov-98             $13,731                   $14,220                 $27,608            $12,582               $14,569
Dec-98             $13,970                   $14,263                 $29,232            $12,631               $14,822
Jan-99             $14,062                   $14,364                 $30,454            $12,679               $14,919
Feb-99             $13,825                   $14,113                 $31,401            $12,721               $14,668
3/31/99            $14,000                   $14,191                 $32,657            $12,768               $14,854
4/30/99            $14,145                   $14,236                 $33,920            $12,814               $15,008
5/31/99            $13,986                   $14,111                 $33,120            $12,860               $14,840
6/30/99            $14,144                   $14,066                 $34,922            $12,905               $15,007
7/31/99            $14,077                   $14,007                 $33,831            $12,954               $14,936
8/31/99            $14,051                   $14,000                 $33,664            $13,005               $14,908
9/30/99            $14,074                   $14,162                 $32,741            $13,055               $14,933
10/31/99           $14,249                   $14,214                 $34,814            $13,108               $15,119
11/30/99           $14,384                   $14,213                 $35,520            $13,160               $15,247
12/31/99           $14,598                   $14,145                 $37,613            $13,217               $15,462
1/31/00            $14,331                   $14,098                 $35,724            $13,273               $15,196
2/29/00            $14,443                   $14,269                 $35,049            $13,328               $15,314

          ______ Wells Fargo LifePath Opportunity Class A   - - - - S & P 500 Composite Index
          ...... Lehman Brothers Aggregate Bond Index       __ _ .  IMoneyNet All Taxable Money Fund Average

                  WELLS FARGO - LIFEPATH 2010 Class A Shares

            Wells Fargo LifePath   Lehman Brothers Aggregate   S & P 500          IBC All Taxable      Wells Fargo LifePath
            2010 Class A           Bond Index                  Composite Index    Money Fund Average   2010 Class I
            --------------------   -------------------------   ---------------    ------------------   --------------------
Mar 1-94            $ 9,425                  $10,000                $10,000              $10,000              $10,000
Mar-94              $ 9,276                  $ 9,753                $ 9,564              $10,024              $ 9,841
Apr-94              $ 9,228                  $ 9,675                $ 9,687              $10,049              $ 9,791
May-94              $ 9,266                  $ 9,674                $ 9,846              $10,078              $ 9,831
Jun-94              $ 9,189                  $ 9,653                $ 9,604              $10,108              $ 9,750
Jul-94              $ 9,360                  $ 9,845                $ 9,920              $10,140              $ 9,931
Aug-94              $ 9,465                  $ 9,857                $10,326              $10,173              $10,042
Sep-94              $ 9,319                  $ 9,712                $10,074              $10,209              $ 9,888
Oct-94              $ 9,396                  $ 9,703                $10,300              $10,245              $ 9,969
Nov-94              $ 9,195                  $ 9,682                $ 9,925              $10,285              $ 9,756
Dec-94              $ 9,269                  $ 9,748                $10,072              $10,328              $ 9,834
Jan-95              $ 9,444                  $ 9,941                $10,333              $10,373              $10,020
Feb-95              $ 9,737                  $10,178                $10,736              $10,420              $10,331
Mar-95              $ 9,888                  $10,240                $11,052              $10,468              $10,491
Apr-95              $10,075                  $10,384                $11,377              $10,516              $10,689
May-95              $10,429                  $10,785                $11,831              $10,564              $11,065
Jun-95              $10,570                  $10,864                $12,106              $10,613              $11,214
Jul-95              $10,768                  $10,840                $12,507              $10,660              $11,425
Aug-95              $10,808                  $10,971                $12,538              $10,707              $11,467
Sep-95              $11,016                  $11,078                $13,067              $10,754              $11,688
Oct-95              $11,016                  $11,222                $13,020              $10,800              $11,688
Nov-95              $11,286                  $11,390                $13,591              $10,848              $11,974
Dec-95              $11,453                  $11,550                $13,853              $10,895              $12,151
Jan-96              $11,656                  $11,626                $14,324              $10,940              $12,367
Feb-96              $11,626                  $11,424                $14,457              $10,985              $12,335
Mar-96              $11,639                  $11,344                $14,596              $11,029              $12,349
Apr-96              $11,721                  $11,280                $14,811              $11,073              $12,436
May-96              $11,804                  $11,257                $15,191              $11,118              $12,524
Jun-96              $11,863                  $11,408                $15,249              $11,162              $12,586
Jul-96              $11,625                  $11,439                $14,575              $11,207              $12,334
Aug-96              $11,728                  $11,420                $14,883              $11,251              $12,444
Sep-96              $12,099                  $11,618                $15,719              $11,296              $12,837
Oct-96              $12,318                  $11,876                $16,153              $11,342              $13,069
Nov-96              $12,818                  $12,079                $17,372              $11,387              $13,600
Dec-96              $12,656                  $11,967                $17,028              $11,433              $13,427
Jan-97              $12,932                  $12,004                $18,091              $11,478              $13,721
Feb-97              $12,975                  $12,034                $18,234              $11,524              $13,766
Mar-97              $12,714                  $11,901                $17,486              $11,570              $13,490
Apr-97              $13,068                  $12,079                $18,528              $11,618              $13,866
May-97              $13,540                  $12,194                $19,661              $11,667              $14,366
Jun-97              $13,905                  $12,339                $20,535              $11,714              $14,753
Jul-97              $14,478                  $12,672                $22,168              $11,765              $15,361
Aug-96              $14,056                  $12,564                $20,927              $11,815              $14,914
Sep-97              $14,507                  $12,749                $22,071              $11,864              $15,392
Oct-97              $14,300                  $12,934                $21,334              $11,915              $15,172
Nov-97              $14,518                  $12,993                $22,322              $11,965              $15,403
Dec-97              $14,714                  $13,125                $22,706              $12,016              $15,612
Jan-98              $14,866                  $13,293                $22,958              $12,068              $15,773
Feb-98              $15,369                  $13,282                $24,613              $12,115              $16,306
Mar-98              $15,760                  $13,327                $25,873              $12,167              $16,722
Apr-98              $15,878                  $13,397                $26,137              $12,217              $16,847
May-98              $15,772                  $13,524                $25,688              $12,268              $16,734
Jun-98              $16,047                  $13,639                $26,731              $12,319              $17,026
Jul-98              $15,976                  $13,667                $26,447              $12,370              $16,951
Aug-98              $14,958                  $13,890                $22,626              $12,422              $15,871
Sep-98              $15,474                  $14,215                $24,076              $12,473              $16,418
Oct-98              $16,105                  $14,140                $26,031              $12,529              $17,087
Nov-98              $16,522                  $14,220                $27,608              $12,582              $17,530
Dec-98              $17,020                  $14,263                $29,232              $12,631              $18,058
Jan-99              $17,275                  $14,364                $30,454              $12,679              $18,328
Feb-99              $16,893                  $14,113                $31,401              $12,721              $17,923
Mar-99              $17,225                  $14,191                $32,657              $12,768              $18,276
Apr-99              $17,571                  $14,236                $33,920              $12,814              $18,643
May-99              $17,289                  $14,111                $33,120              $12,860              $18,344
Jun-99              $17,672                  $14,066                $34,922              $12,905              $18,750
Jul-99              $17,479                  $14,007                $33,831              $12,954              $18,545
Aug-99              $17,415                  $14,000                $33,664              $13,005              $18,477
Sep-99              $17,353                  $14,162                $32,741              $13,055              $18,412
Oct-99              $17,781                  $14,214                $34,814              $13,108              $18,866
Nov-99              $18,067                  $14,213                $35,520              $13,160              $19,141
Dec-99              $18,569                  $14,145                $37,613              $13,217              $19,668
Jan-00              $18,076                  $14,098                $35,724              $13,273              $19,148
Feb-00              $18,160                  $14,269                $35,049              $13,328              $19,237

          ______ Wells Fargo LifePath 2010 Class A     - - - - S & P 500 Composite Index
          ...... Lehman Brothers Aggregate Bond Index  __ _ .  IMoneyNet All Taxable Money Fund Average

                                                   41 LifePath Funds Prospectus

Prospectus/Supplemental Annual Report Information
--------------------------------------------------------------------------------

                  WELLS FARGO - LIFEPATH 2020 Class A Shares

            Wells Fargo LifePath    Lehman Brothers Aggregate    S & P 500          IBC All Taxable       Wells Fargo LifePath
            2020 Class A            Bond Index                   Composite Index    Money Fund Average    2020 Class I
            --------------------    -------------------------    ---------------    ------------------    --------------------
Mar 1-94           $ 9,425                    $10,000                 $10,000              $10,000                $10,000
Mar-94             $ 9,248                    $ 9,753                 $ 9,564              $10,024                $ 9,812
Apr-94             $ 9,239                    $ 9,675                 $ 9,687              $10,049                $ 9,802
May-94             $ 9,295                    $ 9,674                 $ 9,846              $10,078                $ 9,862
Jun-94             $ 9,184                    $ 9,653                 $ 9,604              $10,108                $ 9,744
Jul-94             $ 9,364                    $ 9,845                 $ 9,920              $10,140                $ 9,935
Aug-94             $ 9,516                    $ 9,857                 $10,326              $10,173                $10,097
Sep-94             $ 9,334                    $ 9,712                 $10,074              $10,209                $ 9,903
Oct-94             $ 9,439                    $ 9,703                 $10,300              $10,245                $10,015
Nov-94             $ 9,200                    $ 9,682                 $ 9,925              $10,285                $ 9,761
Dec-94             $ 9,293                    $ 9,748                 $10,072              $10,328                $ 9,859
Jan-95             $ 9,495                    $ 9,941                 $10,333              $10,373                $10,074
Feb-95             $ 9,814                    $10,178                 $10,736              $10,420                $10,412
Mar-95             $10,002                    $10,240                 $11,052              $10,468                $10,612
Apr-95             $10,225                    $10,384                 $11,377              $10,516                $10,849
May-95             $10,595                    $10,785                 $11,831              $10,564                $11,241
Jun-95             $10,774                    $10,864                 $12,106              $10,613                $11,431
Jul-95             $11,029                    $10,840                 $12,507              $10,660                $11,701
Aug-95             $11,058                    $10,971                 $12,538              $10,707                $11,733
Sep-95             $11,318                    $11,078                 $13,067              $10,754                $12,008
Oct-95             $11,278                    $11,222                 $13,020              $10,800                $11,966
Nov-95             $11,613                    $11,390                 $13,591              $10,848                $12,321
Dec-95             $11,814                    $11,550                 $13,853              $10,895                $12,534
Jan-96             $12,075                    $11,626                 $14,324              $10,940                $12,812
Feb-96             $12,065                    $11,424                 $14,457              $10,985                $12,801
Mar-96             $12,106                    $11,344                 $14,596              $11,029                $12,844
Apr-96             $12,218                    $11,280                 $14,811              $11,073                $12,963
May-96             $12,350                    $11,257                 $15,191              $11,118                $13,103
Jun-96             $12,406                    $11,408                 $15,249              $11,162                $13,163
Jul-96             $12,038                    $11,439                 $14,575              $11,207                $12,773
Aug-96             $12,181                    $11,420                 $14,883              $11,251                $12,924
Sep-96             $12,665                    $11,618                 $15,719              $11,296                $13,437
Oct-96             $12,901                    $11,876                 $16,153              $11,342                $13,688
Nov-96             $13,590                    $12,079                 $17,372              $11,387                $14,419
Dec-96             $13,375                    $11,967                 $17,028              $11,433                $14,190
Jan-97             $13,769                    $12,004                 $18,091              $11,478                $14,609
Feb-97             $13,833                    $12,034                 $18,234              $11,524                $14,677
Mar-97             $13,473                    $11,901                 $17,486              $11,570                $14,295
Apr-97             $13,955                    $12,079                 $18,528              $11,618                $14,806
May-97             $14,620                    $12,194                 $19,661              $11,667                $15,511
Jun-97             $15,115                    $12,339                 $20,535              $11,714                $16,037
Jul-97             $15,924                    $12,672                 $22,168              $11,765                $16,895
Aug-96             $15,288                    $12,564                 $20,927              $11,815                $16,220
Sep-97             $15,920                    $12,749                 $22,071              $11,864                $16,891
Oct-97             $15,562                    $12,934                 $21,334              $11,915                $16,512
Nov-97             $15,920                    $12,993                 $22,322              $11,965                $16,891
Dec-97             $16,169                    $13,125                 $22,706              $12,016                $17,156
Jan-98             $16,356                    $13,293                 $22,958              $12,068                $17,354
Feb-98             $17,149                    $13,282                 $24,613              $12,115                $18,195
Mar-98             $17,757                    $13,327                 $25,873              $12,167                $18,840
Apr-98             $17,909                    $13,397                 $26,137              $12,217                $19,002
May-98             $17,698                    $13,524                 $25,688              $12,268                $18,778
Jun-98             $18,127                    $13,639                 $26,731              $12,319                $19,233
Jul-98             $17,974                    $13,667                 $26,447              $12,370                $19,071
Aug-98             $16,209                    $13,890                 $22,626              $12,422                $17,197
Sep-98             $16,893                    $14,215                 $24,076              $12,473                $17,924
Oct-98             $17,874                    $14,140                 $26,031              $12,529                $18,965
Nov-98             $18,572                    $14,220                 $27,608              $12,582                $19,705
Dec-98             $19,340                    $14,263                 $29,232              $12,631                $20,519
Jan-99             $19,752                    $14,364                 $30,454              $12,679                $20,957
Feb-99             $19,211                    $14,113                 $31,401              $12,721                $20,383
Mar-99             $19,717                    $14,191                 $32,657              $12,768                $20,920
Apr-99             $20,286                    $14,236                 $33,920              $12,814                $21,523
May-99             $19,872                    $14,111                 $33,120              $12,860                $21,084
Jun-99             $20,544                    $14,066                 $34,922              $12,905                $21,798
Jul-99             $20,220                    $14,007                 $33,831              $12,954                $21,453
Aug-99             $20,116                    $14,000                 $33,664              $13,005                $21,343
Sep-99             $19,895                    $14,162                 $32,741              $13,055                $21,109
Oct-99             $20,664                    $14,214                 $34,814              $13,108                $21,925
Nov-99             $21,108                    $14,213                 $35,520              $13,160                $22,394
Dec-99             $21,993                    $14,145                 $37,613              $13,217                $23,349
Jan-00             $21,189                    $14,098                 $35,724              $13,273                $22,502
Feb-00             $21,217                    $14,269                 $35,049              $13,328                $22,532

          ------ Wells Fargo LifePath 2020 Class A     - - - - S & P 500 Composite Index
          ...... Lehman Brothers Aggregate Bond Index  __ _ .  IMoneyNet All Taxable Money Fund Average

            Wells Fargo LifePath    Lehman Brothers Aggregate    S & P 500          IBC All Taxable       Wells Fargo LifePath
            2030 Class A            Bond Index                   Composite Index    Money Fund Average    2030 Class I
            --------------------    -------------------------    ---------------    ------------------    --------------------
Mar 1-94            $ 9,425                   $10,000                  $10,000             $10,000                $10,000
Mar-94              $ 9,144                   $ 9,753                  $ 9,564             $10,024                $ 9,702
Apr-94              $ 9,144                   $ 9,675                  $ 9,687             $10,049                $ 9,702
May-94              $ 9,210                   $ 9,674                  $ 9,846             $10,078                $ 9,772
Jun-94              $ 9,044                   $ 9,653                  $ 9,604             $10,108                $ 9,595
Jul-94              $ 9,262                   $ 9,845                  $ 9,920             $10,140                $ 9,827
Aug-94              $ 9,500                   $ 9,857                  $10,326             $10,173                $10,079
Sep-94              $ 9,284                   $ 9,712                  $10,074             $10,209                $ 9,851
Oct-94              $ 9,418                   $ 9,703                  $10,300             $10,245                $ 9,993
Nov-94              $ 9,150                   $ 9,682                  $ 9,925             $10,285                $ 9,708
Dec-94              $ 9,265                   $ 9,748                  $10,072             $10,328                $ 9,830
Jan-95              $ 9,477                   $ 9,941                  $10,333             $10,373                $10,055
Feb-95              $ 9,805                   $10,178                  $10,736             $10,420                $10,403
Mar-95              $10,020                   $10,240                  $11,052             $10,468                $10,632
Apr-95              $10,273                   $10,384                  $11,377             $10,516                $10,899
May-95              $10,709                   $10,785                  $11,831             $10,564                $11,362
Jun-95              $10,915                   $10,864                  $12,106             $10,613                $11,581
Jul-95              $11,198                   $10,840                  $12,507             $10,660                $11,881
Aug-95              $11,227                   $10,971                  $12,538             $10,707                $11,912
Sep-95              $11,541                   $11,078                  $13,067             $10,754                $12,245
Oct-95              $11,482                   $11,222                  $13,020             $10,800                $12,182
Nov-95              $11,874                   $11,390                  $13,591             $10,848                $12,598
Dec-95              $12,114                   $11,550                  $13,853             $10,895                $12,853
Jan-96              $12,406                   $11,626                  $14,324             $10,940                $13,163
Feb-96              $12,406                   $11,424                  $14,457             $10,985                $13,163
Mar-96              $12,461                   $11,344                  $14,596             $11,029                $13,221
Apr-96              $12,622                   $11,280                  $14,811             $11,073                $13,392
May-96              $12,784                   $11,257                  $15,191             $11,118                $13,564
Jun-96              $12,829                   $11,408                  $15,249             $11,162                $13,611
Jul-96              $12,381                   $11,439                  $14,575             $11,207                $13,136
Aug-96              $12,544                   $11,420                  $14,883             $11,251                $13,309
Sep-96              $13,114                   $11,618                  $15,719             $11,296                $13,913
Oct-96              $13,379                   $11,876                  $16,153             $11,342                $14,195
Nov-96              $14,228                   $12,079                  $17,372             $11,387                $15,096
Dec-96              $13,971                   $11,967                  $17,028             $11,433                $14,823
Jan-97              $14,443                   $12,004                  $18,091             $11,478                $15,324
Feb-97              $14,517                   $12,034                  $18,234             $11,524                $15,402
Mar-97              $14,082                   $11,901                  $17,486             $11,570                $14,940
Apr-97              $14,661                   $12,079                  $18,528             $11,618                $15,555
May-97              $15,462                   $12,194                  $19,661             $11,667                $16,405
Jun-97              $16,077                   $12,339                  $20,535             $11,714                $17,057
Jul-97              $17,083                   $12,672                  $22,168             $11,765                $18,125
Aug-96              $16,246                   $12,564                  $20,927             $11,815                $17,237
Sep-97              $17,053                   $12,749                  $22,071             $11,864                $18,093
Oct-97              $16,574                   $12,934                  $21,334             $11,915                $17,585
Nov-97              $17,032                   $12,993                  $22,322             $11,965                $18,070
Dec-97              $17,344                   $13,125                  $22,706             $12,016                $18,402
Jan-98              $17,535                   $13,293                  $22,958             $12,068                $18,605
Feb-98              $18,582                   $13,282                  $24,613             $12,115                $19,715
Mar-98              $19,374                   $13,327                  $25,873             $12,167                $20,556
Apr-98              $19,555                   $13,397                  $26,137             $12,217                $20,748
May-98              $19,273                   $13,524                  $25,688             $12,268                $20,449
Jun-98              $19,832                   $13,639                  $26,731             $12,319                $21,041
Jul-98              $19,617                   $13,667                  $26,447             $12,370                $20,813
Aug-98              $17,204                   $13,890                  $22,626             $12,422                $18,254
Sep-98              $18,002                   $14,215                  $24,076             $12,473                $19,100
Oct-98              $19,285                   $14,140                  $26,031             $12,529                $20,462
Nov-98              $20,217                   $14,220                  $27,608             $12,582                $21,450
Dec-98              $21,229                   $14,263                  $29,232             $12,631                $22,524
Jan-99              $21,756                   $14,364                  $30,454             $12,679                $23,083
Feb-99              $21,045                   $14,113                  $31,401             $12,721                $22,329
Mar-99              $21,689                   $14,191                  $32,657             $12,768                $23,012
Apr-99              $22,439                   $14,236                  $33,920             $12,814                $23,808
May-99              $21,910                   $14,111                  $33,120             $12,860                $23,247
Jun-99              $22,794                   $14,066                  $34,922             $12,905                $24,185
Jul-99              $22,326                   $14,007                  $33,831             $12,954                $23,688
Aug-99              $22,153                   $14,000                  $33,664             $13,005                $23,505
Sep-99              $21,821                   $14,162                  $32,741             $13,055                $23,152
Oct-99              $22,847                   $14,214                  $34,814             $13,108                $24,240
Nov-99              $23,464                   $14,213                  $35,520             $13,160                $24,867
Dec-99              $24,723                   $14,145                  $37,613             $13,217                $26,202
Jan-00              $23,647                   $14,098                  $35,724             $13,273                $25,068
Feb-00              $23,703                   $14,269                  $35,049             $13,328                $25,142

         ------ Wells Fargo LifePath 2030 Class A      - - - - S & P 500 Composite Index
         ...... Lehman Brothers Aggregate Bond Index   __ _ .  IMoneyNet All Taxable Money Fund Average

42 LifePath Funds Prospectus

                               Prospectus/Supplemental Annual Report Information
--------------------------------------------------------------------------------

                  WELLS FARGO - LIFEPATH 2040 Class A Shares

            Wells Fargo LifePath    Lehman Brothers Aggregate     S & P 500          IBC All Taxable        Wells Fargo LifePath
            2040 Class A            Bond Index                    Composite Index    Money Fund Average     2040 Class I
            --------------------    -------------------------     ---------------    ------------------     --------------------
Mar 1-94             $ 9,425                  $10,000                  $10,000              $10,000                 $10,000
Mar-94               $ 9,084                  $ 9,753                  $ 9,564              $10,024                 $ 9,638
Apr-94               $ 9,159                  $ 9,675                  $ 9,687              $10,049                 $ 9,718
May-94               $ 9,263                  $ 9,674                  $ 9,846              $10,078                 $ 9,828
Jun-94               $ 9,056                  $ 9,653                  $ 9,604              $10,108                 $ 9,609
Jul-94               $ 9,303                  $ 9,845                  $ 9,920              $10,140                 $ 9,870
Aug-94               $ 9,615                  $ 9,857                  $10,326              $10,173                 $10,202
Sep-94               $ 9,391                  $ 9,712                  $10,074              $10,209                 $ 9,964
Oct-94               $ 9,534                  $ 9,703                  $10,300              $10,245                 $10,116
Nov-94               $ 9,230                  $ 9,682                  $ 9,925              $10,285                 $ 9,793
Dec-94               $ 9,356                  $ 9,748                  $10,072              $10,328                 $ 9,927
Jan-95               $ 9,567                  $ 9,941                  $10,333              $10,373                 $10,150
Feb-95               $ 9,921                  $10,178                  $10,736              $10,420                 $10,526
Mar-95               $10,175                  $10,240                  $11,052              $10,468                 $10,796
Apr-95               $10,425                  $10,384                  $11,377              $10,516                 $11,061
May-95               $10,838                  $10,785                  $11,831              $10,564                 $11,500
Jun-95               $11,084                  $10,864                  $12,106              $10,613                 $11,761
Jul-95               $11,441                  $10,840                  $12,507              $10,660                 $12,139
Aug-95               $11,441                  $10,971                  $12,538              $10,707                 $12,139
Sep-95               $11,795                  $11,078                  $13,067              $10,754                 $12,514
Oct-95               $11,698                  $11,222                  $13,020              $10,800                 $12,411
Nov-95               $12,124                  $11,390                  $13,591              $10,848                 $12,863
Dec-95               $12,370                  $11,550                  $13,853              $10,895                 $13,125
Jan-96               $12,719                  $11,626                  $14,324              $10,940                 $13,495
Feb-96               $12,788                  $11,424                  $14,457              $10,985                 $13,568
Mar-96               $12,870                  $11,344                  $14,596              $11,029                 $13,655
Apr-96               $13,101                  $11,280                  $14,811              $11,073                 $13,900
May-96               $13,332                  $11,257                  $15,191              $11,118                 $14,145
Jun-96               $13,377                  $11,408                  $15,249              $11,162                 $14,193
Jul-96               $12,844                  $11,439                  $14,575              $11,207                 $13,627
Aug-96               $13,045                  $11,420                  $14,883              $11,251                 $13,841
Sep-96               $13,704                  $11,618                  $15,719              $11,296                 $14,540
Oct-96               $13,957                  $11,876                  $16,153              $11,342                 $14,808
Nov-96               $14,916                  $12,079                  $17,372              $11,387                 $15,826
Dec-96               $14,647                  $11,967                  $17,028              $11,433                 $15,541
Jan-97               $15,262                  $12,004                  $18,091              $11,478                 $16,193
Feb-97               $15,368                  $12,034                  $18,234              $11,524                 $16,305
Mar-97               $14,858                  $11,901                  $17,486              $11,570                 $15,765
Apr-97               $15,549                  $12,079                  $18,528              $11,618                 $16,498
May-97               $16,538                  $12,194                  $19,661              $11,667                 $17,546
Jun-97               $17,261                  $12,339                  $20,535              $11,714                 $18,313
Jul-97               $18,401                  $12,672                  $22,168              $11,765                 $19,524
Aug-96               $17,399                  $12,564                  $20,927              $11,815                 $18,460
Sep-97               $18,333                  $12,749                  $22,071              $11,864                 $19,451
Oct-97               $17,649                  $12,934                  $21,334              $11,915                 $18,726
Nov-97               $18,205                  $12,993                  $22,322              $11,965                 $19,315
Dec-97               $18,527                  $13,125                  $22,706              $12,016                 $19,657
Jan-98               $18,762                  $13,293                  $22,958              $12,068                 $19,907
Feb-98               $20,080                  $13,282                  $24,613              $12,115                 $21,305
Mar-98               $21,091                  $13,327                  $25,873              $12,167                 $22,377
Apr-98               $21,303                  $13,397                  $26,137              $12,217                 $22,602
May-98               $20,879                  $13,524                  $25,688              $12,268                 $22,152
Jun-98               $21,592                  $13,639                  $26,731              $12,319                 $22,909
Jul-98               $21,356                  $13,667                  $26,447              $12,370                 $22,659
Aug-98               $18,123                  $13,890                  $22,626              $12,422                 $19,229
Sep-98               $19,081                  $14,215                  $24,076              $12,473                 $20,245
Oct-98               $20,687                  $14,140                  $26,031              $12,529                 $21,949
Nov-98               $21,868                  $14,220                  $27,608              $12,582                 $23,201
Dec-98               $23,191                  $14,263                  $29,232              $12,631                 $24,606
Jan-99               $23,863                  $14,364                  $30,454              $12,679                 $25,318
Feb-99               $23,088                  $14,113                  $31,401              $12,721                 $24,496
Mar-99               $23,939                  $14,191                  $32,657              $12,768                 $25,399
Apr-99               $24,870                  $14,236                  $33,920              $12,814                 $26,387
May-99               $24,236                  $14,111                  $33,120              $12,860                 $25,715
Jun-99               $25,439                  $14,066                  $34,922              $12,905                 $26,991
Jul-99               $24,818                  $14,007                  $33,831              $12,954                 $26,332
Aug-99               $24,610                  $14,000                  $33,664              $13,005                 $26,112
Sep-99               $24,144                  $14,162                  $32,741              $13,055                 $25,617
Oct-99               $25,517                  $14,214                  $34,814              $13,108                 $27,073
Nov-99               $26,333                  $14,213                  $35,520              $13,160                 $27,922
Dec-99               $28,066                  $14,145                  $37,613              $13,217                 $29,767
Jan-00               $26,659                  $14,098                  $35,724              $13,273                 $28,296
Feb-00               $26,701                  $14,269                  $35,049              $13,328                 $28,341

         ------ Wells Fargo LifePath 2040 Class A      - - - - S & P 500 Composite Index
         ...... Lehman Brothers Aggregate Bond Index   __ _ .  IMoneyNet All Taxable Money Fund Average


      1. Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Institutional Class shares have been in operation for less than one calendar year, therefore the performance shown is for the Class A shares of each respective Fund. The Fund's Administrator is contractually obligated to reimburse each Fund for some of its operating expenses or to waive a portion of the fees payable to it in order to maintain a certain operating expense ratio. Actual reimbursements and waivers have a positive effect on performance information. Without these reductions the Funds' returns would have been lower.
            Performance shown for each of the LifePath Funds prior to November 8, 1999 reflects performance of the Class A shares of the corresponding predecessor Stagecoach Trust LifePath Funds. Effective at the close of business on November 5, 1999, the Stagecoach Trust LifePath Funds were reorganized into series of the Wells Fargo Funds.
      2. For Class A shares, the maximum front-end sales charge is 5.75%. Institutional Class shares are sold without sales charges.
      3. The charts compare the performance of the Wells Fargo LifePath Funds Class A shares since inception with the S&P 500 Index, Lehman Brothers Aggregate Bond Index, and the IMoneyNet Taxable Money Fund Average.The charts assume a hypothetical $10,000 investment in Class A shares, reflects all operating expenses and assumes the maximum initial sales charge of 5.75%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over the counter markets. The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of bonds, mortgage-backed securities and asset-backed securities. IMoneyNet Taxable Money Fund Average is an average of money market funds whose returns are subject to federal, state and local income taxes. The indexes presented do not incur expenses and are not available directly for investment. Had these indexes incurred operating expenses, their performance would have been lower.

                                           43  LifePath Funds Prospectus

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

     STATEMENT OF ADDITIONAL INFORMATION
     supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

     ANNUAL/SEMI-ANNUAL REPORTS
     provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

     Call: 1-800-222-8222; option 4

     WRITE TO:
     Wells Fargo Funds
     PO Box 8266
     Boston, MA 02266-8266; or

     Visit the SEC's website at http://www.sec.gov

     REQUEST COPIES FOR A FEE BY WRITING TO:
     SEC Public Reference Room
     Washington, DC 20549-6009; or
     by electronic request at publicinfo@sec.gov
     Call: 1-800-SEC-0330 for details

     ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR SPECIFIC PRODUCT GROUP AT WELLS FARGO BANK:
     Wells Fargo  Checking  and  Savings:  1-800-869-3557
     Next Stage IRA or  Stagecoach IRA: 1-800-237-8472
     Portfolio Advisor: 1-877-689-7882

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                              Dated July 1, 2000

                           LIFEPATH OPPORTUNITY FUND
                              LIFEPATH 2010 FUND
                              LIFEPATH 2020 FUND
                              LIFEPATH 2030 FUND
                              LIFEPATH 2040 FUND


               Class A, Class B, Class C and Institutional Class


     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about five funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the LifePath Opportunity, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund offers Class A, Class B, Class C and Institutional Class shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated July 1, 2000. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS

                                                                                      Page
                                                                                      ----
Historical Fund Information......................................................        1

Investment Policies..............................................................        1

Operation of the LifePath Funds..................................................        3

Additional Permitted Investment Activities and Associated Risks..................        4

Management.......................................................................       19

Performance Calculations.........................................................       28

Determination of Net Asset Value.................................................       33

Additional Purchase and Redemption Information...................................       33

Portfolio Transactions...........................................................       35

Fund Expenses....................................................................       36

Federal Income Taxes.............................................................       37

Capital Stock....................................................................       42

Other............................................................................       48

Counsel..........................................................................       48

Independent Auditors.............................................................       48

Financial Information............................................................       49

Appendix.........................................................................      A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Stagecoach Trust and the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Stagecoach Trust portfolios to the Funds (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Stagecoach Trust portfolios, the Funds had only nominal assets.

     The Funds described in this SAI were created as part of the Reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or "Advisor"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisors' parent companies.

     The LifePath Opportunity, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds (collectively, the "LifePath Funds") commenced operations on November 8, 1999, as successors to the LifePath Funds of Stagecoach Trust. The predecessor Stagecoach Trust LifePath Funds offered Class A, Class B, and Class C shares. The Class B shares of the LifePath Opportunity Fund commenced operations on June 30, 1998, and the Class C shares of the LifePath 2040 Fund commenced operations on July 1, 1998. The Class B shares of all other LifePath Funds commenced operations on March 1, 1997. The Class C shares of all other LifePath Funds commenced operations on December 1, 1998. The Institutional Class shares commenced operations on November 8, 1999. Prior to June 24, 1998, the LifePath Opportunity Fund of Stagecoach Trust was named the LifePath 2000 Fund.

                              INVESTMENT POLICIES

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:


     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust or at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities in that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

                        OPERATION OF THE LIFEPATH FUNDS
                        -------------------------------

     Each LifePath Fund seeks to achieve its investment objective by investing all of its assets in a corresponding LifePath Master Portfolio of Master Investment Portfolio ("MIP"). The LifePath Opportunity Fund invests its assets in the LifePath 2000 Master Portfolio. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Organization and Management of the Funds" in the Prospectus for additional description of the Funds' and Master Portfolios' expenses and management.

     Each LifePath Fund may withdraw its investment in the corresponding Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Upon such withdrawal, the Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment advisor to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

     The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives" and "Investment Strategies" in the Prospectus. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

     Certain policies of a Master Portfolio which are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the corresponding LifePath Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment advisor to manage the Fund's portfolio in accordance with its objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. Each Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

     The LifePath Funds contain both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Funds evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each LifePath Fund as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Fund without regard to horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes.

        ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Funds. References to the activities of a LifePath Fund are understood to refer to the investments of the core or master portfolios in which it invests. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

     Asset-Backed Securities
     -----------------------

     The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading "Mortgage-Related Securities."

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Bonds
     -----

     Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Borrowing
     ---------

     The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

     Convertible Securities
     ----------------------

     The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Funds' financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

     Derivative Securities
     ---------------------

     The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the advisor will, consistent with the Funds' investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Dollar Roll Transactions
     ------------------------

    The Funds may enter into "dollar roll" transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

     Fixed-Income Securities
     -----------------------

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities.
The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. Securities rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a Fund is downgraded to a rating below investment grade, such Fund may continue to hold the security until such time as the Advisor determines it to be advantageous for the Fund to sell the security.

     Floating- and Variable-Rate Obligations
     -----------------------------------------

     The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     Foreign Securities
     ------------------

     The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country. The Funds may also invest in securities of companies located or operating in countries considered developing or to have "emerging" stock markets. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

     Each Fund may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     The Funds may enter into forward currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Forward Commitment, When-Issued and Delayed-Delivery Transactions
     -----------------------------------------------------------------

     The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Futures Contracts and Options Transactions
     ------------------------------------------

     In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the relevant Fund.

     The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

     The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Interest-Rate and Index Swaps. The Funds may enter into interest-rate and index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Advisor, or the Distributor.

     Money Market Instruments
     ------------------------

     The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by BGFA, as investment advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets;
(iii) have branches or agencies in the United States; and (iv) in the opinion of the Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Mortgage-Related Securities
     ---------------------------

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities.
Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Prepayment Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security . Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Early repayment of principal on mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Funds may also invest in investment grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     The Funds each may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The net asset value of a Funds' shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Funds sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

     The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and (iii) 10% of such Fund's total assets in aggregate. Gateway Funds, whose policies are to invest some or all of their assets in the securities of one or more open-end investment companies, are excepted from these general limitations. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Pass-Through Obligations
     ------------------------

     The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the GNMA) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as FNMA or FHLMC) or bonds collateralized by any of the foregoing.

     Privately Issued Securities
     ---------------------------

     The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The Advisor, under guidelines approved by Board of Trustees of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Repurchase Agreements.  Each Fund may enter into repurchase agreements,
     ---------------------
wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Funds' disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the Advisor.

     Reverse Repurchase Agreements
     -----------------------------

     The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

     Short-Term Corporate Debt Instruments
     -------------------------------------

     The Funds may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

     Stripped Obligations
     ----------------------

     The Funds may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

     The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Funds in such participations will not exceed 5% of the value of the Funds' total assets.

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Funds each may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities.

     Zero Coupon Bonds
     -------------------

     The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

     Nationally Recognized Ratings Organizations
     -------------------------------------------

     The ratings of Moody's, S&P, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and principal executive Officers of the Trust are listed below. The address of each, unless otherwise indicated, is 525 Market Street, 12th Floor, San Francisco, CA 94105. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            -------------------
*Robert C. Brown, 65                   Trustee             Director, Federal Farm Credit Banks Funding
5038 Kestral Parkway South                                 Corporation and Farm Credit System Financial
Sarasota, FL 34231                                         Assistance Corporation since February 1993.

Donald H. Burkhardt, 70                Trustee             Principal of the Burkhardt Law Firm.
777 South Steele Street
Denver, CO 80209

Jack S. Euphrat, 77                    Trustee             Private Investor.
415 Walsh Road
Atherton, CA 94027

Thomas S. Goho, 56                     Trustee             Business Associate Professor, Wake Forest
321 Beechcliff Court                                       University, Calloway School of Business and
Winston-Salem, NC 27104                                    Accountancy since 1994.

Peter G. Gordon, 56                    Trustee             Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                                   Water Company and President of Crystal Geyser
55 Francisco Street, Suite 410                             Roxane Water Company since 1977.
San Francisco, CA 94133

*W. Rodney Hughes, 72                  Trustee             Private Investor.
31 Dellwood Court
San Rafael, CA 94901

*Richard M. Leach, 63                  Trustee             President of Richard M. Leach Associates (a
P.O. Box 1888                                              financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 54                   Trustee             Private Investor/Real Estate Developer;
10 Legare Street                                           Chairman of Vault Holdings, LLC.
Charleston, SC 29401

Timothy J. Penny, 45                   Trustee             Senior Counselor to the public relations firm
500 North State Street                                     of Himle-Horner since January 1995 and Senior
Waseca, MN 56093                                           Fellow at the Humphrey Institute, Minneapolis,
                                                           Minnesota (a public policy organization) since
                                                           January 1995.

Donald C. Willeke, 59                  Trustee             Principal on the law firm of Willeke &
201 Ridgewood Avenue                                       Daniels.
Minneapolis, MN 55403

                                                           Principal Occupations
Name, Age and Address                  Position            During Past 5 Years
---------------------                  --------            -------------------
Michael J. Hogan, 41                   President           Executive Vice President of Wells Fargo Bank,
                                                           N.A. since July 1999.  Senior Vice President
                                                           of Wells Fargo Bank, N.A. from April 1997 to
                                                           May 1999.  Vice President of American Express
                                                           Financial Advisors from May 1996 to April
                                                           1997, and Director of American Express
                                                           Financial Advisors from March 1993 to May 1996.

Karla M. Rabusch, 41                   Treasurer           Senior Vice President of Wells Fargo Bank,
                                                           N.A., since May 2000.  Vice President of Wells
                                                           Fargo Bank, N.A. from December 1997 to May
                                                           2000.  Prior thereto, Director of Managed
                                                           Assets Investment Accounting of American
                                                           Express Financial Advisors from May 1994 to
                                                           November 1997.

C. David Messman, 40                   Secretary           Vice President and Senior Counsel of Wells
                                                           Fargo Bank, N.A. since January 1996.  Prior
                                                           thereto, Branch Chief, Division of Investment
                                                           Management, U.S. Securities and Exchange
                                                           Commission.

     Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of the Trust, and of each other trust in the Fund Complex.

     Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or an other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the year ended February 29, 2000, the Trustees received the following compensation:

                            Compensation Table
                       Year Ended February 29, 2000
                       ----------------------------

     Trustee                                 Compensation
     -------                                 ------------
     Robert C. Brown                         $12,102
     Donald H. Burkhardt                     $11,134
     Jack S. Euphrat                         $16,004
     Thomas S. Goho                          $16,004
     Peter G. Gordon                         $16,004
     W. Rodney Hughes                        $15,754
     Richard M. Leach                        $12,102
     J. Tucker Morse                         $15,754
     Timothy J. Penny                        $12,352
     Donald C. Willeke                       $12,352

     As of the date of this SAI, Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

     Investment Advisor.  The LifePath Funds do not have an investment advisor
     ------------------
or sub-advisor at the feeder Fund level. BGFA provides investment advisory services to each LifePath Master Portfolio. As investment advisor, BGFA furnishes investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolios. BGFA furnishes to the Trust's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. BGFA provides the Master Portfolios with, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions. For providing investment advisory services, BGFA is entitled to receive a monthly fee of 0.55% of each LifePath Master Portfolio's average daily net assets.

     LifePath Funds.  For the periods indicated below the corresponding Master
     --------------
Portfolio of each LifePath Fund paid to BGFA, without waiver, the following advisory fees:

                                               Year Ended      Year Ended      Year Ended
     Master Portfolio                            2/29/00         2/28/99         2/28/98
     ----------------                          ----------      ----------      ----------
     LifePath 2000 Master Portfolio            $  529,139      $  630,133      $  656,142
     LifePath 2010 Master Portfolio            $1,282,599      $1,236,989      $1,018,984
     LifePath 2020 Master Portfolio            $2,101,737      $1,882,147      $1,572,634
     LifePath 2030 Master Portfolio            $1,501,573      $1,405,948      $1,048,151
     LifePath 2040 Master Portfolio            $2,790,585      $2,472,170      $1,767,632


     Administrator.  The Trust has retained Wells Fargo Bank as Administrator on
     -------------
behalf of each Fund. Under the Administration Agreement between Wells Fargo Bank and the Trust, Wells Fargo Bank shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each

Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Wells Fargo Bank also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive a fee of up to 0.15% of each Fund's average daily net assets on an annual basis.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach Trust Funds, therefore, the information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid administrators by the predecessor portfolio.

     The predecessor Stagecoach Trust Funds had retained Wells Fargo Bank as Administrator for the period from April 1, 1999 through the Reorganization on November 5, 1999, under the same terms as are currently in effect. Prior to April 1, 1999, Wells Fargo served as Administrator and Stephens served as Co-Administrator on behalf of each Fund. Wells Fargo Bank and Stephens were entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Wells Fargo Bank and Stephens received a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund. In connection with the change in fees, the responsibility for performing various administration services was shifted to the Co-Administrator.

     LifePath Funds.  For the periods indicated below, the LifePath Funds paid
     --------------
the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:


                                    Year Ended                Year Ended               Year Ended
                                      2/29/00                   2/28/99                 2/28/98
                                      -------                   -------                 --------
Fund                          Wells Fargo   Stephens   Wells Fargo   Stephens   Wells Fargo   Stephens
----                          -----------   --------   -----------   --------   -----------   --------
LifePath Opportunity Fund        $ 80,141     $1,931      $ 22,853   $ 30,294       $14,649   $ 58,594
LifePath 2010 Fund               $149,355     $3,276      $ 36,185   $ 47,967       $17,577   $ 70,309
LifePath 2020 Fund               $267,609     $5,799      $ 66,125   $ 87,654       $32,004   $128,017
LifePath 2030 Fund               $213,679     $4,800      $ 53,371   $ 70,747       $23,443   $ 93,771
LifePath 2040 Fund               $457,652     $9,899      $107,988   $143,148       $45,597   $182,388

     Distributor. Stephens Inc. ("Stephens," the "Distributor"), located at 111
     -----------
Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Funds listed below have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for certain classes of their shares. The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Funds and Classes indicated in the table below pay Stephens a fee as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fee is based on the average daily net assets attributable to each Class.

          ------------------------------------------------------------------------
                   Maximum Annual 12b-1 Fee as a Percentage of Net Assets
          ------------------------------------------------------------------------
          Fund                               Class A       Class B       Class C
          ----                               -------       -------       -------
          LifePath Opportunity Fund             0.25%         0.75%         0.75%
          LifePath 2010 Fund                    0.25%         0.75%         0.75%
          LifePath 2020 Fund                    0.25%         0.75%         0.75%
          LifePath 2030 Fund                    0.25%         0.75%         0.75%
          LifePath 2040 Fund                    0.25%         0.75%         0.75%


     The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach Trust into Wells Fargo Funds Trust. Therefore, the information shown below concerning the fees received by the Funds' Distributor shows the fees paid by the predecessor portfolio that is considered the surviving entity for accounting purposes to its respective Distributor. The predecessor Stagecoach Funds had also retained Stephens as their Distributor.

     For the period ended February 29, 2000, the LifePath Funds paid the Distributor the following fees for distribution-related services, as set forth below, under each Fund's Plan:


                                                Printing &
        Former                                   Mailing         Marketing       Compensation
Stagecoach Trust Fund          Total           Prospectus        Brochures      to Underwriters
---------------------          -----           ----------        ---------      ---------------
LifePath Opportunity
   Class A                   $133,569             N/A               N/A              $133,569
   Class B                   $ 36,047             N/A               N/A              $ 36,047
   Class C                   $ 56,640             N/A               N/A              $ 56,640


                                                Printing &
        Former                                   Mailing         Marketing       Compensation
Stagecoach Trust Fund          Total           Prospectus        Brochures      to Underwriters
---------------------          -----           ----------        ---------      ---------------
LifePath 2010
   Class A                   $233,560             N/A               N/A              $233,560
   Class B                   $188,302             N/A               N/A              $188,302
   Class C                   $ 22,615             N/A               N/A              $ 22,615


LifePath 2020
   Class A                   $442,019             N/A               N/A              $442,019
   Class B                   $296,934             N/A               N/A              $296,934
   Class C                   $ 10,586             N/A               N/A              $ 10,586


LifePath 2030
   Class A                   $352,700             N/A               N/A              $352,700
   Class B                   $241,495             N/A               N/A              $241,495
   Class C                   $  4,535             N/A               N/A              $  4,535


LifePath 2040
   Class A                   $710,856             N/A               N/A              $710,856
   Class B                   $608.970             N/A               N/A              $608,970
   Class C                   $ 35,086             N/A               N/A              $ 35,086


     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Trustees has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     Shareholder Servicing Agent. The Funds have approved a Servicing Plan
     ---------------------------
and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.

     For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund of up to 0.25% on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown in the table below. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Trust's Board of Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     Fund                                                   Fee
     ----                                                   ---

     LifePath Opportunity
         Class A                                           0.25%
         Class B                                           0.25%
         Class C                                           0.25%
         Institutional Class                               0.25%


     LifePath 2010
         Class A                                           0.25%
         Class B                                           0.25%
         Class C                                           0.25%
         Institutional Class                               0.25%


     LifePath 2020
         Class A                                           0.25%
         Class B                                           0.25%
         Class C                                           0.25%
         Institutional Class                               0.25%

     Fund                                                   Fee
     ----                                                   ---

     LifePath 2030
         Class A                                           0.25%
         Class B                                           0.25%
         Class C                                           0.25%
         Institutional Class                               0.25%


     LifePath 2040
         Class A                                           0.25%
         Class B                                           0.25%
         Class C                                           0.25%
         Institutional Class                               0.25%


     General. The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Trustees of the Trust and the Non-Interested Trustees. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     Custodian. IBT, located at 200 Clarendon Street, Boston, MA, acts the
     ---------
custodian for each of the LifePath Funds. For its services as Custodian, IBT is not entitled to receive compensation so long as it is entitled to receive custodial fees from the Master Portfolios.

     The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund.

     Fund Accountant. IBT serves as fund accountant for the LifePath Funds.
     ---------------
For providing these services, IBT is entitled to receive an annual fee of $12,000 per Fund and an annual fee of $4,500 per class of shares.

     Transfer and Dividend Disbursing Agent. Boston Financial Data Services,
     --------------------------------------
Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complete base fee from all the Funds of the Trust, Core Trust and Wells Fargo Variable Trust.

     Underwriting Commissions. Stephens serves as the principal underwriter
     ------------------------
distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Stagecoach predecessor portfolios. The information shown below regarding underwriting commissions paid for the last three fiscal years reflects the amounts paid by the predecessor Stagecoach fund family.

     For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Stephens and the amounts retained by Stephens are as follows:


         Year Ended                     Year Ended                     Year Ended
           2/29/00                        2/28/99                        2/28/98
         ---------                      ----------                     ----------
    Paid          Retained          Paid         Retained          Paid         Retained
    ----          --------          ----         --------          ----         --------
  $119,353        $119,353      $6,214,051     $2,289,826      $7,671,295       $939,892


                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

     Average Annual Total Return:  The Funds may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

     Average Annual Total Return for the Period Ended February 29, 2000/1/
     ------------------------------------------------------------------

Fund                     Inception/2/     Ten Year    Five Year   One Year
----                     ---------        --------    ---------   --------

LifePath Opportunity
  Class A                    6.32%           N/A         7.17%     -1.52%
  Class B                    6.74%           N/A         7.64%     -1.05%
  Class C                    6.84%           N/A         7.91%      2.93%
  Institutional Class        7.37%           N/A         8.45%      4.40%

LifePath 2010
  Class A                   10.46%           N/A        11.94%      1.32%
  Class B                   10.87%           N/A        12.42%      2.10%
  Class C                   10.96%           N/A        12.66%      5.94%
  Institutional Class       11.53%           N/A        13.24%      7.33%

LifePath 2020
  Class A                   13.36%           N/A        15.30%      4.09%
  Class B                   13.81%           N/A        15.85%      4.94%
  Class C                   13.89%           N/A        16.05%      8.87%
  Institutional Class       14.51%           N/A        16.69%     10.55%

LifePath 2030
  Class A                   15.48%           N/A        17.91%      6.14%
  Class B                   15.91%           N/A        18.45%      7.19%
  Class C                   15.97%           N/A        18.63%     11.06%
  Institutional Class       16.62%           N/A        19.30%     12.60%

LifePath 2040
  Class A                   17.79%           N/A        20.47%      9.00%
  Class B                   18.22%           N/A        21.01%     10.07%
  Class C                   18.30%           N/A        21.20%     14.07%
  Institutional Class       18.97%           N/A        21.91%     15.70%

____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is the commencement date stated in the "Historical Fund Information" section of this SAI. The actual inception date of each Class may differ from the inception date of the corresponding Fund. Values for the Institutional Class shares of the LifePath Funds are calculated using Class A share performance adjusted to reflect the Institutional Class expenses.

          Cumulative Total Return. In addition to the above performance
          -----------------------
information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

        Cumulative Total Return for the Year Ended February 29, 2000/1/
        ------------------------------------------------------------

Fund                                        Inception/2/   Five Year   One Year
----                                        ---------      ---------   --------

LifePath Opportunity
   Class A                                      44.43%         41.40%     -1.52%
   Class B                                      47.85%         45.52%     -1.05%
   Class C                                      48.68%         46.35%      2.93%
   Institutional Class                          53.14%         50.00%      4.40%

LifePath 2010
   Class A                                      81.60%         75.78%      1.32%
   Class B                                      85.65%         80.57%      2.10%
   Class C                                      86.55%         81.47%      5.94%
   Institutional Class                          92.37%         86.22%      7.33%

LifePath 2020
   Class A                                     112.17%        103.78%      4.09%
   Class B                                     117.27%        109.64%      4.94%
   Class C                                     118.11%        110.50%      8.87%
   Institutional Class                         125.32%        116.40%     10.55%

LifePath 2030
   Class A                                     137.03%        127.86%      6.14%
   Class B                                     142.45%        134.17%      7.19%
   Class C                                     143.18%        134.91%     11.06%
   Institutional Class                         151.42%        141.69%     12.60%

LifePath 2040
   Class A                                     167.01%        169.15%      9.00%
   Class B                                     172.88%        161.44%     10.07%
   Class C                                     173.99%        161.55%     14.07%
   Institutional Class                         183.41%        169.25%     15.70%

____________________
/1/ Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

/2/ For purposes of showing performance information, the inception date of each Fund's predecessor portfolio is as follows: LifePath Funds -- March 3, 1997. The actual inception date of each Class may differ from the inception date of the corresponding Fund. Values for the Institutional Class shares of the LifePath Funds are calculated using Class A share performance adjusted to reflect the Institutional Class expenses.

          The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

          In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Trust may quote the performance or price-earning ratio of a Fund or a Class of in advertising and other types of literature as compared with the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or a class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share of each class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with the performance of a Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of each class of shares of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

     The Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRRO, such as Standard Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRROs. Any such comparisons may be useful to investors who wish to compare each class' past performance with other rated investments.

     From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Wells Fargo Funds Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to Wells Fargo Funds Trust's account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

     The Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment Advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of June 30, 1999, Wells Fargo Bank and its affiliates managed over $131 billion in assets.

     The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m. (Pacific time), 3:00 p.m. (Central time), 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Trust's Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Trustees.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds reserve the right to reject any purchase orders, and may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

The dealer reallowance for Class A shares is as follows:

     ---------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------
                                FRONT-END SALES           FRONT-END SALES                 DEALER
                                  CHARGE AS %               CHARGE AS %                 ALLOWANCE
            AMOUNT                 OF PUBLIC               OF NET AMOUNT              AS % OF PUBLIC
          OF PURCHASE            OFFERING PRICE              INVESTED                 OFFERING PRICE
     ---------------------------------------------------------------------------------------------------
       Less than $50,000             5.75%                     6.10%                       5.00%
     ---------------------------------------------------------------------------------------------------
       $50,000 to $99,999            4.75%                     4.99%                       4.00%
     ---------------------------------------------------------------------------------------------------
       $100,000 to $249,999          3.75%                     3.90%                       3.00%
     ---------------------------------------------------------------------------------------------------
       $250,000 to $499,999          2.75%                     2.83%                       2.25%
     ---------------------------------------------------------------------------------------------------
       $500,000 to $999,999          2.00%                     2.04%                       1.75%
     ---------------------------------------------------------------------------------------------------
       $1,000,000 and over/1/        0.00%                     0.00%                       1.00%
     ---------------------------------------------------------------------------------------------------

/1/We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker
     -----------------------------------------------------------------
may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders.  No contingent deferred sales charge is imposed on redemptions of
------------
Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Employees of the Transfer Agent.  Employees of
     ---------------------------------------------------------
Boston Financial Data Services, Inc., transfer agent for the Trust, may purchase Class A shares at net asset value.

                             PORTFOLIO TRANSACTIONS

     Since each Fund invests all of its assets in a corresponding Master Portfolio of Master Investment Portfolio ("MIP"), set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

     Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIP are prohibited from dealing with MIP as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolios may purchase securities from underwriting syndicates of which Stephens or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

     MIP has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIP's Board of Trustees,

BGFA, as adviser, is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is MIP's policy to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

     In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, a Master Portfolio may pay a broker/dealer which furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that such commission is determined to be reasonable in relation to the value of the brokerage services provided by such broker/dealer. Certain of the broker/dealers with whom the Master Portfolios may transact business may offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolios.

     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

                                 FUND EXPENSES

     Wells Fargo Bank ("WFB") is contractually obligated to reimburse each Fund for some of its operating expenses or to waive a portion of the fees payable to it in order to maintain a certain operating expense ratio. The minimum term of the contract is one year from the closing date of the reorganization, which was November 5, 1999. After this time, the contract remains in effect unless the Board acts to reduce or eliminate such waivers. WFB has committed to maintain current net operating expense ratio through June 30, 2001. Actual reimbursements and waivers have a positive effect on performance information. For the year ended February 29, 2000, Wells Fargo Bank waived a portion of each Fund's expenses. Expense waiver information is included in the Funds' Statements of Operations listed in their Annual Report.

     Except for the expenses borne by Wells Fargo Bank, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Stephens or

Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board of Trustees deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus of each Fund generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     General.  The Trust intends to continue to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to each Fund, rather than to the Trust as a whole. In addition, capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gain distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

     Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

     Foreign Taxes.  Income and dividends received by a Fund from sources within
     -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain circumstances, a regulated investment company is eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. None of the Funds expects to qualify for the election.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Trust may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.

     Foreign Shareholders.  Under the Code, distributions attributable to net
     --------------------
investment income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions generally are not subject to tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Corporate Shareholders.  Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

     Tax-Deferred Plan.  The shares of the Funds are available for a variety of
     -----------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     The Funds are five of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

     Most of the Trust's Funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust's Funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a Fund represents an equal, proportionate interest in a fund with all other shares. Shareholders of each class bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other Funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below, as of May 25, 2000, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                        5% OWNERSHIP AS OF MAY 25, 2000
                        -------------------------------

                                                                            Type of        Percentage       Percentage
              Fund                          Name and Address               Ownership        of Class         of Fund
              ----                          ----------------               ---------        --------         -------
LIFEPATH OPPORTUNITY FUND
Class A                            Wells Fargo Bank                          Record          16.60%           12.57%
                                   FBO Retirement Plans Omnibus
                                   PO Box 63015
                                   San Francisco, CA 94163-0001

Class B                            N/A

                                                                            Type of        Percentage       Percentage
              Fund                          Name and Address               Ownership        of Class         of Fund
              ----                          ----------------               ---------        --------         -------
Class C                            MLPF&S For The Sole Benefit Of Its       Record            9.54%           1.06%
                                   Customers
                                   ATTN:  Mutual Fund Administration
                                   4800 Deer Lake Drive East, 3rd
                                   Floor
                                   Jacksonville, FL 32246-6484

                                   Dean Witter For The Benefit of           Record            7.75%           0.86%
                                   Mario Crivello, Trustee FBO
                                   Sam and Isabella Crivello
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

Institutional Class                Norwest Bank Minnesota N.A. FBO          Record           96.10%           1.26%
                                   WO LifePath Off Fund R/R
                                   P.O. Box 1835
                                   Minneapolis, MN 55480-1533

LIFEPATH 2010 FUND
Class A                            Wells Fargo Bank, N.A.                   Record           22.62%          15.73%
                                   FBO Retirement Plans Omnibus
                                   PO Box 63015
                                   San Francisco, CA 94163-0001

Class B                            N/A

Class C                            Dean Witter For The Benefit of           Record            6.56%           0.30%
                                   Land Concern Ltd.
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

                                   Dean Witter For The Benefit of           Record            8.17%           0.37%
                                   Wells Fargo Bank Loan
                                   Collateral
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

                                   NFSC FEBO #CM5-600741                    Record            5.21%           0.24%
                                   David Lazer P/ADM
                                   David Lazer Inc. Empl. Ret. Tr.
                                   PO Box 1056
                                   Southampton, NY 11969-1056

                                                                            Type of        Percentage       Percentage
              Fund                          Name and Address               Ownership        of Class         of Fund
              ----                          ----------------               ---------        --------         -------
                                   EMJAYCO                                  Record             9.55%           0.43%
                                   Omnibus Account, FBO
                                   P.O. Box 17909
                                   Milwaukee, WI 53217-0909

Institutional Class                Norwest Bank MN N.A. FBO                 Record            97.42%           1.53%
                                   WF LifePath 2010 R/R
                                   P.O. Box 1533
                                   Minneapolis, MN 55480-1533

LIFEPATH 2020 FUND
Class A                            Wells Fargo Bank, N.A.                   Record            22.49%          16.90%
                                   FBO Retirement Plans Omnibus
                                   PO Box 63015
                                   San Francisco, CA 94163-0001

Class B                            N/A

Class C                            Dean Witter For The Benefit of           Record             5.32%           0.09%
                                   Richard Branning
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

                                   Dean Witter For The Benefit of           Record             5.31%           0.09%
                                   Robert W. Simpson TTEE
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

                                   EMJAYCO                                  Record             5.31%           0.09%
                                   Omnibus Account, FBO
                                   P.O. Box 17909
                                   Milwaukee, WI 53217-0909

                                   EMJAYCO                                  Record            21.98%           0.49%
                                   Omnibus Account, FBO
                                   P.O. Box 17909
                                   Milwaukee, WI 53217-0909

Institutional Class                EMSEO & Co.                              Record            75.55%           1.69%
                                   Wells Fargo LifePath 2020 Fund CL I
                                   P.O. Box 1450 NW 8477
                                   Minneapolis, MN 88485-1450

                                                                            Type of        Percentage       Percentage
              Fund                          Name and Address               Ownership        of Class         of Fund
              ----                          ----------------               ---------        --------         -------
LIFEPATH 2030 FUND
Class A                            Wells Fargo Bank, N.A.                   Record            25.61%          19.77%
                                   FBO Retirement Plans Omnibus
                                   PO Box 63015
                                   San Francisco, CA 94163-0001

Class B                            N/A

Class C                            Terry E. Hedemark & Susan C.           Beneficial           6.55%           0.07%
                                   Hedemark JTTEN
                                   3248 Catawba Dr.
                                   Cameron Park, CA 95682-7643

                                   EMJAYCO                                  Record            40.48%           0.42%
                                   Omnibus Account
                                   PO Box 17909
                                   Milwaukee, WI 53217-0909

                                   Dean Witter for the Benefit of           Record             5.10%           0.05%
                                   David Man LY
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

                                   EMJAYCO                                  Record            39.76%           0.45%
                                   Omnibus Account
                                   17909 P.O. Box
                                   Milwaukee, MI 53217-0909

Institutional Class                Norwest Bank MN N.A. FBO                 Record            57.91%           0.66%
                                   WF LifePath 2030 R/R
                                   P.O. Box 1533
                                   Minneapolis, MN 58480-1533

LIFEPATH 2040 FUND
Class A                            Wells Fargo Bank, N.A.                   Record            27.56%          20.14%
                                   FBO Retirement Plans Omnibus
                                   PO Box 63015
                                   San Francisco, CA 94163-0001

                                   Wells Fargo Bank, N.A. TTEE              Record             5.06%           3.70%
                                   FBO National Benefit
                                   Retirement Plans
                                   P.O. Box 9800
                                   Calabasis, CA 91372

Class B                            N/A

                                                                            Type of        Percentage       Percentage
              Fund                          Name and Address               Ownership        of Class         of Fund
              ----                          ----------------               ---------        --------         -------
Class C                            Dean Witter for the Benefit of           Record            11.13%           0.20%
                                   Cynthia Genera Orlandi TTEE of TI
                                   PO Box 250 Church Street Station
                                   New York, NY 10008-0250

                                   MLPF&S for The Benefit                   Record             5.59%           0.10%
                                   of its Customers
                                   Attn: Mutual Fund Administrators
                                   4800 Deer Lake Drive East
                                   3rd Floor
                                   Jacksonville, FL 32246-6484

                                   EMJAYCO                                  Record             8.26%           0.15%
                                   Omnibus Account
                                   P.O. Box 17909
                                   Milwaukee, WI 53217-0909

                                   Dean Witter for the Benefit of           Record            11.13%           0.20%
                                   Paolo Orlandi TTEE
                                   P.O. Box 250 Church Street Station
                                   New York, NY 10008-250

                                   Norwest Bank MN N.A. FBO                 Record            61.99%           0.23%
                                   WF LifePath 2040 R/R
                                   Attn: Mutual Fund OPS
                                   P.O. Box 1533
                                   Minneapolis, MN 55480-1533

                                   Wells Fargo Bank N.A. FBO                Record             9.88%           0.04%
                                   NBRP/Middlesex A/C 4300415001
                                   P.O. Box 9800 MAC E2141-028
                                   Calabasas, CA 91372-0800

Institutional Class                EMJAYCO                                  Record            13.05%           0.05%
                                   Omnibus Account, FBO
                                   17909 P.O. Box
                                   Milwaukee, WI 53217-0909


                                                                            Type of        Percentage       Percentage
              Fund                          Name and Address               Ownership        of Class         of Fund
              ----                          ----------------               ---------        --------         -------
                                   Hep & Co.                                Record            12.27%           0.05%
                                   FBO Wells Fargo Bank
                                   Mutual Funds MAC 2141-028
                                   9800 P.O. Box
                                   Calabasas, CA 91372-0800

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Trust's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                             INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION


     The portfolios of investments, financial statements, financial highlights and independent auditors report for the LifePath Opportunity, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds and their corresponding Master Portfolios for the year ended February 29, 2000, are hereby incorporated by reference to the Funds' Annual Report.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

     Corporate Bonds
     ---------------

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA,"
     ---
"AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

     Commercial Paper
     ----------------

     Moody's: The highest rating for commercial paper is "P-1" (Prime-1).
     --------
Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for commercial paper is rated "in the highest
     ---
category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            WELLS FARGO FUNDS TRUST
                        File Nos. 333-74295; 811-09253

                                    PART C
                               OTHER INFORMATION


Item 23.  Exhibits.
          --------

      Exhibit
      Number                            Description
      ------                            -----------

       (a)                  -  Amended and Restated Declaration of Trust,
                               incorporated by reference to Post-Effective
                               Amendment No. 8, filed December 17, 1999.

       (b)                  -  Not applicable.

       (c)                  -  Not applicable.

       (d)(1)(i)            -  Investment Advisory Agreement with Wells Fargo
                               Bank, N.A., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

             (ii)           -  Fee and Expense Agreement between Wells Fargo
                               Funds Trust and Wells Fargo Bank, N.A.

          (2)(i)            -  Sub-Advisory Contract with Barclays Global Fund
                               Advisors, incorporated by reference to Post-
                               Effective Amendment No. 8, filed December 17,
                               1999.

             (ii)           -  Sub-Advisory Contract with Galliard Capital
                               Management, Inc., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

             (iii)          -  Sub-Advisory Contract with Peregrine Capital
                               Management, Inc., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

             (iv)           -  Sub-Advisory Contract with Schroder Investment
                               Management North America Inc., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

             (v)            -  Sub-Advisory Contract with Smith Asset Management
                               Group, L.P., incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

             (vi)           -  Form of Sub-Advisory Contract with Wells Capital
                               Management Incorporated, incorporated by reference to Post-effective Amendment No. 1, filed May 28, 1999.

       (e)(i)               -  Form of Distribution Agreement along with Form of
                               Selling Agreement, incorporated by reference to Post-effective Amendment No. 1, filed May 28, 1999.

          (ii)              -  Distribution Plan, incorporated by reference to
                               Post-Effective Amendment No. 8, filed December 17, 1999.

       (f)                  -  Not applicable.

       (g)(1)               -  Custody Agreement with Barclays Global Investors,
                               N.A., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

          (2)               -  Custody Agreement with Norwest Bank Minnesota,
                               N.A., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

          (3)               -  Securities Lending Agreement by and among Wells
                               Fargo Funds Trust, Wells Fargo Bank, N.A. and Norwest Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

       (h)(1)               -  Administration Agreement with Wells Fargo Bank,
                               N.A., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

          (2)(i)            -  Fund Accounting Agreement, incorporated by
                               reference to Post-Effective Amendment No. 9, filed February 1, 2000.

          (3)               -  Transfer Agency and Service Agreement with Boston
                               Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

          (4)               -  Shareholder Servicing Plan, incorporated by
                               reference to Post-Effective Amendment No. 8, filed December 17, 1999.

          (5)               -  Form of Shareholder Servicing Agreement,
                               incorporated by reference to Post-Effective
                               Amendment No. 8, filed December 17, 1999.

       (i)                  -  Legal Opinion, filed herewith.

       (j)                  -  Consent of Independent Auditors, filed herewith.

       (j)(1)               -  Power of Attorney, Robert C. Brown, incorporated
                               by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

          (2)               -  Power of Attorney, Donald H. Burkhardt,
                               incorporated by reference to Post-Effective
                               Amendment No. 10, filed May 10, 2000.

          (3)               -  Power of Attorney, Jack S. Euphrat, incorporated
                               by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

          (4)               -  Power of Attorney, Thomas S. Goho, incorporated
                               by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

          (5)               -  Power of Attorney, Peter G. Gordon, incorporated
                               by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

          (6)               -  Power of Attorney, W. Rodney Hughes, incorporated
                               by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

          (7)               -  Form of Power of Attorney, Richard M. Leach,
                               incorporated by reference to Post-Effective
                               Amendment No. 10, filed May 10, 2000.

          (8)               -  Power of Attorney, J. Tucker Morse, incorporated
                               by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

          (9)               -  Power of Attorney, Timothy J. Perry, incorporated
                               by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

          (10)              -  Power of Attorney, Donald C. Willeke,
                               incorporated by reference to Post-Effective
                               Amendment No. 10, filed May 10, 2000.

          (11)              -  Power of Attorney, Michael J. Hogan, incorporated
                               by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

          (12)              -  Power of Attorney, Karla M. Rabusch, incorporated
                               by reference to Post-Effective Amendment No. 10, filed May 10, 2000.

       (k)                  -  Not applicable.

       (l)                  -  Not applicable.

       (m)                  -  Rule 12b-1 Plan, incorporated by reference to
                               Post-effective Amendment No. 8, filed December 17, 1999.

       (n)                  -  Rule 18f-3 Plan, incorporated by reference to
                               Post-Effective Amendment No. 8, filed December 17, 1999.

       (p)                  -  Code of Ethics, incorporated by reference to
                               Post-Effective Amendment No. 10, filed May 10, 2000.


Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------

         Registrant believes that no person is controlled by or under common control with Registrant.


Item 25. Indemnification.
         ---------------

         Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.


Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

         (a) Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly-owned subsidiary of Wells Fargo & Company, serves as investment adviser to all of the Registrant's investment portfolios, and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

         To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company and/or its subsidiaries.

         (b) Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI"), serves as an adviser or sub-adviser to various Funds of the Trust and as adviser or sub-adviser to certain other open-end management investment companies. The description of BGFA in Parts A and B of this Registration Statement is incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (c) Wells Capital Management Incorporated ("WCM"), a wholly-owned subsidiary of Wells Fargo Bank, N.A., serves as sub-adviser to various Funds of the Trust. The description of WCM in Parts A and B of this Registration Statement is incorporated by reference in Parts A and B of this Registration Statement is incorporated by reference herein. None of the directors and principal executive officers of WCM serves, or has served in the past two fiscal years, in such capacity for any other entity.

         (d) Peregrine Capital Management, Inc., an indirect wholly-owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The description of Peregrine Capital Management, Inc. ("Peregrine") in Parts A and B of the Registration Statement, is incorporated by reference herein. To the knowledge of the Registrant, none of the directors or executive officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (e) Schroder Investment Management North America Inc., serves as sub-adviser to various Funds of the Trust. The description of Schroder Investment Management North America Inc. ("SIMNA") in Parts A and B of the Registration Statement are incorporated by reference herein. The address is 787 Seventh Avenue, 34th Floor, New York, NY 10019. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of SIMNA which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroders p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or executive officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (f) Galliard Capital Management, Inc., an indirect, wholly-owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard Capital Management, Inc. ("Galliard") in Parts A and B of the Registration Statement, are incorporated by reference herein. The address of Galliard is LaSalle Plaza, Suite 2060, 800 LaSalle Avenue, Minneapolis, Minnesota

55479. To the knowledge of the Registrant, none of the directors or executive officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (g) Smith Asset Management, L.P., an indirect, partially-owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Smith Asset Management, L.P. ("Smith") in Parts A and B, of the Registration Statement, are incorporated by reference herein. The address of Smith is 300 Crescent Court, Suite 750, Dallas, Texas 75201. To the knowledge of the Registrant, none of the directors or executive officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


Item 27.  Principal Underwriters.
          ----------------------

         (a) Stephens Inc. ("Stephens"), distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Barclays Global Funds Inc., Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves, and Wells Fargo Variable Trust, Wells Fargo Core Trust and Wells Fargo Funds Trust and is the exclusive placement agent for Master Investment Portfolio, all of which are registered open-end management investment companies.

         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file No. 501-15510).

         (c)   Not applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------

         (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

         (b) Wells Fargo Bank maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, San Francisco, California 94105.

         (c) BGFA and BGI maintain all Records relating to their services as sub-adviser and custodian, respectively, at 45 Fremont Street, San Francisco, California 94105.

         (d) Stephens maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

         (e) Norwest Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

         (f) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, San Francisco, California 94105.

         (g) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Minneapolis, Minnesota 55479.

         (h) Galliard Capital Management, Inc. ("Galliard") maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479.

         (i) Smith Asset Management Group, LP maintains all Records relating to its services as investment sub-adviser at 500 Crescent Court, Suite 250, Dallas, Texas 75201.

         (j) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 787 Seventh Avenue, New York, New York 10019.


Item 29.  Management Services.
          -------------------

         Other than as set forth under the captions "Organization and Management of the Funds"" in the Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.  Not applicable.
          ------------

                                  SIGNATURES
                                  ----------

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of July, 2000.


                                        WELLS FARGO FUNDS TRUST

                                        By: /s/ Dorothy A. Peters
                                            --------------------------
                                            Dorothy A. Peters
                                            Assistant Secretary


       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                          Title                       Date
---------                          -----                       ----

           *                       Trustee
---------------------------
Robert C. Brown

           *                       Trustee
---------------------------
Donald H. Burkhardt

           *                       Trustee
---------------------------
Jack S. Euphrat

           *                       Trustee
---------------------------
Thomas S. Goho

           *                       Trustee
---------------------------
Peter G. Gordon

           *                       Trustee
---------------------------
W. Rodney Hughes

           *                       Trustee
---------------------------
Richard M. Leach

           *                       Trustee
---------------------------
J. Tucker Morse

           *                       Trustee
---------------------------
Timothy J. Penny

           *                       Trustee                     07/01/2000
---------------------------
Donald C. Willeke

*By:  /s/ Dorothy A. Peters
     ----------------------
     Dorothy A. Peters
     As Attorney-in-Fact
     July 1, 2000

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 1st day of July, 2000.

                                  WELLS FARGO CORE TRUST


                                  By   /s/ Dorothy A. Peters
                                       ----------------------
                                       Dorothy A. Peters
                                       Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                   Title                          Date
---------                   -----                          ----

           *                Trustee
-----------------------
(Robert C. Brown)

           *                Trustee
-----------------------
(Jack S. Euphrat)

           *                Trustee
-----------------------
(Thomas S. Goho)

           *                Trustee
-----------------------
(Peter Gordon)

           *                Trustee
-----------------------
(W. Rodney Hughes)

           *                Trustee
-----------------------
(J. Tucker Morse)

           *                Trustee
-----------------------
(Donald H. Burkhardt)

           *                Trustee
-----------------------
(Richard M. Leach)

           *                Trustee
-----------------------
(Timothy J. Penny)

           *                Trustee
-----------------------
(Donald C. Willeke)

By  /s/ Dorothy A. Peters                                  07/01/00
   ----------------------
   Dorothy A. Peters
   As Attorney-in-Fact
   July 1, 2000

                            WELLS FARGO FUNDS TRUST
                        FILE NOS. 333-74295; 811-09253

                                 EXHIBIT INDEX


Exhibit Number                              Description


EX-99.B(i)             Opinion and Consent of Counsel

EX-99.B(j)             Consent of Independent Auditors